UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-24071

Ellington Credit Company
(Exact Name of Registrant as Specified in Its Charter)

53 Forest Avenue, Suite 301
Old Greenwich, CT 06870
(203) 698-1200
(Address and telephone number, including area code, of principal executive offices)
Daniel Margolis
Ellington Credit Company
53 Forest Avenue, Suite 301
Old Greenwich, CT 06870
(Name and address of agent for service)

Date of fiscal year end: March 31
Date of reporting period: March 31, 2026

Item 1.    Report to Stockholders
The annual report to shareholders of the registrant for the fiscal year ended March 31, 2026, is filed herewith.
ELLINGTON CREDIT COMPANY

Letter to Shareholders and Management’s Discussion of Fund Performance
Dear Fellow Shareholders:
We are pleased to provide you with the following annual report of Ellington Credit Company (“we,” “us,” “our,” or the “Fund”) for the fiscal year ended March 31, 2026. This marks our first annual report to shareholders since completing our April 1, 2025 conversion to a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Conversion”).
The Fund is externally advised by an affiliate of Ellington Management Group, L.L.C., a leading fixed-income investment manager founded in 1994. The Fund benefits from Ellington’s three decades of experience in structured credit investing, portfolio construction, and disciplined risk management.
The Fund’s common shares trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “EARN.” As of March 31, 2026, the Fund’s net asset value (“NAV”) per share was $4.09, and it had approximately 37.6 million common shares outstanding. The closing price per share of our common shares on March 31, 2026 was $4.43, which represented an 8.3% premium to NAV per common share as of such date.
As of March 31, 2026, the Fund had $54.0 million aggregate principal amount of senior unsecured notes, accruing interest at 8.5% per annum and maturing in 2031. These notes have been rated ‘BBB’ by Egan-Jones Ratings Company, a nationally recognized statistical rating organization, and they trade on the NYSE under the ticker symbol “ELLA.”
INVESTMENT OBJECTIVES AND STRATEGY
Our primary investment objectives are to generate attractive current income and risk-adjusted total returns for shareholders. We seek to achieve these investment objectives by investing primarily in the mezzanine debt and equity tranches of corporate collateralized loan obligations (“CLOs”), which are securitizations predominantly backed by portfolios of non-investment-grade, first-lien senior secured corporate loans. Certain CLOs may also hold a limited portion (typically less than 10% in the U.S.) of other corporate credit assets, such as second-lien or unsecured loans and bonds.
Our investment philosophy emphasizes value, diversification, and flexibility across the CLO capital structure. We allocate dynamically between mezzanine debt and equity tranches and across both U.S. and European markets, allowing us to shift up or down in the capital structure and across markets as fundamentals and valuations evolve. Active trading is a core element of our strategy. During the fiscal year ended March 31, 2026, we executed 262 discrete CLO trades, reflecting our commitment to identifying and monetizing relative-value opportunities as they emerge.
In March 2026, we enhanced our capital structure through the issuance of $54 million of long-term senior unsecured notes. As of March 31, 2026 our borrowings consisted of these long-term senior unsecured notes, as well as $166.3 million of reverse repurchase agreements, and the average overall funding cost on our borrowings was 5.77%.
We complement our active trading approach with disciplined risk management. We opportunistically use derivative instruments to hedge against adverse credit events and credit-spread widening. These hedges, together with prudent leverage, liquidity management and rigorous portfolio monitoring, are designed to protect NAV and reduce volatility across market cycles.
OVERVIEW OF RESULTS FOR THE FISCAL YEAR ENDED MARCH 31, 2026
•Net investment income of $27.8 million, or $0.74 per share, and adjusted net investment income of $30.2 million, or $0.80 per share. See “Reconciliation of Adjusted Net Investment Income to Net Investment Income” below for additional details.
•GAAP net loss of $(38.9) million, or $(1.03) per share, primarily due to net realized and unrealized losses.
•Total distributions of $0.96 per common share ($0.08 per month).
•NAV per common share was $4.09 as of March 31, 2026.
•Following Conversion, remaining mortgage-related assets and hedges were liquidated with minimal NAV impact (approximately $0.01 per common share).
•CLO portfolio1 expanded by 23% to $308.4 million.
◦262 CLO trades executed, consisting of $302.8 million of portfolio purchases and $95.2 million of portfolio sales.

1 Also includes CLO-related corporate debt and equity securities.

◦Weighted average GAAP yield2, based on amortized cost, of 14.2% for CLO portfolio.
◦$68.6 million, or $1.82 per common share, in recurring cash distributions3 from CLO portfolio, well in excess of total operating expenses and distributions to shareholders.
•Added significant credit hedges designed to protect against downside risk, alongside the expansion of the CLO portfolio.
◦Credit hedges totaled $187.5 million of high-yield CDX notional equivalents4 as of March 31, 2026.
•Enhanced capital structure by issuing $54.0 million of long-term senior unsecured notes, and following fiscal year-end, deployed the proceeds primarily into new CLO investments, along with refinancing certain short-term secured financing.
Portfolio Overview
Shortly after the Conversion, we completed the disposition of our legacy mortgage-related assets and hedges, with minimal impact on NAV, and subsequently expanded our CLO portfolio. The timing of the Conversion proved advantageous, as heightened macroeconomic uncertainty following the unexpected tariff announcements in early April 2025 led to sharp declines in asset prices and elevated market volatility. We capitalized on this opportunity by efficiently redeploying capital into CLO investments near their April 2025 lows, ahead of the subsequent market rebound. With market conditions favorable following the April rebound, we increased the size of our CLO portfolio by 52% during the first half of the fiscal year, to $380 million as of September 30, 2025.
The second half of the fiscal year proved more challenging for the CLO market, particularly for CLO equity tranches, as discussed in greater detail below. Given the market headwinds, most of our purchases were of CLO mezzanine debt, which proved more resilient than CLO equity, and we generally avoided new-issue equity in view of less appealing pricing dynamics, only participating in one new-issue equity transaction during the entire fiscal year. Where we did add equity investments, we prioritized higher-quality, longer-dated positions in the secondary market. These new investments were more than offset by opportunistic sales, paydowns, fair value declines concentrated in CLO equity, and several redemptions of mezzanine positions at par, resulting in a decline in the CLO portfolio to $308.4 million as of March 31, 2026.
Overall, we executed 262 discrete CLO trades during the year, purchasing $302.8 million of CLO investments and selling $95.2 million. Of these purchases, approximately 72% (by investment amount) were CLO mezzanine debt and 28% were equity. Our CLO portfolio grew by 23% year over year, from $250.3 million at March 31, 2025 to $308.4 million at March 31, 2026. As shown in the table below, our holdings at fiscal year-end primarily consisted of $162.8 million of equity tranches ($159.6 million dollar-denominated and $3.2 million non-dollar-denominated) and $145.1 million of mezzanine debt tranches ($117.7 million dollar-denominated and $27.4 million non-dollar-denominated).
The following table summarizes the composition of the investment portfolio as of March 31, 2026.

	Amortized Cost	Fair Value	% of Total Investments
	(In thousands)
U.S. CLO debt	$129,681	$117,708	38.2%
European CLO debt	33,379	27,416	8.9%
Total CLO debt	163,060	145,124	47.1%
U.S. CLO equity	204,092	159,597	51.8%
European CLO equity	5,341	3,217	1.0%
Total CLO equity	209,433	162,814	52.8%
Total CLO debt and equity	372,493	307,938	99.9%
Other investments	446	425	0.1%
Total investments	$372,939	$308,363	100.0%

2 Based on amortized cost; used in the calculation of interest income.
3 Recurring cash distributions primarily includes distributions received from our CLO investments but excludes cash received from CLO redemptions or sales during the quarter. Recurring cash distributions includes certain cash distributions that may be characterized as return of capital.
4 Notional equivalents are estimated based on historical price relationships between credit hedges (and/or their underlying components) and the Index, together with other factors. Our estimations of price relationships between instruments may change over time, and actual price relationships experienced may differ from those previously estimated.

Our CLO portfolio is diversified across U.S. and European markets and represents more than 75 underlying collateral managers, providing access to nearly 2,000 underlying corporate obligors across a wide range of industries. While we continue to invest opportunistically in both U.S. dollar and non-dollar-denominated CLOs based on evolving relative value, we expect our portfolio to remain predominantly U.S. dollar-denominated. As of March 31, 2026, the weighted-average maturity of the corporate loans underlying our CLO portfolio was approximately 4.3 years, with an average facility size of $1.7 billion, which supports secondary market liquidity.
Alongside the expansion of our long CLO portfolio, we significantly increased the size of our credit hedging portfolio during the fiscal year. Our selective use of credit hedges, combined with prudent leverage and liquidity management, is designed to mitigate downside risk while preserving flexibility as market conditions evolve. These hedges are intended to protect against more severe market dislocations rather than offset less pronounced market movements. As of March 31, 2026, we held substantial credit hedges, which we estimated represented high-yield CDX notional equivalents of $187 million, or more than 100% of our NAV. We also maintained a foreign currency hedge portfolio to manage exposure related to our European CLO investments.
We ended the fiscal year with cash and cash equivalents of $57.7 million, compared to $17.4 million as of March 31, 2025, providing meaningful dry powder for future deployment.
The following table summarizes our credit hedges, expressed in estimated notional equivalents1 of the Markit CDX North American High Yield Index (the "Index"), as of March 31, 2026:

(In thousands)	Estimated Index Equivalents
Credit Hedges[2]	$(187,462)
(1)Notional equivalents are estimated based on historical price relationships between credit hedges (and/or their underlying components) and the Index, together with other factors. Our estimations of price relationships between instruments may change over time, and actual price relationships experienced may differ from those previously estimated.
(2)Corporate credit hedges may include CDS, ETFs, equities, total return swaps, and similar instruments referencing both single issuers and indices, as well as options, tranches, and other derivatives on such instruments.
Portfolio Performance
We began the fiscal year by exiting our legacy mortgage-related investments and redeploying the proceeds into CLO investments following the April tariff-related sell-off, a timely move that boosted performance. Our investment portfolio generated positive results during the first half of the fiscal year, driven by net investment income and appreciation on CLO mezzanine debt. During the second half, however, macroeconomic volatility, weakness in lower-quality credits, and refinancings and repricings of premium loans created headwinds in the CLO market and led to portfolio losses that more than offset the positive performance from the first half.
On balance, our investment portfolio generated negative results for the full fiscal year, as unrealized losses primarily concentrated in CLO equity exceeded net investment income, trading gains, and gains from the call of mezzanine debt positions held at discounts to par. Results for the fiscal year also reflected modest losses on credit hedges, as corporate credit spreads were relatively resilient.
At March 31, 2026, our CLOs had a fair value of $307.9 million and a weighted average projected yield of 16.5%, based on fair value, and we held cash and cash equivalents of $57.7 million.
Market Overview
The fiscal year ended March 31, 2026 was marked by early strength in CLO markets that was ultimately undermined by macro volatility and weakening fundamentals later in the year.
Following tariff-related uncertainty in early April 2025, a subsequent pause in tariffs and Federal Reserve interest rate cuts supported a rebound in risk assets and positive momentum through the first half of our fiscal year. Strong demand for leveraged loans, improving borrower fundamentals, and capital inflows supported the CLO market. Credit spreads tightened and volatility declined.
Conditions deteriorated in the second half, however, as U.S. leveraged loan prices declined and performance diverged sharply by credit quality. Higher-quality, premium-priced loans continued to reprice and refinance at par, compressing excess interest, and BB-rated loans declined modestly while CCC-rated loans fell significantly amid rising idiosyncratic default concerns. Markets entered calendar 2026 on firmer footing but weakened quickly, as concerns around AI-driven disruption in the software sector—a small but still meaningful component of CLO collateral—as well as broader geopolitical risks, including the conflict in Iran, weighed on credit markets.
Default rates increased in both the U.S. and Europe during the fiscal year. Over the course of the year, the trailing 12-month default rate on the Morningstar LSTA U.S. Leveraged Loan Index increased from 0.82% to 1.44%, and the default rate on the Morningstar LSTA EU Leveraged Loan Index increased from 0.29% to 1.42%. Over the same period, the average price of loans underlying the Morningstar LSTA U.S. Leveraged Loan Index declined to $94.63 from $96.31, but this masked significant dispersion between resilient higher-quality loans and pronounced declines in lower-quality credits.
Loan repricing activity was elevated throughout the fiscal year in both the U.S. and Europe, as callable, higher-quality, premium loans were repriced with tighter coupon spreads at par. This trend began to reverse near the end of the fiscal year, as repricing activity declined significantly, reducing a headwind that had previously compressed CLO portfolio excess spreads. For the full fiscal year, leveraged loan issuance totaled $1.2 trillion, including $450 billion of repricings. Total CLO issuance was over $490 billion, including nearly $290 billion of refinancings and resets, as managers and equity investors capitalized on tighter spreads—primarily in the first half—to refinance or reset existing deals.
CLO performance followed a similar trajectory. U.S. and European CLO debt spreads generally tightened in the first half amid strong demand, benefiting mezzanine tranches. Higher-quality, seasoned mezzanine debt tranches outperformed as prepayment and repricing activity remained elevated. For CLO equity, tighter CLO debt spreads enabled liabilities to be refinanced or reset at lower coupons, but tighter loan spreads contributed to excess spread compression, while isolated defaults further pressured performance.
These trends reversed in the second half, as loan weakness and credit concerns drove credit spread widening, particularly in lower-rated CLO tranches, while senior CLO debt remained relatively stable. Lower-rated CLO debt experienced spread widening amid selling pressures and sector-specific weakness. Overall for the year, credit spreads on senior CLO tranches were modestly tighter, while those on lower-rated CLO tranches were unchanged to wider.
For CLO equity, elevated default concerns weighed heavily on valuations, particularly for CLOs with higher exposure to lower-rated loans. These pressures were further compounded by the continued excess spread compression within most CLOs, which reduced the excess interest available to CLO equity tranches. With excess spreads and CLO liquidation values declining for much of the second half of the fiscal year, CLO equity generated significant losses and underperformed CLO debt.
Looking ahead, market dislocations have improved the forward opportunity set, with valuations reset and higher projected risk-adjusted yields. Loan repricing risk has declined, near-term loan maturities remain limited, and CCC exposure is at multi-year lows, while continued investor demand for new issue CLOs provides technical support for CLO tranches. As of March 31, 2026 approximately 14% of loans trade at par and above, suggesting near-term repricing risk has somewhat abated. Less than 0.5% of loans mature before 2027, indicating limited near-term refinancing pressure, while the share of loans rated CCC+ or below has fallen to just 4.4%, a multi-year low. Demand for loans remains strong, supported by CLO formation and higher base rates.
Reconciliation of Adjusted Net Investment Income to Net Investment Income
We calculate Adjusted Net Investment Income as net investment income adjusted for: (i) non-recurring expenses; (ii) non-capitalized transaction costs, (iii) net realized gain (loss) and change in net appreciation (depreciation) associated with periodic settlements on interest rate swaps, and (iv) interest and dividend income (expense) net of transaction fees associated with the referenced assets on total return swaps. Adjusted Net Investment Income is a supplemental non-GAAP financial measure. We believe that the presentation of Adjusted Net Investment Income provides information useful to investors, because: (i) we believe that it is a useful indicator of both current and projected long-term financial performance, in that it excludes the impact of certain expenses and non-capitalized transaction costs that we believe are less useful in forecasting long-term performance and distribution-paying ability; and (ii) we believe that realized and accrued periodic settlements on interest rates swaps and interest and dividend income (expense) net of transaction fees on total return swaps are similar to net investment income and are more appropriately classified as recurring.
Our calculation of Adjusted Net Investment Income may differ from the calculation of similarly titled non-GAAP financial measures by our peers, with the result that these non-GAAP financial measures might not be directly comparable. In addition, because Adjusted Net Investment Income is an incomplete measure of our financial results and differs from net investment income computed in accordance with U.S. GAAP, it should be considered supplementary to, and not as a substitute for, net investment income computed in accordance with U.S. GAAP.
In setting our distributions, our Board of Trustees considers our earnings, liquidity, financial condition, distribution requirements, and financial covenants, along with other factors that our Board of Trustees may deem relevant from time to time.

The following table reconciles, for the year ended March 31, 2026, our Adjusted Net Investment Income to the line on our Consolidated Statement of Operations entitled Net Investment Income, which we believe is the most directly comparable U.S. GAAP measure:

(In thousands except share amounts and per share amounts)	Year Ended March 31, 2026
Net Investment Income	$27,824
Adjustments:
Less: Non-capitalized transaction costs and non-recurring expenses(1)	(2,409)
Plus: Net realized and change in net appreciation (depreciation) on periodic settlements of interest rate swaps and net interest and dividend income (expense) on total return swaps	$(3)
Adjusted Net Investment Income	$30,230
Weighted Average Shares Outstanding	37,566,273
Adjusted Net Investment Income Per Share	$0.80
(1)For the year ended March 31, 2026, includes $1.7 million of underwriters' fees related to the issuance of the Senior Notes, for which we have elected the fair value option, $0.6 million of professional fees and other expenses incurred in connection with such issuance, and $0.1 million of expenses incurred in connection with our strategic transformation.
DISTRIBUTIONS
For the year ended March 31, 2026, monthly distributions totaling $0.96 per common share were declared. During and subsequent to the year ended March 31, 2026, our Board of Trustees (the “Board”) declared the following distributions on our common shares:

Declaration Date	Record Date	Payment Date	Distribution per common share
April 3, 2025	April 30, 2025	May 27, 2025	$0.08
May 7, 2025	May 30, 2025	June 30, 2025	0.08
June 9, 2025	June 30, 2025	July 31, 2025	0.08
July 8, 2025	July 31, 2025	August 29, 2025	0.08
August 7, 2025	August 29, 2025	September 30, 2025	0.08
September 8, 2025	September 30, 2025	October 31, 2025	0.08
October 7, 2025	October 31, 2025	November 28, 2025	0.08
November 10, 2025	November 28, 2025	December 31, 2025	0.08
December 4, 2025	December 31, 2025	January 30, 2026	0.08
January 8, 2026	January 30, 2026	February 27, 2026	0.08
February 9, 2026	February 27, 2026	March 31, 2026	0.08
March 9, 2026	March 31, 2026	April 30, 2026	0.08
April 7, 2026	April 30, 2026	May 29, 2026	0.08
May 7, 2026	May 29, 2026	June 30, 2026	0.08
We have also adopted a dividend reinvestment plan (“DRIP”), which enables shareholders to compound returns by automatically reinvesting cash distributions in additional common shares of the Fund at a 5% discount to the then-current market price. We generally issue new shares under the DRIP, although the Board reserves the right to authorize open-market purchases of shares in connection with the DRIP. The DRIP is administered by Equiniti Trust Company, LLC, as plan agent. See “Dividend Reinvestment Plan.”
CONCLUDING THOUGHTS
The fiscal year ended March 31, 2026 was, in many ways, a tale of two halves for EARN. Our successful transition to a closed-end fund at the start of the fiscal year, the rapid redeployment of capital into the CLO market, and strong performance in the first half highlighted many of the capabilities that differentiate us. While market conditions deteriorated in the latter half, our up-in-credit bias and active trading drove meaningful outperformance relative to peers, even as we generated an overall net loss. Over the course of the year, we executed more than 260 trades to capture relative value across the CLO capital structure, with nearly three-quarters of our purchases in mezzanine debt, reflecting our disciplined positioning higher in the capital stack, particularly during the more challenging second half.

We believe recent market headwinds have reset valuations and significantly improved the forward opportunity set. Loan prepayments and repricings have slowed and CLO credit spreads have widened, creating attractive entry points for new CLO investments. At the same time, CLO managers are increasingly able to acquire performing loans at attractive discounts, which supports deal structures and enhances return potential. Ongoing dispersion in credit performance is also creating compelling opportunities for active management and tactical capital rotation. With higher reinvestment yields and improving market sentiment, we believe the current environment provides a strong foundation for continued portfolio growth.
Our portfolio benefits from diversification across CLO equity and mezzanine debt in both the U.S. and Europe, enhancing our resilience in a complex macro environment. While tariffs, AI-related disruption, geopolitical turbulence, and recessionary risks pose uncertainty, our portfolio diversification, active trading, and robust credit hedging are designed to mitigate downside risks and preserve flexibility during periods of volatility.
We entered the new fiscal year with dry powder, enhanced balance sheet flexibility, and an expanding opportunity set. Our recent issuance of unsecured notes has increased our earnings capacity, with proceeds already deployed into high-conviction investments that have contributed to positive performance in the new fiscal year. This balance sheet strength has enabled us to deploy capital into a dislocated market at attractive levels. April results were very strong, with an estimated economic return of nearly 7%, and this momentum has continued into May, reinforcing our confidence in the forward return outlook.
We believe that our balanced approach—mezzanine debt for stability, equity for upside, hedging for downside protection, and active trading—positions us to generate compelling income and total returns for our shareholders across market environments. We enter this next phase with a focused investment strategy, a disciplined approach to risk, and a portfolio we believe is well-suited to capitalize on the opportunities ahead.
Thank you for your continued support and confidence.
Laurence E. Penn
Chief Executive Officer & President

About Ellington Credit Company
The Fund is a non-diversified closed-end fund that seeks to provide attractive current yields and risk-adjusted total returns by investing primarily in corporate CLOs, with a focus on mezzanine debt and equity tranches. The Fund is externally managed and advised by an affiliate of Ellington Management Group, L.L.C., a leading fixed-income investment manager founded in 1994. The Fund benefits from Ellington’s extensive experience and deep expertise in portfolio management, credit analysis, and risk management.
Special Note Regarding Forward-Looking Statements
When used in this Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR, in future filings with the Securities and Exchange Commission, or the "SEC," or in press releases or other written or oral communications, statements which are not historical in nature, including those containing words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek," or similar expressions or their negative forms or references to strategy, plans or intentions, are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions.
Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates on corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, a deterioration in the market for collateralized loan obligations, our ability to adapt to the new regulatory regime associated with our conversion to a closed-end fund/RIC, potential business disruption related to our conversion to a closed-end fund/RIC, ability to achieve the anticipated benefits of our conversion to a closed-end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, increased tariffs, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under the heading “Risk Factors” in our Registration Statement on Form N-2, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, and it is not possible for us to predict or identify them all. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
“Names Rule” Policy
In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, we consider credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating-rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt instruments issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; (viii) certain preferred equity investments, especially those with dividend rates that either are fixed or float based on market interest rates; and (ix) other credit-related instruments. Corporate debt and equity assets may be acquired in conjunction with the liquidations of CLOs (whether CLOs in which we already hold investments, or other CLOs), as well as on an outright basis, although they are not currently a core focus of our investment strategy.
Our investments in other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will also be counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy. Derivatives instruments we use will be counted toward our 80% investment policy discussed above to the extent the derivatives instruments provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. The 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our Board without prior approval of shareholders. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.
Fundamental Investment Restrictions
Our stated fundamental policies, which may only be changed by the affirmative vote of a majority of our outstanding voting securities (the shares), are listed below. For the purposes of this report, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. We may not:
(1)Borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. We may borrow for investment purposes, for temporary liquidity, or to finance repurchases of our shares.
(2)Issue senior securities, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.
(3)Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.
(4)Invest more than 25% of the market value of our assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.
(5)Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude us from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.
(6)Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that we may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.
(7)Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans made by us. Additionally, the preceding limitation on loans does not preclude us from modifying note terms.
With respect to participation interests, we will treat both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (5).
The fundamental investment restrictions set forth above limit our ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of shareholders, as applicable, will be required or sought.

Non-Fundamental Investment Restrictions
We are also subject to the following non-fundamental restrictions and policies, which may be changed by our Board without the approval of the holders of a majority of our outstanding voting securities. We may not:
(1)Change or alter our investment objective or 80% policy;
(2)Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and
(3)Purchase any securities on margin except that we may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).
Compliance with any policy or limitation of ours that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of our assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful for us, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
Use of Leverage and Leverage Risks
The use of leverage, whether directly or indirectly through investments such as CLO equity, mezzanine debt securities or other instruments that inherently involve leverage, may magnify our risk of loss. CLO equity and junior debt securities are very highly leveraged (with CLO equity securities typically having debt-to-equity ratios ranging from eight to sixteen times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.
Further, subject to prevailing market conditions, we may add financial leverage if, immediately after such borrowing, we would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt or other “senior securities”) or 200% or more (for leverage obtained through preferred shares). As one example, if we have $100 in “Net Asset Value” (as defined below), we may utilize leverage through obtaining debt or other “senior securities” subject to a 300% asset coverage requirement, which will typically result in a debt limit of $50 (e.g., $150 in total assets compared to $50 in debt or other “senior securities”). As another example, if we have $100 in “Net Asset Value” (as defined below) and no debt, we may issue $100 in preferred shares subject to a 200% asset coverage requirement, which will typically result in a $100 limit on preferred shares (e.g., $200 in total assets compared to $100 in preferred shares). “Net Asset Value” means our total assets o minus our total liabilities. We also may add financial leverage through borrowings entered into under reverse repurchase agreements subject to the requirements discussed under “Derivatives Transactions” in our Registration Statement on Form N-2. We may use leverage opportunistically and may choose to increase or decrease our leverage, or use different types or combinations of leveraging instruments, at any time based on our assessment of market conditions and the investment environment. Certain instruments that create leverage are considered to be senior securities under the 1940 Act.
In the event we fail to meet our applicable asset coverage ratio requirements, we may not be able to incur additional debt and/or issue preferred shares, and could be required by law or otherwise to sell a portion of our investments to repay some debt or redeem preferred shares (if any) when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for treatment as a RIC for U.S. federal income tax purposes.
We expect that we will, or may need to, raise additional capital in the future to fund our continued growth or otherwise, and we may do so by entering into a credit facility, issuing preferred shares or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically and may choose to increase or decrease its leverage. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by its shareholders, and its leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial negative change will occur in our net asset value per share. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized.

See "Risk Factors—Risks Related to the Fund's Financing, Hedging and Derivatives Activities—The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable" for a tabular illustration of the effect of the use of direct leverage on returns from an investment in our common shares assuming various annual returns, net of expenses.
Performance Data
The graph below compares the cumulative shareholder return on our common shares with that of the S&P BDC Index for the period from April 1, 2025 through March 31, 2026. We do not believe there is an appropriate index of companies with an investment strategy similar to our own with which to compare the return on our common stock. The graph assumes that, on April 1, 2025, a person invested $10,000 in each of our common shares and the S&P BDC Index.
The graph measures cumulative total shareholder return, which takes into account both changes in share price and distributions. Total return based on market value is calculated assuming that our common shares were purchased at the market price as of the beginning of the period and that the total number of shares were sold at the closing market price per share on the last day of the period. Distributions are assumed to be reinvested at prices obtained under the DRIP. See “Dividend Reinvestment Plan” below in this report on Form N-CSR for additional information regarding our DRIP. The computation does not reflect any sales commission investors may incur in purchasing or selling our shares. Returns do not reflect the deduction of taxes that a shareholder would pay on any distributions received or on the sale of shares. S&P BDC Index returns do not reflect payment of any sales charges or fees an investor may pay to purchase the underlying securities or investment funds that are intended to track the performance of the S&P BDC Index.

Change in Value of a $10,000 Investment
$12,000
$11,000
$10,000
$9,000
$8,000
4/1/2025
4/30/2025
5/31/2025
6/30/2025
7/31/2025
8/31/2025
9/30/2025
10/31/2025
11/30/2025
12/31/2025
1/31/2026
2/28/2026
3/31/2026
EARN
S&P BDC Index

Performance figures for certain periods ended March 31, 2026:

	Year Ended March 31, 2026	Annualized Total Return
		1 Year	From Inception(1)
EARN	(1.26)%	(1.26)%	(1.26)%
S&P BDC Index	(13.98)%	(13.98)%	(13.98)%
(1)For the period April 1, 2025, date of the Conversion, to March 31, 2026.
Data for the Fund represents returns based on the change in the market price of our common shares, assuming the reinvestment of all distributions at prices obtained under the DRIP.

The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The index shown herein has not been selected to represent a benchmark for our strategy’s performance, but is instead disclosed to allow for comparison of our returns to those of known, recognized, and/or similar indices. The S&P BDC Index is designed to measure the performance of all business development companies (“BDCs”) listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although we are not a BDC, BDCs generally invest in high-yielding credit investments, as do we. In addition, similar to us, BDCs generally elect to be classified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires an investment company to distribute its taxable income to shareholders.
The performance data quoted herein represents past performance. Past performance is not indicative of, or a guarantee of, future results. Future results may vary and may be higher or lower than the data shown. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Our performance, especially over very short periods of time, should not be the sole factor in making your investment decisions.

Summary of Certain Portfolio Characteristics (Unaudited)
The below chart summarizes the Fund’s investment portfolio as of March 31, 2026:

Portfolio Overview

Euro Denominated CLO Equity; $3.2 million
U.S. Dollar Denominated CLO Debt; $117.7 million
Euro Denominated CLO Debt; $27.4 million
U.S. Dollar Denominated CLO Equity; $159.6 million
Other; $0.4 million
U.S. Dollar Denominated CLO Equity
U.S. Dollar Denominated CLO Debt
Other
Euro Denominated CLO Equity
Euro Denominated CLO Debt

The following provides details on the underlying CLO portfolio as of March 31, 2026. The information is presented on a look-through basis to the CLO tranches (both equity and mezzanine) held by the Fund as of March 31, 2026 and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments.

SUMMARY OF UNDERLYING PORTFOLIO(1)(2)
Number of Unique Underlying Loan Issuers	1,967
Floating Rate Loan Spread	3.10%
Junior Over-collateralization Cushion(3)	4.29%
Percentage of Loans that are Senior Secured(4)	95.5%
Loan Credit Rating(5)	B+/B
Loan Maturity	4.3 years
Loan Facility Size	$1.7 billion
Currency: USD/EUR Exposure	90%/10%
(1)Includes corporate bonds.
(2)This data is estimated and is derived from sources including CLO trustee reports, custody statements, and other information received from CLO collateral managers and other third party sources. Weighted averages shown unless otherwise indicated.
(3)Weighted average junior over-collateralization cushion is calculated solely with respect to positions in CLO equity tranches.
(4)Represents the percentage of the total collateral underlying the Fund’s CLO investments (including corporate loans and bonds) that are characterized as senior secured loans.
(5)Based on loan credit ratings assigned by Standard & Poor’s (“S&P”) or, for loans without an S&P rating, the S&P-equivalent rating of another rating agency that does/did rate the loan.

The following charts(1)(2) provide additional information on the assets underlying the Fund’s CLO portfolio as of March 31, 2026:

CLO PORTFOLIO - UNDERLYING ASSET TYPE

Second Lien, Floating Rate, and First Lien, Fixed Rate Leveraged Loans, 1%
Corporate Bonds, 4%
First Lien, Floating Rate Leveraged Loan, 95%

(1)Includes corporate bonds.
(2)This data is estimated and is derived from sources including CLO trustee reports, custody statements, and other information received from CLO collateral managers and other third party sources.
(3)Industry classifications are based on Moody’s industry categorization of each obligor as reported in CLO trustee reports, to the extent such information is available. In cases where CLO trustee reports do not provide an industry classification for an underlying obligor, it is included under “All Other Industries.” As a result, the Fund’s actual exposure to certain industries may be higher than what is presented if industry categories were available for all obligors."

Summary of Fees and Expenses
The following table is designed to assist investors in understanding the costs and expenses borne, directly or indirectly, by an investor in the Fund’s common shares, based on the assumptions set forth below. The percentages below are estimates and may vary in practice. Except where the context suggests otherwise, whenever this table refers to fees or expenses, the Fund will pay such fees and expenses out of its net assets and, consequently, shareholders will indirectly bear such fees and expenses as investors in the Fund.

SHAREHOLDER TRANSACTION FEES
Sales load	—%	(1)
Offering expenses borne by the Fund	—%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total shareholder transaction fees	—%	(4)

ANNUAL FUND EXPENSES (as a percentage of average Net Asset Value of Common Equity)
Management/Advisory Fees	1.46%	(5)
Performance Fee payable under Investment Advisory Agreement (17.5%)	2.82%	(6)
Interest Payments and Fees on Borrowed Funds	5.38%	(7)
Other Expenses	2.97%	(8)
Total annual fund expenses	12.63%	(9)
(1)In the event that the Fund sells its securities through underwriters or agents, the related prospectus supplement will disclose any applicable sales load.
(2)In the event the Fund publicly sells its securities through underwriters or agents, the related prospectus supplement will disclose the estimated total offering expense (which may include offering expenses borne by third parties on the Fund’s behalf), the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)The expenses of administering the DRIP are included in “Other Expenses.” Shareholders may incur brokerage charges if they direct their broker or the Plan Agent (as defined herein) to sell their Common Shares acquired pursuant to the DRIP. See “—Dividend Reinvestment Plan.”
(4)In the event that the Fund publicly sells its securities through underwriters or agents, the related prospectus supplement will disclose the offering price and total shareholder transaction expenses as a percentage of the offering price.
(5)The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the Fund’s “Net Asset Value” (total assets less total liabilities). Assumes estimated Management Fee for the year ended March 31, 2026 adjusted to reflect the issuance of an additional $17.5 million of common shares.
(6)Under the Investment Advisory Agreement, the Fund pays the Adviser a Performance Fee calculated and payable quarterly in arrears based upon the Fund’s “Pre-Performance Fee Net Investment Income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s common equity, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “Pre-Performance Fee Net Investment Income” means, for any fiscal quarter, interest income (including discount accretion, premium amortization, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such quarter, minus the Fund’s operating expenses for such quarter (excluding any litigation-related expenses, extraordinary expenses, and the Performance Fee). Pre-Performance Fee Net Investment Income does not include realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with any total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid to the swap counterparty. For interest rate swaps, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.
The calculation of the Performance Fee for each calendar quarter is as follows:
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount for such quarter, then no Performance Fee is payable to the Fund’s Adviser with respect to such quarter;
•If the Fund’s Pre-Performance Fee Net Investment Income for a quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Fund’s Adviser as the Performance Fee with respect to such quarter.
Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Fund’s Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of Pre-Performance Fee Net Investment Income is payable to the Fund’s Adviser as the Performance Fee with respect to such quarter.
•With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.
The Performance Fee assumes that Pre-Performance Fee Net Investment Income exceeds 121.21% of the Hurdle Amount in each quarter, and that it will be based on the estimated Performance Fee accrued for the year ended March 31, 2026 adjusted to reflect a proportional increase in the Performance Fee corresponding to the issuance of an additional $17.5 million of common stock.

(7)The average borrowings of $210 million at an average interest rate of 5.81% per annum, which includes the senior unsecured notes of $54 million issued in March 2026 and average borrowings under reverse repurchase agreements of $156 million. If the Fund issues additional debt securities and/or utilizes additional reverse repurchase agreements, then its interest expense and total annual expenses would increase accordingly.
(8)“Other expenses”includes the Fund’s overhead expenses, including payments under the Administration Agreement based on the Fund’s allocable portion of overhead and other expenses incurred by the Administrator, as well as fees associated with outsourced administrative functions, and is based on estimated amounts for the fiscal year ended March 31, 2026. “Other Expenses” also includes fees paid to the Fund’s independent accountants and legal counsel; compensation paid to independent trustees; and estimated debt issuance costs associated with the Fund’s senior unsecured notes issued in March 2026, for which the Fund has elected the fair value option and therefore expensed those costs at issuance.
(9)“Total annual fund expenses” are presented as a percentage of average Net Asset Value of Common Equity, because common shareholders bear all of the fees and expenses listed above (and not the holders of any preferred stock or debt securities). The indirect expenses associated with the Fund’s CLO equity investments are not included above, but if included, the Fund’s total annual expenses would increase to 21.03% of the average Net Asset Value of Common Equity.
The following examples illustrate the hypothetical expenses payable by a common shareholder on a $1,000 investment assuming a 5% annual net return, net of total fund expenses of 12.63%:

Example	1 Year	3 Years	5 Years	10 Years
A shareholder would pay the following expenses on a $1000 investment, assuming a 5% annual net return	$126	$398	$698	$1,589
The example and fee tables above do not represent the Fund’s future expenses; actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s actual performance will vary and may differ materially. For a more complete description of the fees and expenses borne directly and indirectly by the Fund, see the Notes to Consolidated Financial Statements included in Item 1 of this report on Form N-CSR. Also, while the example assumes reinvestment of all distributions at net asset value, participants in our DRIP will receive shares of our common stock in accordance with the terms of the plan. See “Dividend Reinvestment Plan.”

Consolidated Financial Statements for the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Ellington Credit Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Ellington Credit Company and its subsidiaries (the "Fund") as of March 31, 2026, and the related consolidated statements of operations, of changes in net assets, and of cash flows for the year ended March 31, 2026, including the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, the changes in its net assets and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Ellington Credit Company and its subsidiaries as of March 31, 2025 and December 31, 2024, and the related consolidated statements of operations, of shareholders’ equity and of cash flows for the three-month period ended March 31, 2025 and for the year ended December 31, 2024 (not presented herein), and in our report dated June 23, 2025, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of shareholders’ equity information for the three-month period ended March 31, 2025 and for the year ended December 31, 2024, is fairly stated, in all material respects, in relation to the consolidated statement of shareholders’ equity from which it has been derived.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the custodian and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
May 29, 2026
We have served as the Fund’s auditor since 2012.

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(In thousands, except share and per share amounts)	March 31, 2026
ASSETS	(Expressed in U.S. Dollars)
Investments, at fair value (cost $372,939)	$308,363
Cash and cash equivalents	57,726
Due from brokers	13,542
Financial derivatives–assets, at fair value (net upfront premiums paid (received) $2,585)	2,398
Interest and principal receivable	4,531
Other assets	367
Total Assets	386,927
LIABILITIES
Reverse repurchase agreements (Note 5)	166,274
Unsecured borrowings, at fair value (principal amount $54,000) (Note 5)	54,000
Payable for securities purchased and financial derivatives	2,157
Due to brokers	7
Financial derivatives–liabilities, at fair value (net upfront premiums paid (received) $(4,573))	3,228
Distributions payable	3,006
Performance fee payable to affiliate	1,074
Management fee payable to affiliate	583
Interest payable	624
Accrued expenses and other liabilities	2,152
Total Liabilities	233,105
COMMITMENTS AND CONTINGENCIES (Note 10)
NET ASSETS applicable to common shares of beneficial interest, no par value, unlimited shares authorized, 37,579,569 shares issued and outstanding	$153,822
COMPOSITION OF NET ASSETS
Paid-in capital	193,775
Total distributable earnings/(accumulated losses)	(39,953)
Total Net Assets	$153,822
Net asset value per common share	$4.09
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Collateralized Loan Obligations—Debt
United States
Structured Finance
37 Capital CLO 1, Ltd. (5)(7)	Secured Note — Class E, 11.13% (SOFR + 7.46% due October 15, 2034)	08/05/25	$1,670	$1,670	$1,531	1.00%
Atlas Senior Loan Fund X, Ltd. (5)(7)	Secured Note — Class E, 9.63% (SOFR + 5.96% due January 15, 2031)	07/22/25	1,850	1,775	1,561	1.01%
Atlas Senior Loan Fund XIV, Ltd. (5)(6)(7)	Secured Note — Class E, 10.87% (SOFR + 7.20% due July 20, 2032)	05/16/24	1,250	1,048	743	0.48%
Atlas Static Senior Loan Fund I, Ltd. (5)(7)	Secured Note — Class E, 12.18% (SOFR + 8.51% due July 15, 2030)	03/09/26	1,000	996	995	0.65%
Bain Capital Credit CLO 2017-2, Limited (5)(7)	Secured Note — Class ER3, 11.01% (SOFR + 7.34% due July 25, 2037)	06/24/25	6,560	6,560	5,962	3.88%
Bain Capital Credit CLO 2022-2, Limited (5)(7)	Secured Note — Class ER, 11.02% (SOFR + 7.35% due April 22, 2035)	06/13/25	1,620	1,620	1,365	0.89%
Ballyrock CLO 19 Ltd. (5)(7)	Secured Note — Class D, 10.78% (SOFR + 7.11% due April 20, 2035)	08/20/25	2,130	2,130	2,005	1.30%
Canyon CLO 2016-1, Ltd. (7)	Secured Note — Class ER, 9.68% (SOFR + 6.01% due July 15, 2031)	07/15/25	1,500	1,486	1,275	0.83%
Canyon CLO 2016-2, Ltd. (5)(7)	Secured Note — Class ER, 9.93% (SOFR + 6.26% due October 15, 2031)	10/28/25	2,250	2,147	1,519	0.99%
Canyon CLO 2019-1, Ltd. (5)(7)	Secured Note — Class ERR, 11.17% (SOFR + 7.50% due July 15, 2037)	07/24/25	650	645	596	0.39%
Carlyle Global Market Strategies CLO 2015-5, Ltd. (5)(7)	Secured Note — Class DR, 10.63% (SOFR + 6.96% due January 20, 2032)	11/25/25	3,800	3,754	3,608	2.35%
Crown City CLO III (5)(7)	Secured Note — Class D, 10.68% (SOFR + 7.01% due July 20, 2034)	05/08/25	2,000	1,924	1,688	1.10%
Crown Point CLO 10, Ltd. (5)(7)	Secured Note — Class E, 10.78% (SOFR + 7.11% due July 20, 2034)	07/01/25	1,700	1,686	1,557	1.01%
Crown Point CLO 9 Ltd. (5)(7)	Secured Note — Class ER, 10.69% (SOFR + 7.02% due July 14, 2034)	05/06/25	2,500	2,472	2,376	1.54%
Dryden 54 Senior Loan Fund LLC (5)(7)	Secured Note — Class E, 10.13% (SOFR + 6.46% due October 19, 2029)	08/20/24	1,750	1,654	1,536	1.00%
Elevation CLO 2013-1, Ltd. (5)(6)(7)	Secured Note — Class ER3, 11.42% (SOFR + 7.75% due July 25, 2038)	08/11/25	3,600	3,430	3,392	2.20%
First Eagle BSL CLO 2019-1 Ltd. (5)(7)	Secured Note — Class D, 11.63% (SOFR + 7.96% due January 20, 2033)	05/16/25	5,590	5,509	5,333	3.47%
Fortress Credit BSL IX Limited (5)(7)	Secured Note — Class ER, 11.27% (SOFR + 7.60% due October 20, 2033)	10/24/25	4,950	4,950	4,718	3.07%
Fortress Credit BSL VI Limited (5)(7)	Secured Note — Class ER, 10.38% (SOFR + 6.71% due July 23, 2031)	07/30/25	1,000	1,000	947	0.62%
Fortress Credit BSL VIII Limited (5)(6)(7)	Secured Note — Class E, 10.94% (SOFR + 7.27% due October 20, 2032)	03/06/24	3,000	2,939	2,698	1.75%
Fortress Credit BSL XII Limited (5)(7)	Secured Note — Class E, 11.06% (SOFR + 7.39% due October 15, 2034)	06/26/25	1,000	968	813	0.53%
Fortress Credit BSL XVII Limited (5)(7)	Secured Note — Class E, 11.82% (SOFR + 8.15% due October 23, 2034)	06/10/24	2,750	2,750	2,448	1.59%
Greywolf CLO II, Ltd. (5)(7)	Secured Note — Class DRR, 10.98% (SOFR + 7.31% due April 15, 2034)	02/20/25	2,000	1,950	1,939	1.26%
Guggenheim CLO 2020-1, Ltd. (5)(7)	Secured Note — Class ER, 11.08% (SOFR + 7.41% due April 15, 2031)	03/26/26	2,000	1,997	1,990	1.29%
HalseyPoint CLO 3, Ltd. (5)(7)	Secured Note — Class ER, 11.78% (SOFR + 8.11% due July 30, 2037)	08/23/24	860	860	793	0.52%
ICG US CLO 2014-1, Ltd. (5)(7)	Secured Note — Class DR2, 12.28% (SOFR + 8.61% due October 20, 2034)	05/22/24	4,000	3,624	3,838	2.49%
ICG US CLO 2014-2, Ltd. (5)(7)	Secured Note — Class ERR, 9.13% (SOFR + 5.46% due January 15, 2031)	01/15/25	1,750	1,551	1,581	1.03%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
ICG US CLO 2014-2, Ltd. (5)(6)	Secured Note — Class FRR, 11.35% (SOFR + 7.68% due January 15, 2031)	01/29/26	$285	$6	$9	0.01%
ICG US CLO 2017-1, Ltd. (5)(7)	Secured Note — Class ERR, 11.29% (SOFR + 7.62% due July 28, 2034)	05/16/25	2,500	2,388	2,246	1.46%
Jamestown CLO XI Ltd. (5)(7)	Secured Note — Class D, 9.95% (SOFR + 6.28% due July 14, 2031)	10/23/25	2,000	1,999	1,918	1.25%
Jefferies Credit Partners Direct Lending CLO 2024-I Ltd. (5)(7)	Secured Note — Class E, 11.92% (SOFR + 8.25% due July 25, 2036)	01/20/26	1,000	1,009	980	0.64%
Madison Park Funding XXIV, Ltd. (5)(7)	Secured Note — Class ER2, 10.72% (SOFR + 7.05% due October 20, 2029)	05/14/24	4,100	4,029	4,080	2.65%
Marathon CLO 2021-16 Ltd. (5)(7)	Secured Note — Class DR, 10.52% (SOFR + 6.85% due April 15, 2034)	06/25/25	2,500	2,500	2,325	1.51%
Marathon CLO VI Ltd. (6)	Secured Note — Class DRR, 10.04% (SOFR + 6.41% due May 13, 2028)	11/29/23	360	—	—	—%
NGC 2024-I Ltd. (5)(7)	Secured Note — Class E, 12.4% (SOFR + 8.73% due July 20, 2037)	03/25/26	2,000	2,012	2,003	1.30%
Northwoods Capital 27, Limited (5)(6)(7)	Secured Note — Class E, 10.97% (SOFR + 7.30% due October 17, 2034)	02/20/25	1,150	1,090	931	0.60%
Octagon Investment Partners 44, Ltd. (5)(6)	Secured Note — Class ER, 10.68% (SOFR + 7.01% due October 15, 2034)	07/23/25	827	733	784	0.51%
Octagon Investment Partners 50, Ltd. (5)(6)(7)	Secured Note — Class ER, 10.73% (SOFR + 7.06% due January 15, 2035)	07/18/25	1,500	1,449	1,155	0.75%
OZLM XIX, Ltd. (5)(7)	Secured Note — Class DR, 11.56% (SOFR + 7.89% due January 15, 2035)	09/11/25	1,500	1,500	1,379	0.90%
OZLM XXIV, Ltd. (5)(6)(7)	Secured Note — Class D, 10.98% (SOFR + 7.31% due July 20, 2032)	10/25/24	2,600	2,183	2,054	1.34%
Park Avenue Institutional Advisers CLO Ltd. 2022-2 (5)(7)	Secured Note — Class DR, 12.38% (SOFR + 8.71% due January 20, 2037)	03/26/26	4,400	4,406	4,381	2.85%
Park Avenue Institutional Advisers CLO Ltd. 2017-1 (5)(7)	Secured Note — Class DR2, 10.40% (SOFR + 6.75% due February 14, 2034)	09/24/25	1,670	1,670	1,587	1.03%
Park Avenue Institutional Advisers CLO Ltd. 2021-2 (5)(7)	Secured Note — Class E, 10.94% (SOFR + 7.27% due July 15, 2034)	05/15/25	3,000	2,906	2,670	1.74%
Park Blue CLO 2025-VIII, Ltd. (5)(6)(12)	Secured Note — Class F, 11.97% (SOFR + 8.14% due October 25, 2038)	08/21/25	100	87	98	0.06%
Pikes Peak CLO 3 (5)	Secured Note — Class ERR, 10.54% (SOFR + 6.87% due October 25, 2034)	03/31/26	2,000	1,815	1,839	1.20%
Rockford Tower CLO 2021-3, Ltd. (5)(7)	Secured Note — Class ER, 11.09% (SOFR + 7.42% due January 15, 2038)	11/22/24	1,950	1,913	1,727	1.12%
Saratoga Investment Corp. CLO 2013-1, Ltd. (5)(6)(7)	Secured Note — Class ER3, 11.43% (SOFR + 7.76% due April 20, 2033)	09/13/24	2,000	1,440	913	0.59%
Symphony CLO XVI, Ltd. (5)(7)	Secured Note — Class ER, 10.03% (SOFR + 6.36% due October 15, 2031)	09/19/24	2,255	1,934	1,929	1.25%
Tralee CLO V, Ltd. (5)(6)	Secured Note — Class FR, 12.82% (SOFR + 9.15% due October 20, 2034)	03/28/24	410	303	123	0.08%
Trinitas CLO IX, Ltd. (5)(6)	Secured Note — Class E, 10.18% (SOFR + 6.51% due January 20, 2032)	02/06/25	49	4	—	—%
Trinitas CLO IX, Ltd. (6)	Secured Note — Class E, 10.18% (SOFR + 6.51% due January 20, 2032)	01/17/24	83	14	—	—%
Trinitas CLO VI, Ltd. (5)(6)	Secured Note — Class F, 12.64% (SOFR + 8.98% due January 25, 2034)	04/04/24	1,600	1,222	480	0.31%
Trinitas CLO VI, Ltd. (5)(7)	Secured Note — Class ER, 10.75% (SOFR + 7.08% due January 25, 2034)	07/16/25	1,000	978	750	0.49%
Trinitas CLO XII, Ltd. (5)(7)	Secured Note — Class E, 11.33% (SOFR + 7.66% due April 25, 2033)	12/11/24	1,890	1,834	1,667	1.08%
Unity-Peace Park CLO, Ltd. (5)(7)	Secured Note — Class ER, 10.66% (SOFR + 7.00% due April 20, 2035)	01/27/26	3,330	3,330	2,831	1.84%
Venture 36 CLO Limited (5)(6)(7)	Secured Note — Class E, 10.85% (SOFR + 7.18% due April 20, 2032)	05/12/25	3,500	1,892	1,130	0.73%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Venture XV CLO, Limited (5)(6)	Secured Note — Class ER2, 11.12% (SOFR + 7.45% due July 15, 2032)	04/02/24	$1,500	$1,008	$345	0.22%
Venture XVIII CLO, Limited (5)(6)(7)	Secured Note — Class ER, 10.52% (SOFR + 6.85% due October 15, 2029)	03/28/24	2,092	1,112	1,145	0.74%
Venture XXII CLO, Limited (5)(6)	Secured Note — Class ER, 9.58% (SOFR + 5.91% due January 15, 2031)	04/30/24	520	276	166	0.11%
Venture XXVI CLO, Limited (5)(6)(7)	Secured Note — Class E, 10.73% (SOFR + 7.06% due January 20, 2029)	12/17/24	1,303	577	529	0.34%
Venture XXVII CLO, Limited (5)(6)	Secured Note — Class E, 10.28% (SOFR + 6.61% due July 20, 2030)	06/20/24	450	212	185	0.12%
Venture XXX CLO, Limited (5)(6)(7)	Secured Note — Class E, 10.23% (SOFR + 6.56% due January 15, 2031)	07/24/24	1,345	718	400	0.26%
Vibrant CLO III, Ltd. (5)(6)	Secured Note — Class DRR, 10.28% (SOFR + 6.61% due October 20, 2031)	08/29/24	250	222	227	0.15%
Voya CLO 2013-3, Ltd. (5)(7)	Secured Note — Class DR, 9.83% (SOFR + 6.16% due October 18, 2031)	02/02/26	2,500	2,505	2,488	1.62%
Wellfleet CLO 2019-1, Ltd. (5)(6)(7)	Secured Note — Class D, 10.83% (SOFR + 7.16% due July 20, 2032)	11/29/23	1,220	1,072	938	0.61%
Wellfleet CLO 2021-3, Ltd. (5)(7)	Secured Note — Class E, 11.03% (SOFR + 7.36% due January 15, 2035)	06/10/25	1,250	1,205	1,046	0.68%
WhiteHorse X, Ltd. (6)	Secured Note — Class F, 10.18% (SOFR + 6.51% due April 17, 2027)	01/23/24	287	57	—	—%
Wind River 2019-3 CLO Ltd. (5)(6)(7)(12)	Secured Note — Class ER3, 12.29% (SOFR + 8.50% due January 15, 2038)	10/24/25	1,550	1,550	1,449	0.94%
Wind River 2022-1 CLO Ltd. (5)(7)	Secured Note — Class E, 11.79% (SOFR + 8.12% due July 20, 2035)	08/21/25	2,500	2,460	2,223	1.45%
ZAIS CLO 13, Limited (5)(7)	Secured Note — Class E, 12.58% (SOFR + 8.91% due July 15, 2032)	01/08/25	6,520	6,114	5,379	3.50%
ZAIS CLO 3, Limited (5)(6)(7)	Secured Note — Class DR, 10.84% (SOFR + 7.17% due July 15, 2031)	05/30/25	1,430	850	392	0.25%
ZAIS CLO 6, Limited (5)(6)	Secured Note — Class E, 10.93% (SOFR + 7.26% due July 15, 2029)	12/18/24	126	2	—	—%
Total Collateralized Loan Obligations—Debt, United States				$129,681	$117,708	76.52%
European Union—Various
Structured Finance
Adagio IX EUR CLO DAC (7)	Secured Note — Class E, 8.12% (EURIBOR + 6.02% due September 15, 2034)	02/05/26	$1,801	$1,767	$1,705	1.11%
Aqueduct European CLO 7-2022 DAC (7)	Secured Note — Class FR, 10.51% (EURIBOR + 8.41% due August 15, 2037)	07/10/25	1,749	1,763	1,507	0.98%
BlackRock European CLO II DAC (7)	Secured Note — Class ERR, 8.32% (EURIBOR + 6.30% due April 15, 2034)	02/05/26	1,790	1,830	1,788	1.16%
Bosphorus CLO V DAC (7)	Secured Note — Class F, 11.62% (EURIBOR + 9.54% due December 12, 2032)	11/07/25	2,338	2,357	2,257	1.47%
Dryden 73 Euro CLO 2018 B.V. (7)	Secured Note — Class E, 8.84% (EURIBOR + 6.82% due January 15, 2034)	09/23/25	2,309	2,357	2,166	1.41%
Harvest CLO XXIX DAC (7)	Secured Note — Class FR, 10.64% (EURIBOR + 8.62% due July 15, 2037)	06/25/25	3,464	3,474	3,106	2.02%
Henley CLO XIII DAC (6)(7)	Secured Note — Class F, 10.45% (EURIBOR + 8.42% due October 15, 2038)	07/03/25	1,155	1,155	1,052	0.68%
Invesco Euro CLO XIV DAC (5)(6)	Secured Note — Class F, 10.58% (EURIBOR + 8.56% due January 15, 2039)	09/08/25	289	281	259	0.17%
Jubilee CLO 2013-X B.V. (6)(7)	Secured Note — Class FRR, 10.57% (EURIBOR + 8.55% due July 15, 2034)	04/23/24	866	770	661	0.43%
Jubilee CLO 2017-XIX DAC (5)(7)	Secured Note — Class FR, 10.73% (EURIBOR + 8.70% due April 25, 2038)	07/01/25	3,464	3,475	3,037	1.97%
Nassau Euro CLO I DAC (7)	Secured Note — Class F, 11.49% (EURIBOR + 9.39% due December 15, 2034)	11/26/25	1,189	1,195	1,071	0.70%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Nassau Euro CLO III DAC (7)	Secured Note — Class FR, 10.19% (EURIBOR + 8.17% due October 15, 2039)	09/03/25	$1,230	$1,222	$1,035	0.67%
OCP EURO CLO 2022-6 DAC (7)	Secured Note — Class FRR, 10.65% (EURIBOR + 8.62% due July 20, 2036)	07/03/25	2,425	2,467	2,075	1.35%
Ravensdale Park CLO DAC (7)	Secured Note — Class F, 9.38% (EURIBOR + 7.35% due April 25, 2038)	02/27/25	2,309	2,081	1,942	1.26%
Rockford Tower Europe CLO 2021-2 DAC (7)	Secured Note — Class F, 10.93% (EURIBOR + 8.90% due January 24, 2035)	11/12/24	1,155	1,061	1,070	0.70%
St. Paul’s CLO IV DAC (6)(7)	Secured Note — Class ERR, 8.61% (EURIBOR + 6.58% due April 25, 2030)	03/27/25	1,155	1,013	577	0.37%
St. Paul’s CLO IX DAC (6)	Secured Note — Class FR, 11.96% (EURIBOR + 9.93% due July 20, 2035)	08/28/25	1,674	1,668	424	0.28%
St. Paul's CLO IV DAC	Secured Note — Class DRR, 7.00% (EURIBOR + 4.97% due April 25, 2030)	01/15/26	115	112	104	0.07%
St. Paul's CLO V DAC (5)(6)	Secured Note — Class FR, 8.61% (EURIBOR + 6.60% due August 20, 2030)	07/11/24	1,905	1,694	762	0.49%
Toro European CLO 6 DAC (5)(6)(7)	Secured Note — Class F, 10.52% (EURIBOR + 8.49% due January 12, 2032)	06/05/25	1,732	1,637	818	0.53%
Total Collateralized Loan Obligations - Debt, European Union - Various				$33,379	$27,416	17.82%
Total Collateralized Loan Obligations - Debt				$163,060	$145,124	94.34%
Collateralized Loan Obligations - Equity
United States
Structured Finance
522 Funding CLO 2019-5, Ltd. (5)(6)	Subordinated Note, (effective yield 3.57%, maturity April 15, 2035)	03/24/25	$4,200	$740	$385	0.25%
AB BSL CLO 1 Ltd. (5)(6)(7)	Subordinated Note, (effective yield 14.55%, maturity October 15, 2038)	10/23/25	14,500	5,666	5,207	3.39%
AG CC Funding II, Ltd. (6)	Subordinated Note, (effective yield 12.25%, maturity November 17, 2036)	11/05/25	27	3,293	3,237	2.10%
AIMCO CLO, Series 2018-A (5)(7)	Subordinated Note, (effective yield 14.41%, maturity October 17, 2037)	08/06/25	3,690	2,152	1,467	0.95%
Allegro CLO VII, Ltd (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity June 13, 2031)	05/16/24	4,120	—	—	—%
Allegro CLO XI, Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity January 19, 2033)	07/29/25	3,074	93	—	—%
Anchorage Credit Funding 6, Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 25, 2036)	06/17/24	1,670	—	31	0.02%
Apidos CLO L (5)(6)(7)	Subordinated Note, (effective yield 10.80%, maturity January 20, 2038)	11/01/24	6,600	4,450	3,960	2.58%
Apidos CLO XLII Ltd (5)(7)	Subordinated Note, (effective yield 10.65%, maturity April 20, 2038)	05/06/25	1,070	815	666	0.43%
Apidos CLO XVIII-R (5)(6)(7)	Subordinated Note, (effective yield 6.70%, maturity January 22, 2038)	07/28/25	4,171	1,839	1,126	0.73%
Apidos CLO XXXIV (5)(7)(8)(12)	Subordinated Note, (effective yield 10.08%, maturity January 20, 2039)	12/05/25	14,822	7,710	6,596	4.29%
Ares Loan Funding IX, Ltd. (5)(7)	Subordinated Note, (effective yield 11.13%, maturity March 31, 2038)	11/10/25	3,600	2,687	2,232	1.45%
Ares XLIII CLO Ltd. (5)(6)	Subordinated Note, (effective yield 7.37%, maturity January 15, 2038)	04/01/25	7,519	1,946	1,340	0.87%
Ares XXXIX CLO Ltd. (5)(6)(7)	Subordinated Note, (effective yield 7.76%, maturity April 18, 2031)	07/24/24	15,000	4,497	3,435	2.23%
Atlas Senior Loan Fund XXIII, Ltd. (6)(7)	Subordinated Note, (effective yield 10.80%, maturity July 20, 2037)	01/13/25	4,475	1,903	1,698	1.10%
Atlas Senior Loan Fund XXIV, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 12.82%, maturity January 20, 2038)	01/31/25	3,010	1,534	1,515	0.99%
Bain Capital Credit CLO 2024-3, Limited (5)(6)(7)	Subordinated Note, (effective yield 5.25%, maturity July 16, 2037)	05/29/24	4,490	2,664	1,976	1.28%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Balboa Bay Loan Funding 2024-2 Ltd (5)(6)(7)(8)	Subordinated Note, (effective yield 10.43%, maturity January 20, 2038)	12/11/24	$7,000	$4,602	$3,509	2.28%
Ballyrock CLO 15 Ltd. (5)	Subordinated Note, (effective yield 18.02%, maturity January 15, 2038)	02/12/26	2,725	1,135	1,106	0.72%
Battalion CLO IV Ltd. (5)(6)(9)	Income Note, (effective yield 0.00%, maturity July 15, 2031)	09/24/24	2,500	79	12	0.01%
Battalion CLO XV Ltd. (5)(6)	Subordinated Note, (effective yield 3.36%, maturity January 17, 2033)	11/21/24	2,000	509	95	0.06%
Battalion CLO XV Ltd. (6)(8)	Subordinated Note, (effective yield 3.40%, maturity January 17, 2033)	09/24/24	4,100	1,044	195	0.13%
Benefit Street Partners CLO XIV Ltd. (5)(6)	Subordinated Note, (effective yield 14.50%, maturity October 20, 2037)	12/21/23	830	161	155	0.10%
Blue Owl BSL CLO 2025-1, Ltd. (5)(6)(7)(8)(12)	Subordinated Note, (effective yield 8.57%, maturity January 20, 2039)	12/11/25	2,740	2,008	1,891	1.23%
BlueMountain CLO XXV Ltd. (5)(6)(7)	Subordinated Note, (effective yield 12.61%, maturity January 15, 2038)	11/12/25	7,215	2,593	2,185	1.42%
Boyce Park CLO, Ltd (5)(6)	Subordinated Note, (effective yield 2.63%, maturity April 21, 2035)	08/15/24	840	386	226	0.15%
Bridge Street CLO I Ltd. (5)(6)(7)(8)	Subordinated Note, (effective yield 3.92%, maturity July 20, 2037)	02/19/25	3,500	1,812	1,473	0.96%
Bridge Street CLO III Ltd. (5)(6)(7)	Subordinated Note, (effective yield 11.30%, maturity October 20, 2034)	01/31/25	1,680	954	773	0.50%
Bridge Street CLO V Ltd. (5)(7)	Subordinated Note, (effective yield 13.00%, maturity April 20, 2038)	02/21/25	20,500	14,765	12,701	8.26%
Canyon CLO 2019-1, Ltd. (5)(6)	Subordinated Note, (effective yield 4.57%, maturity July 15, 2037)	09/20/24	14,423	5,800	3,750	2.44%
CarVal CLO IV Ltd. (5)(6)	Subordinated Note, (effective yield 14.99%, maturity July 20, 2034)	10/24/25	3,508	981	977	0.64%
Cedar Funding IX CLO, Ltd. (5)(6)	Subordinated Note, (effective yield 4.49%, maturity July 20, 2037)	01/17/25	3,950	1,171	859	0.56%
CIFC Funding 2014-II-R, Ltd. (5)(6)	Subordinated Note, (effective yield 13.64%, maturity April 24, 2030)	04/02/25	6,200	1,050	520	0.34%
CIFC Funding 2018-IV, Ltd. (5)(6)	Subordinated Note, (effective yield 13.31%, maturity October 17, 2031)	06/11/25	2,220	809	560	0.36%
Crown City CLO I (5)(6)	Subordinated Note, (effective yield 14.03%, maturity July 20, 2038)	11/07/23	6,850	2,154	1,781	1.16%
Crown City CLO II (5)(6)(7)	Subordinated Note, (effective yield 12.15%, maturity April 20, 2035)	08/21/24	5,217	1,733	1,358	0.88%
Crown City CLO III (5)(6)	Subordinated Note, (effective yield 8.54%, maturity July 20, 2034)	03/21/24	5,580	1,854	1,375	0.89%
Crown Point CLO 11 Ltd. (5)(6)	Subordinated Note, (effective yield 13.16%, maturity February 28, 2038)	11/13/25	1,200	608	506	0.33%
Eaton Vance CLO 2019-1, Ltd. (5)(6)	Subordinated Note, (effective yield 0.40%, maturity April 15, 2031)	01/23/25	1,800	583	424	0.28%
Elmwood CLO 24 Ltd. (5)(6)(7)	Subordinated Note, (effective yield 13.82%, maturity December 11, 2033)	02/27/25	8,000	5,676	3,624	2.36%
Empower CLO 2022-1, LLC (5)(6)(7)	Subordinated Note, (effective yield 14.24%, maturity October 20, 2037)	10/30/24	13,620	10,520	6,538	4.25%
Generate CLO 2 Ltd. (5)(6)	Subordinated Note, (effective yield 8.32%, maturity October 22, 2037)	03/18/25	7,058	2,154	1,426	0.93%
Generate CLO 9 Ltd. (5)(6)(7)	Subordinated Note, (effective yield 10.10%, maturity October 20, 2034)	08/04/25	5,550	3,094	2,642	1.72%
Greywolf CLO II, Ltd. (5)(6)	Subordinated Note, (effective yield 8.77%, maturity April 15, 2034)	04/03/24	1,930	368	244	0.16%
Greywolf CLO II, Ltd. (5)(6)	Subordinated Note, (effective yield 5.88%, maturity April 15, 2034)	04/03/24	1,370	310	198	0.13%
Greywolf CLO II, Ltd. (6)	Subordinated Note, (effective yield 10.69%, maturity April 15, 2034)	11/17/23	1,130	217	163	0.11%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
HPS Loan Management 2025-24, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 10.68%, maturity April 25, 2038)	02/18/25	$2,000	$1,573	$1,385	0.90%
ICG US CLO 2021-3, Ltd. (5)(6)	Subordinated Note, (effective yield 11.76%, maturity October 20, 2034)	05/30/24	2,600	865	639	0.42%
KKR CLO 14 Ltd. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity August 15, 2031)	07/22/24	1,500	271	69	0.04%
LCM 32 Ltd. (5)(6)	Income Note, (effective yield 3.94%, maturity July 20, 2034)	08/12/24	1,640	315	150	0.10%
LCM 40 Ltd. (5)(6)	Income Note, (effective yield 4.36%, maturity January 15, 2036)	07/25/25	1,000	626	464	0.30%
Madison Park Funding LIX, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 8.04%, maturity April 18, 2037)	02/11/25	2,338	1,380	818	0.53%
Madison Park Funding XIX, Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity January 22, 2037)	11/12/24	2,285	634	483	0.31%
Madison Park Funding XXXIV, Ltd. (5)(6)	Subordinated Note, (effective yield 25.03%, maturity April 25, 2048)	01/22/26	2,262	731	655	0.43%
Magnetite XXX, Limited (5)(7)	Subordinated Note, (effective yield 15.58%, maturity October 25, 2037)	05/30/24	9,793	6,206	4,472	2.91%
Marble Point CLO XX Ltd. (5)(6)	Income Note, (effective yield 1.76%, maturity April 23, 2051)	07/25/24	2,000	523	302	0.20%
Marble Point CLO XXII Ltd. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 25, 2050)	05/14/24	5,400	927	571	0.37%
MDPK 2018-28A SUB (5)(6)	Subordinated Note, (effective yield 14.49%, maturity July 15, 2030)	05/29/25	1,290	556	381	0.25%
Monroe Capital MML CLO VI, Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity April 15, 2030)	12/18/24	3,000	119	5	—%
Mountain View CLO 2017-2 Ltd. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity January 16, 2031)	01/23/24	3,000	—	—	—%
Neuberger Berman CLO XVII, Ltd. (5)(6)	Subordinated Note, (effective yield 13.82%, maturity July 22, 2037)	08/21/24	6,200	940	953	0.62%
New Mountain CLO 2 Ltd (5)(7)	Subordinated Note, (effective yield 16.36%, maturity April 15, 2034)	12/13/24	11,960	7,099	5,262	3.42%
Oaktree CLO 2019-3, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 8.60%, maturity January 20, 2038)	07/31/25	1,750	984	725	0.47%
Oaktree CLO 2019-4, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 5.84%, maturity July 20, 2037)	07/02/24	3,400	1,922	1,496	0.97%
Oaktree CLO 2020-1, Ltd. (5)(7)	Subordinated Note, (effective yield 11.34%, maturity January 15, 2038)	07/18/24	8,135	4,414	3,559	2.31%
Oaktree CLO 2023-1, Ltd. (5)(6)	Subordinated Note, (effective yield 10.21%, maturity April 15, 2038)	08/14/25	7,310	4,419	3,530	2.29%
Ocean Trails CLO V (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity October 13, 2031)	08/12/25	3,779	—	—	—%
Octagon Investment Partners 18-R, Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity April 16, 2031)	03/15/24	3,651	—	3	—%
Octagon Investment Partners 18-R, Ltd. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity April 16, 2031)	10/26/23	5,000	—	4	—%
Octagon Investment Partners 40, Ltd. (5)(6)	Subordinated Note, (effective yield 0.30%, maturity January 20, 2035)	09/11/25	2,830	531	360	0.23%
Octagon Investment Partners 41, Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity October 15, 2033)	09/04/24	1,270	314	123	0.08%
Octagon Investment Partners 44, Ltd. (5)(6)(9)	Income Note, (effective yield 0.00%, maturity October 15, 2034)	01/12/26	6,355	384	372	0.24%
OHA Credit Partners X-R, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 13.92%, maturity April 20, 2038)	09/09/25	7,117	3,184	2,471	1.61%
OHA Loan Funding 2013-1, Ltd. (6)	Subordinated Note, (effective yield 24.66%, maturity April 23, 2037)	11/12/24	875	361	236	0.15%
OSD CLO 2023-27, Ltd. (5)(7)	Subordinated Note, (effective yield 12.57%, maturity July 15, 2038)	04/24/24	9,060	5,620	4,974	3.23%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Park Blue CLO 2023-III, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 5.39%, maturity April 20, 2038)	07/16/25	$8,000	$4,274	$3,120	2.03%
Park Blue CLO 2025-VIII, Ltd. (5)(6)(7)(12)	Subordinated Note, (effective yield 11.37%, maturity October 25, 2038)	08/21/25	7,700	7,150	5,852	3.80%
PPM CLO 2 Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity April 16, 2037)	04/24/24	1,260	187	48	0.03%
Regatta 31 Funding Ltd. (5)(6)(7)(8)	Subordinated Note, (effective yield 12.01%, maturity March 25, 2038)	02/21/25	1,571	1,315	1,116	0.73%
Regatta II Funding LP (6)(9)	Subordinated Note, (effective yield 0.00%, maturity January 15, 2029)	02/27/25	5	—	—	—%
Regatta XV Funding Ltd. (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity October 25, 2031)	12/06/23	3,500	—	—	—%
Rockford Tower CLO 2022-3, Ltd. (5)(6)	Subordinated Note, (effective yield 6.84%, maturity July 20, 2037)	10/24/24	1,050	604	461	0.30%
Rockford Tower Credit Funding I, Ltd. (5)(7)	Subordinated Note, (effective yield 11.25%, maturity April 20, 2040)	09/15/25	1,780	1,071	848	0.55%
RR 5 LTD (5)(6)	Subordinated Note, (effective yield 10.57%, maturity October 15, 2118)	04/30/25	2,250	588	518	0.34%
Symphony CLO XXIII, Ltd. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity January 15, 2048)	05/14/24	3,000	766	405	0.26%
Symphony CLO XXVI, Ltd. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity April 20, 2033)	01/09/24	1,620	122	30	0.02%
TCW CLO 2021-1, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 7.95%, maturity January 20, 2038)	02/26/25	8,400	3,371	2,678	1.74%
TCW CLO 2023-1, Ltd. (5)(6)	Income Note, (effective yield 15.35%, maturity March 31, 2038)	03/25/25	740	307	311	0.20%
TCW CLO 2023-1, Ltd. (6)	Income Note, (effective yield 15.35%, maturity March 31, 2038)	01/31/24	1,600	665	672	0.44%
TCW CLO 2025-1, Ltd. (5)(7)	Subordinated Note, (effective yield 9.58%, maturity April 20, 2038)	02/18/25	1,775	1,328	1,012	0.66%
Tralee CLO VII, Ltd. (5)(6)	Subordinated Note, (effective yield 15.65%, maturity April 25, 2034)	11/06/25	1,710	649	650	0.42%
Vibrant CLO XIII, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 8.89%, maturity July 15, 2034)	05/21/24	7,880	4,151	2,994	1.95%
Vibrant CLO XV, Ltd. (5)(6)	Subordinated Note, (effective yield 11.45%, maturity January 20, 2035)	08/29/24	1,510	672	592	0.39%
Voya CLO 2024-3, Ltd. (5)(7)	Subordinated Note, (effective yield 10.93%, maturity July 20, 2037)	06/18/24	9,400	6,244	5,358	3.48%
Voya CLO 2024-5, Ltd. (5)(7)	Subordinated Note, (effective yield 10.14%, maturity October 15, 2037)	10/18/24	10,000	6,736	5,400	3.51%
Voya CLO 2025-1, Ltd. (5)(6)(7)	Subordinated Note, (effective yield 11.14%, maturity April 20, 2038)	02/12/25	3,200	2,655	2,286	1.49%
Wellfleet CLO 2021-3, Ltd. (5)(6)(8)	Subordinated Note, (effective yield 2.58%, maturity January 15, 2035)	09/11/24	7,600	1,847	1,221	0.79%
Wind River 2019-3 CLO Ltd. (5)(6)(8)	Subordinated Note, (effective yield 22.07%, maturity January 15, 2038)	05/30/25	12,710	1,518	1,938	1.26%
Wind River 2021-1 CLO Ltd. (5)(6)(7)(8)	Subordinated Note, (effective yield 7.32%, maturity July 20, 2037)	07/12/24	4,650	1,752	1,488	0.97%
ZAIS CLO 3, Limited (5)(6)(8)(9)	Subordinated Note, (effective yield 0.00%, maturity July 15, 2031)	10/17/25	1,530	15	—	—%
ZAIS CLO 3, Limited (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 15, 2031)	10/17/25	1,723	17	—	—%
ZAIS CLO 6, Limited (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 15, 2029)	07/09/25	3,387	71	—	—%
ZAIS CLO 9, Limited (6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 20, 2031)	02/08/24	720	—	—	—%
Total Collateralized Loan Obligations - Equity, United States				$204,092	$159,597	103.76%

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
European Union—Various
Structured Finance
Barings Euro CLO 2021-1 DAC (5)(6)(9)	Subordinated Note, (effective yield 0.00%, maturity April 24, 2034)	02/12/25	$1,443	$356	$184	0.12%
BNPP IP Euro CLO 2015-1 B.V. (6)(9)	Subordinated Note, (effective yield 0.00%, maturity October 15, 2030)	01/21/25	1,732	217	9	0.01%
Carlyle Euro CLO 2019-2 DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity August 15, 2032)	03/27/25	289	46	18	0.01%
Carlyle Global Market Strategies Euro CLO 2014-2 DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity November 17, 2031)	01/22/25	2,309	34	—	—%
Invesco Euro CLO I DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 15, 2031)	03/27/24	2,274	361	40	0.03%
Invesco Euro CLO V DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity January 15, 2034)	03/27/24	1,986	559	15	0.01%
Jubilee CLO 2021-XXV DAC (6)(7)(9)	Subordinated Note, (effective yield 0.00%, maturity October 15, 2035)	01/27/25	2,309	986	703	0.46%
Oak Hill European Credit Partners VII DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity October 20, 2031)	05/23/24	2,309	—	—	—%
Palmer Square European Loan Funding 2022-1 DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity October 15, 2031)	03/27/24	2,702	—	—	—%
St. Paul’s CLO IV DAC (6)	Subordinated Note, (effective yield 2.02%, maturity April 25, 2030)	05/31/24	1,616	540	298	0.19%
St. Paul’s CLO VII DAC (6)(9)	Subordinated Note, (effective yield 0.00%, maturity July 18, 2034)	04/05/24	1,732	496	253	0.16%
Tikehau CLO XIII DAC (6)	Subordinated Note, (effective yield 2.79%, maturity October 15, 2038)	02/27/25	2,309	1,746	1,697	1.10%
Total Collateralized Loan Obligations - Equity, European Union—Various				$5,341	$3,217	2.09%
Total Collateralized Loan Obligations - Equity				$209,433	$162,814	105.85%
Bank Debt Term Loan
United States (4)
Automotive
First Brands Group LLC (6)	Bank Debt Term Loan, 10.67% (SOFR + 7.00%, maturity June 29, 2026)	12/03/25	$58	$5	$—	—%
First Brands Group LLC (6)	Bank Debt Term Loan, 10.78% (SOFR + 7.11%, maturity March 30, 2027)	09/29/25	51	18	—	—%
First Brands Group LLC (6)	Bank Debt Term Loan, 13.67% (SOFR + 10.00%, maturity June 29, 2026)	11/10/25	21	19	5	—%
Beverage, Food & Tobacco
Isagenix International LLC (6)	Bank Debt Term Loan, 11.27% (SOFR + 7.60%, maturity September 22, 2027)	07/31/25	105	8	8	0.01%
Moran Foods LLC (6)	Bank Debt Term Loan, 11.02% (SOFR + 7.35%, maturity June 30, 2026)	02/27/26	253	30	30	0.03%
Chemicals, Plastics & Rubber
Flint Group Topco Limited (6)	Bank Debt Term Loan, 10.93% (SOFR + 7.26%, maturity December 31, 2027)	10/01/24	654	27	45	0.03%
Retail / Consumer Goods: Non-Durable
Solaray, LLC (6)	Bank Debt Term Loan, 11.38% (SOFR + 6.85%, maturity December 15, 2028)	09/24/24	196	156	160	0.10%
Solaray, LLC (6)	Bank Debt Term Loan, 7.13% (SOFR + 2.60%, maturity December 15, 2028)	09/24/24	103	96	97	0.06%
Total Bank Debt Term Loan				$359	$345	0.22%

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Common Stock
United States (4)
Chemicals, Plastics & Rubber
Flint Group Topco Limited	Common Stock	10/23/24	438,201	$—	$—	—%
Metals & Mining
FORESIGHT ENERGY LLC (6)	Common Stock	05/08/24	2,381	10	11	0.01%
Aerospace & Defense
New Constellis Holdings Inc (6)	Common Stock	09/19/24	7,104	—	—	—%
Banking, Finance, Insurance & Real Estate
Resolute Investment Managers Inc (6)	Common Stock	09/19/24	7,213	33	33	0.02%
Total Common Stock				$43	$44	0.03%
Private Corporations
United States (4)
Banking, Finance, Insurance & Real Estate
Chief Power Finance LLC (6)	Private Equity Fund	07/31/25	200	$34	$26	0.02%
Beverage, Food & Tobacco
Moran Foods LLC	Private Corporation	07/31/25	539,650	—	—	—%
Consumer Goods: Non-Durable
Isagenix International LLC (6)	Private Corporation	07/31/25	6,300	—	—	—%
Containers, Packaging & Glass
LIBBEY GLASS INC. (6)	Private Corporation	07/31/25	4,400	10	10	0.01%
Total Private Corporations				$44	$36	0.03%
Warrants
United States (4)
Retail / Consumer Goods: Non-Durable
Careismatic Brands Warrants	Warrant	09/19/24	3,363	—	—	—%
Total Warrants				$—	$—	—%
Total Investments				$372,939	$308,363	200.47%
Cash Equivalents
United States (4)
Funds
Goldman Sachs Government Institutional Class, 3.55%	Money Market Fund		$56,960	$56,960	$56,960	37.03%
Total Cash Equivalents				$56,960	$56,960	37.03%
Total Investments and Cash Equivalents				$429,899	$365,323	237.50%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Credit Default Swaps
Counterparty	Reference Index	Transaction Type	Fixed Rate Amount	Payment Frequency	Termination Date	Notional Amount	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
J.P. Morgan Securities LLC	CDX.NA.HY.S46	Purchased protection	5.00%	Quarterly	06/20/31	$15,000	$(591)	$(154)	$(745)
JPMorgan Chase Bank, National Association	ITRX.EUR.XOVER.S36	Purchased protection	5.00%	Quarterly	12/20/26	46,182	(3,049)	1,344	(1,705)
JPMorgan Chase Bank, National Association	ITRX.EUR.XOVER.S38	Purchased protection	5.00%	Quarterly	12/20/27	11,546	(933)	169	(764)
Total Credit Default Swaps							$(4,573)	$1,359	$(3,214)
Interest Rate Swaps
Counterparty	Reference Index	Transaction Type	Fixed Rate Amount	Payment Frequency	Termination Date	Notional Amount	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
J.P. Morgan Securities LLC	SOFR	Pay fixed rate	3.39%	Annual	11/07/28	$3,050	$—	$21	$21
Wells Fargo Securities, LLC	SOFR	Pay floating rate	3.70%	Annual	03/27/28	74,976	—	102	102
Wells Fargo Securities, LLC	SOFR	Pay floating rate	3.65%	Annual	03/27/31	9,444	—	13	13
Wells Fargo Securities, LLC	SOFR	Pay floating rate	3.79%	Annual	03/30/28	5,734	—	18	18
Wells Fargo Securities, LLC	SOFR	Pay floating rate	3.75%	Annual	03/30/31	880	—	5	5
Total Interest Rate Swaps							$—	$159	$159
Futures Contracts
Underlying		Transaction Type	Number of Contracts	Payment Frequency	Termination Date	Notional Amount	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
Euro		Contract to sell	71	Payment on settlement	06/15/26	$8,875	$—	$(14)	$(14)
Total Currency Futures Contracts							$—	$(14)	$(14)
Total Return Swaps
Counterparty	Reference Index	Financing Rate Index	Financing Rate Spread	Payment Frequency	Termination Date	Notional Amount	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
Barclays Bank PLC, Barclays Capital Securities Limited	State Street Blackstone Senior Loan ETF	OBFR	350 bps	Monthly	01/31/27	$24,437	$—	$—	$—
Total Total Return Swaps							$—	$—	$—

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2026

Exchange Traded Options
Reference Index		Transaction Type	Strike Price	Payment Frequency	Expiration Date	Notional Amount(12)	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
Invesco Senior Loan ETF		Put	$20	Payment on settlement	07/17/26	$8,000	$161	$(31)	$130
iShares Russell 2000 ETF		Put	$200	Payment on settlement	05/15/26	20,000	314	(220)	94
Janus Henderson B-BBB CLO ETF		Put	$46	Payment on settlement	06/18/26	920	14	7	21
State Street Blackstone Senior Loan ETF		Put	$39	Payment on settlement	05/15/26	3,327	12	16	28
Russell 2000 Index		Put	$1,950	Payment on settlement	06/18/26	21,450	197	(25)	172
Russell 2000 Index		Put	$2,000	Payment on settlement	06/18/26	58,000	715	(171)	544
Russell 2000 Index		Put	$2,130	Payment on settlement	06/18/26	10,863	123	35	157
S&P 500 Index		Put	$5,250	Payment on settlement	06/18/26	31,500	214	(13)	201
S&P 500 Index		Put	$5,300	Payment on settlement	06/18/26	23,850	160	1	161
S&P 500 Index		Put	$5,500	Payment on settlement	06/18/26	33,000	280	1	281
Total Exchange Traded Options							$2,190	$(400)	$1,789

Over the Counter Options
Counterparty	Reference Index	Transaction Type(10)	Strike Price	Payment Frequency	Expiration Date	Notional Amount(11)	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
JPMorgan Chase Bank, National Association	CDX.NA.HY.S45	Put	$100	Payment on settlement	06/17/26	$40,000	$196	$99	$295
JPMorgan Chase Bank, National Association	CDX.NA.IG.S45	Put	$70	Payment on settlement	04/15/26	300,000	199	(43)	155
Total Over the Counter Options							$395	$56	$450
(1)The Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of the voting securities and would be an “affiliate” of a portfolio company if Fund owned 5% or more of its voting securities.
(2)Acquisition date represents date the investment was initially acquired by the Fund and may be earlier than the date on which the Fund converted to a RIC.
(3)Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board, in accordance with Rule 2a‐5 under the 1940 Act; see Note 2 of the Notes to Consolidated Financial Statements.
(4)Represents the principal country or region of risk where the investment has exposure.
(5)144(a)—Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
(6)Investment is categorized as Level 3 per the Fund's fair value hierarchy.
(7)All or a portion of the security is pledged as collateral for Reverse Repurchase Agreements.
(8)Fair Value and Amortized Cost includes fee rebates related to the Fund's interest in CLO Subordinated notes.
(9)As of March 31, 2026, this investment is non-income producing.
(10)Represents the option on the part of the Fund to enter into a credit default swap on a corporate bond index whereby the Fund would pay a fixed rate and receive credit protection payments.
(11)Notional value represents the number of underlying index units multiplied by the reference price on the underlying index and the contract size.
(12)Investment is co-invested with certain of the Fund’s affiliates, see Note 8 for additional details.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands)	Year Ended March 31, 2026
INVESTMENT INCOME	(Expressed in U.S. Dollars)
Interest income	$51,056
Other income	749
Total investment income	51,805
EXPENSES
Interest expense	8,312
Performance fees to affiliate	5,901
Management fees to affiliate	3,047
Compensation expense	1,580
Professional fees	1,550
Underwriters’ fees	1,688
Other operating expenses(1)	1,903
Total expenses	23,981
Net investment income	27,824
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on investments	2,186
Net realized gain (loss) on financial derivatives	(6,697)
Net realized gain (loss) on foreign currency transactions	821
Change in net unrealized appreciation (depreciation) on investments	(64,971)
Change in net unrealized appreciation (depreciation) on financial derivatives	1,170
Change in net unrealized appreciation (depreciation) on foreign currency transactions	816
Total net realized gain (loss) and change in unrealized appreciation (depreciation)	(66,675)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(38,851)
(1)Includes $0.4 million of trustee fees and expenses.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2026
(In thousands, except share amounts)	(Expressed in U.S. Dollars)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$27,824
Net realized gain (loss) on investments, financial derivatives, and foreign currency transactions	(3,690)
Change in net unrealized appreciation (depreciation) on investments, financial derivatives, and foreign currency transactions	(62,985)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(38,851)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from earnings	—
Distributions from return of capital	(36,065)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(36,065)
CAPITAL TRANSACTIONS:
Reinvestment of distributions	139
Share based compensation	98
NET INCREASE (DECREASE) FROM CAPITAL TRANSACTIONS	237
TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,679)
NET ASSETS—Beginning of Year(1)	228,501
NET ASSETS—End of Year	$153,822
Capital share activity:
Shares issued from distribution reinvestment plan	28,077
Forfeiture of common shares to satisfy tax withholding obligations	(7,703)
Net Increase in Shares Outstanding	20,374
(1)On April 1, 2025, the date the Fund converted to a Delaware closed-end fund registered under the Investment Company Act of 1940, as amended. See Note 1 and Note 2 of the Notes to Consolidated Financial Statements for details.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY(1)(2)

	Common Shares	Common Shares, par value	Preferred Shares	Preferred Shares, par value	Additional Paid-in Capital	Accumulated (Deficit) Earnings	Total
(In thousands except for share amounts)
BALANCE, December 31, 2023	18,601,464	$186	—	$—	$274,698	$(138,646)	$136,238
Common shares issued(3)	10,964,023	110			73,448		73,558
Preferred shares issued			1,000	1			1
Issuance of restricted shares	90,229	1			(1)		—
Share based compensation					442		442
Forfeiture of common shares to satisfy tax withholding obligations	(4,163)	—			—		—
Dividends declared(4)						(23,099)	(23,099)
Net income (loss)						6,586	6,586
BALANCE, December 31, 2024	29,651,553	$297	1,000	$1	$348,587	$(155,159)	$193,726
Common shares issued(3)	8,075,118	81			52,055		52,136
Preferred shares redeemed			(1,000)	(1)			(1)
Share based compensation					203		203
Repurchase of common shares	(167,476)	(2)			(976)		(978)
Dividends declared(4)						(8,715)	(8,715)
Net income (loss)						(7,870)	(7,870)
BALANCE, March 31, 2025	37,559,195	$376	—	$—	$399,869	$(171,744)	$228,501
(1)As discussed in Note 1 of the Notes to Consolidated Financial Statements, the Fund converted to a Delaware closed-end fund registered under the Investment Company Act of 1940, as amended. As discussed in Note 2 to Consolidated Financial Statements, the Fund prospectively adopted ASC 946, Financial Services—Investment Companies (“ASC 946”) which resulted in changes to terminology and presentation of the Fund’s financial statements. The Consolidated Statement of Shareholders’ Equity is the equivalent of the Consolidated Statement of Changes in Net Assets, required by ASC 946. See Note 7 to Consolidated Financial Statements for additional details.
(2)Derived from the audited financials for the three-month period ended March 31, 2025 and the year ended December 31, 2024.
(3)Net of discounts and commissions and offering costs.
(4)For the three-month period ended March 31, 2025, dividends totaling $0.24 per common share outstanding were declared. For the year ended December 31, 2024, dividends totaling $0.96 per common share outstanding were declared.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)	Year Ended March 31, 2026
(Expressed in U.S. Dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(38,851)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(331,249)
Proceeds from sale of investments	598,479
Principal payments of investments	77,475
Net reductions to CLO equity and related investment cost(1)	22,856
Repurchase of investments sold short	(505,371)
Proceeds from disposition of financial derivatives	17,851
Purchase of financial derivatives	(22,869)
Underwriters’ fees	1,688
Net realized (gain) loss on investments	(2,186)
Net realized (gain) loss on financial derivatives	6,697
Net realized (gain) loss on foreign currency transactions	(821)
Change in net unrealized (appreciation) depreciation on investments	64,971
Change in net unrealized (appreciation) depreciation on financial derivatives	(1,170)
Change in net unrealized (appreciation) depreciation on foreign currency transactions	(816)
Amortization of premiums and accretion of discounts, net	(3,058)
Share based compensation	98
(Increase) decrease in operating assets:
Receivable for investments sold	503,133
Due from brokers, net	(6,440)
Interest receivable	59
Other assets	219
Increase (decrease) in operating liabilities:
Due to brokers, net	(3)
Performance fee payable to affiliate	1,074
Management fees payable to affiliate	(277)
Interest payable	(1,304)
Accrued expenses and other liabilities	(132)
Net cash provided by (used in) operating activities	380,053
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Offering costs paid	(310)
Distributions paid (net of distribution reinvestment plan of $139)	(35,924)
Borrowings under reverse repurchase agreements	1,088,859
Repayments of borrowings under reverse repurchase agreements	(1,440,939)
Due from brokers, net	(2,797)
Due to brokers, net	(904)
Proceeds from the issuance of unsecured borrowings, at fair value	52,313
Cash provided by (used in) financing activities	(339,702)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	40,351
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	17,375
CASH AND CASH EQUIVALENTS, END OF PERIOD	57,726

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)	Year Ended March 31, 2026
(Expressed in U.S. Dollars)
Supplemental disclosure of cash flow information:
Interest paid	$9,616
Distribution payable	3,006
Value of shares issued in connection with dividend reinvestment plan (non-cash)	139
Share based compensation (non-cash)	98
(1)Includes return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2026
1.Organization
Ellington Credit Company ("EARN") was initially formed as a real estate investment trust ("REIT") on August 2, 2012, and commenced operations on September 25, 2012. EARN conducts its business through its wholly owned subsidiaries, EARN OP GP LLC (the "General Partner"), and Ellington Credit Company LP (formerly Ellington Residential Mortgage LP) (the "Operating Partnership"), which were formed as a Delaware limited liability company and a Delaware limited partnership, respectively, on July 31, 2012 and commenced operations on September 25, 2012. The Operating Partnership conducts its business of acquiring, investing in, and managing targeted assets through its wholly owned subsidiaries. EARN, the General Partner, the Operating Partnership, and their consolidated subsidiaries are hereafter defined as the "Fund."
On April 1, 2025, the Fund converted to a Delaware closed-end fund registered under the Investment Company Act of 1940, as amended (the "1940 Act") that intends to elect to be treated as a regulated investment company ("RIC"), (the "Conversion"). After the Conversion, the Fund is required to comply with the rules and regulations of the 1940 Act.
The Fund is focused on acquiring and actively managing a portfolio of corporate CLOs, primarily mezzanine debt and equity tranches, which are typically collateralized by portfolios consisting primarily of below-investment-grade senior secured loans with a large number of discrete underlying borrowers across various industry sectors. Additionally, the Fund may also invest in CLO loan accumulation facilities, which are entities that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction.
The Fund is externally managed by Ellington Credit Company Management LLC (the "Adviser") which serves as the adviser of the Fund pursuant to the terms of an advisory agreement, as described in Note 8. The Adviser is an affiliate of Ellington Management Group, L.L.C. (“EMG”), an investment management firm that is an SEC-registered investment adviser with over three decades of experience in structured credit investing, portfolio construction and risk management. In accordance with the terms of the Advisory Agreement, Administration Agreement, and the Services Agreement (each as defined and described in Note 8), the Adviser and the Administrator are responsible for advising and administering, respectively, the Fund's business activities and day-to-day operations, and perform certain services, subject to oversight by the Fund’s Board of Trustees (the “Board”).
2.Significant Accounting Policies
(A) Basis of Presentation: The Fund's consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, or "U.S. GAAP," for investment companies, ASC 946, Financial Services—Investment Companies (“ASC 946”) and Regulation S-X. The Fund generally will not consolidate its interests in any company other than in its subsidiaries that qualify as investment companies under ASC 946. All inter-company balances and transactions have been eliminated. The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material. In management's opinion, all material adjustments considered necessary for a fair statement of the Fund's consolidated financial statements have been included and are only of a normal recurring nature.
Effective April 1, 2025, upon the Conversion, the Fund adopted ASC 946 as required under the 1940 Act. The most significant changes as a result of the Fund’s change in accounting methodology are as follows:
•The Condensed Consolidated Balance Sheet has been changed to a Statement of Assets and Liabilities;
•The Consolidated Schedule of Investments has been added;
•The presentation of the Statement of Operations has been changed to conform to the requirements under ASC 946;
•The Statement of Cash Flows has been changed to conform to the requirements under ASC 946 and the section for investing activities has been removed;
•Certain footnotes to the consolidated financial statements have been added or removed to reflect conformity with requirements under ASC 946;
•Securities sold under agreements to be repurchased at an agreed-upon price and date, which were formerly referred to as "repurchase agreements," are now referred to as "reverse repurchase agreements";
•The Fund’s cost basis in each of its investments was adjusted to fair value as of the date of Conversion; and

•The financial highlights disclosures required under ASC 946 have been added.
(B) Valuation: The Fund carries all of its investments at fair value in accordance with ASC 946. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments the Fund makes. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board has elected to designate the Adviser as the Fund’s “valuation designee” to perform fair value determinations in respect to the Fund’s assets and liabilities. The Adviser, subject to the Board’s oversight, determines the fair value of the Fund’s assets and liabilities in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.
The Fund applies ASC 820-10, Fair Value Measurement ("ASC 820-10"), to its holdings of financial instruments. ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:
•Level 1—inputs to the valuation methodology are observable and reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. The types of financial instruments the Fund generally includes in this category are exchange-traded derivatives;
•Level 2—inputs to the valuation methodology other than quoted prices included in Level 1 are observable for the asset or liability, either directly or indirectly. The types of financial instruments that the Fund generally includes in this category are certain CLOs, and actively traded derivatives such as credit default swaps, or "CDS", foreign currency forwards, and other over-the-counter derivatives; and
•Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Currently, this category generally includes certain CLOs, private corporate debt and equity investments, and certain CDS.
For certain financial instruments, the various inputs that management uses to measure fair value may fall into different levels of the fair value hierarchy. For each such financial instrument, the determination of which category within the fair value hierarchy is appropriate is based on the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the various inputs that management uses to measure fair value, with the highest priority given to inputs that are observable and reflect quoted prices (unadjusted) for identical assets or liabilities in active markets (Level 1), and the lowest priority given to inputs that are unobservable and significant to the fair value measurement (Level 3). The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. The Fund may use valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The market approach uses third-party valuations and information obtained from market transactions involving identical or similar assets or liabilities. The income approach uses projections of the future economic benefits of an instrument to determine its fair value, such as in the discounted cash flow methodology. The inputs or methodology used for valuing financial instruments are not necessarily an indication of the risk associated with investing in these financial instruments. The leveling of each financial instrument is reassessed at the end of each period. Transfers between levels of the fair value hierarchy are assumed to occur at the end of the reporting period.
Summary Valuation Techniques
For financial instruments that are traded in an "active market," the best measure of fair value is the quoted market price. However, many of the Fund's financial instruments are not traded in an active market. Therefore, management generally uses third-party valuations when available. If third-party valuations are not available, management uses other valuation techniques, such as the discounted cash flow methodology. The following are summary descriptions, for the various categories of financial instruments, of the valuation methodologies management uses in determining fair value of the Fund's financial instruments in such categories. Management utilizes such methodologies to assign a fair value (the estimated price that, in an orderly transaction at the valuation date, would be received to sell an asset, or paid to transfer a liability, as the case may be) to each such financial instrument.
For the Fund's investments in securities, management generally seeks to obtain at least one third-party valuation, and often obtains multiple valuations when available. The Adviser has been able to obtain third-party valuations on the majority of these instruments and expects to continue to solicit third-party valuations in the future. The Adviser generally values each financial instrument at the average of third-party valuations received and not rejected as described below. Third-party valuations are not binding; the Adviser may adjust the valuations it receives (e.g., downward adjustments for odd lots), and may challenge or reject a valuation when, based on its validation criteria, the Adviser determines that such valuation is unreasonable or erroneous. Furthermore, based on its validation criteria, the Adviser may determine that the average of the third-party valuations received for a given instrument does not result in what the Adviser believes to be the fair value of such instrument, and in such circumstances the Adviser may override this average with its own good faith valuation. The validation criteria may take into account output from EMG’s or third-party models, recent trading activity in the same or similar instruments, and valuations received from third parties. The use of proprietary models requires the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates and default rates.
CLOs and corporate debt are generally classified as either Level 2 or Level 3 based on the analysis of available market data and/or third-party valuations. Furthermore, the methodology used by the third-party valuation providers is reviewed at least annually by management, so as to ascertain whether such providers are utilizing observable market data to determine the valuations that they provide.
Interest rate swaps and foreign currency forwards are typically valued based on internal models that use observable market data, including applicable interest rates and foreign currency rates in effect as of the measurement date; the model-generated valuations are then typically compared to counterparty valuations for reasonableness; these financial derivatives are generally designated as Level 2 instruments.
For financial derivatives with greater price transparency, such as CDS on corporate indices, market-standard pricing sources are used to obtain valuations; these financial derivatives are generally classified as Level 2.
In valuing its derivatives, the Fund also considers the creditworthiness of both the Fund and its counterparties, along with collateral provisions contained in each derivative agreement.
The Fund's reverse repurchase agreements are carried at cost, which approximates fair value. Reverse repurchase agreements are classified as Level 2 assets and liabilities based on the adequacy of the collateral and their short term nature.
The Fund's valuation process, including the application of validation criteria, is directed by the Adviser's Valuation Committee ("Valuation Committee"). The Valuation Committee includes senior level executives from various departments within EMG, and each quarter the Valuation Committee reviews and approves the valuations of the Fund's investments. The valuation process also includes a monthly review by the Fund's third party sub-administrator. The goal of this review is to replicate various aspects of the Fund's valuation process based on the Fund's documented procedures.
Because of the inherent uncertainty of valuation, the estimated fair value of the Fund's financial instruments may differ significantly from the values that would have been used had a ready market for the financial instruments existed, and the differences could be material to the consolidated financial statements.
(C) Purchase and Sales of Investments: Purchases and sales of investments are recorded on trade date and realized gain (loss) and unrealized appreciation (depreciation) are calculated based on identified cost.
(D) Interest Income: Coupon interest income from CLO debt investments is accrued based on the outstanding principal balance and the current coupon rate to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.
Interest income from CLO equity investments is recognized using the effective interest method in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption. Differences between cash distributed and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the amortized cost basis of the investment.
In estimating future cash flows on the Fund's CLO debt and equity investments, there are a number of assumptions that are subject to significant uncertainties and contingencies; these estimates require the use of a significant amount of judgment. The Fund reviews the effective yield for each position at each measurement date and updates are made based upon the facts and circumstances known to the Fund. The Fund's accretion of discounts and amortization of premiums on securities for U.S. federal income tax and other tax purposes is likely to differ from the accounting treatment under U.S. GAAP of these items as described above.
(E) Other Income: In connection with certain of the Fund's CLO equity investments, the Fund receives distributions from fee letters associated to such CLO equity positions. Distributions from such fee letters are generally based upon a percentage of the collateral manager's fees. Income from fee letters is included in Other income, on the Consolidated Statement of Operations.

(F) Cash and Cash Equivalents: Cash and cash equivalents include cash, highly liquid investments, and short term investments with original maturities of three months or less at the date of acquisition. Cash and cash equivalents typically include amounts held in interest bearing overnight accounts and amounts held in money market funds, and these balances generally exceed insured limits. The Fund holds its cash at institutions that it believes to be highly creditworthy.
(G) Due from brokers/Due to brokers: Due from brokers and Due to brokers accounts on the Consolidated Statement of Assets and Liabilities include collateral transferred to or received from counterparties, including clearinghouses, along with receivables and payables for open and/or closed derivative positions.
(H) Financial Derivatives: The Fund enters into various types of financial derivatives subject to its investment guidelines. The Fund's financial derivatives are predominantly subject to bilateral master trade agreements or clearing in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Fund may be required to deliver or may receive cash or securities as collateral upon entering into derivative transactions. In addition, changes in the relative value of financial derivative transactions may require the Fund or the counterparty to post or receive additional collateral. In the case of cleared financial derivatives, the clearinghouse becomes the Fund's counterparty and a futures commission merchant acts as intermediary between the Fund and the clearinghouse with respect to all facets of the related transaction, including the posting and receipt of required collateral. Collateral received by the Fund is reflected on the Consolidated Statement of Assets and Liabilities as "Due to Brokers." Conversely, collateral posted by the Fund is reflected as "Due from Brokers" on the Consolidated Statement of Assets and Liabilities. The types of financial derivatives that have been utilized by the Fund to date primarily include interest rate swaps, credit default swaps, options, forwards, and futures.
Swaps: The Fund enters into various types of swaps including credit default swaps, interest rate swaps, and total return swaps. The primary risk associated with the Fund's credit default and total return swaps is credit risk. The primary risk associated with the Fund's interest rate swap activity is interest rate risk. The Fund is subject to credit and interest rate risk exposure in the normal course of pursuing its investment objectives.
A credit default swap is a contract under which one party agrees to compensate another party for the financial loss associated with the occurrence of a "credit event" in relation to a "reference amount" or notional value of a "reference asset" (usually a bond or an index or basket of bonds). The definition of a credit event may vary from contract to contract. A credit event may occur (i) when the reference asset (or underlying asset, in the case of a reference asset that is an index or basket) fails to make scheduled principal or interest payments to its holders, (ii) with respect to credit default swaps referencing asset-backed securities and indices, when the reference asset (or underlying asset, in the case of a reference asset that is an index or basket) is downgraded below a certain rating level, or (iii) with respect to credit default swaps referencing corporate entities and indices, upon an event of default of the obligor of the reference asset (or underlying obligor, in the case of a reference asset that is an index).
Interest rate swaps are contractual agreements whereby one party pays a floating interest rate on a notional principal amount and receives a fixed-rate payment on the same notional principal, or vice versa, for a fixed period of time.
The Fund enters into total return swaps in order to take a "long" or "short" position with respect to an underlying reference asset. The Fund is subject to market price volatility of the underlying reference asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional value. To the extent that the total return of the corporate debt, security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.
Swaps change in value with movements in interest rates or total return of the reference securities. During the term of swap contracts, changes in value are recognized as unrealized appreciation or depreciation on the Consolidated Statement of Operations. When a contract is terminated, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Periodic payments or receipts required by swap agreements are recorded as unrealized appreciation or depreciation when accrued and realized gain or loss when received or paid. Upfront payments paid and/or received by the Fund to open swap contracts are recorded as an asset and/or liability on the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss on the termination date.
Futures Contracts: The Fund enters into futures contract, typically U.S. Treasury futures contracts. A futures contract is an exchange-traded agreement to buy or sell an asset for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either in the form of cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market to reflect the current market value of the contract. Unrealized gains or (losses) are included in Change in net unrealized appreciation (depreciation) on financial derivatives in the Consolidated Statement of Operations. Variation margin payments are made or received periodically, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds of the closing transaction and the Fund's basis in the contract. Realized gains or (losses) are included in Net realized gain (loss) on financial derivatives on the Consolidated Statement of Operations.
Options: The Fund may purchase or write put or call options contracts which are entered into typically to help mitigate overall market, credit, or interest rate risk depending on the type of options contract. When the Fund purchases an options contract, the option asset is initially recorded at an amount equal to the premium paid, if any, and is subsequently marked-to-market. Premiums paid for purchasing options contracts that expire unexercised are recognized on the expiration date as realized losses. If an options contract is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related transaction. When the Fund writes an options contract, the option liability is initially recorded at an amount equal to the premium received, if any, and is subsequently marked-to-market. Premiums received for writing options contracts that expire unexercised are recognized on the expiration date as realized gains. If an options contract is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premiums paid or received. The Fund may also enter into options contracts that contain forward-settling premiums. In this case, no money is exchanged upfront. Instead, the agreed-upon premium is paid by the buyer upon expiration of the option, regardless of whether or not the option is exercised.
Forward Currency Contracts: A forward currency contract is an agreement between two parties to purchase or sell a specific quantity of currency with the delivery and settlement at a specific future date and exchange rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the proceeds of the closing transaction and the Fund's basis in the contract.
Financial derivative assets are included in Financial derivatives–assets, at fair value on the Consolidated Statement of Assets and Liabilities while financial derivative liabilities are included in Financial derivatives–liabilities, at fair value on the Consolidated Statement of Assets and Liabilities.
(I) Reverse Repurchase Agreements: The Fund enters into reverse repurchase agreements with third-party broker-dealers, whereby it sells securities under agreements to repurchase at an agreed upon price and date. The Fund accounts for reverse repurchase agreements as collateralized borrowings, with the initial sale price representing the amount borrowed, and with the future repurchase price consisting of the amount borrowed plus interest, at the implied interest rate of the reverse repurchase agreement, on the amount borrowed over the term of the reverse repurchase agreement. The interest rate on a reverse repurchase agreement is based on competitive market rates (or competitive market spreads, in the case of agreements with floating interest rates) at the time such agreement is entered into. When the Fund enters into a reverse repurchase agreement, the lender establishes and maintains an account containing cash and/or securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements are carried at their contractual amounts, which approximate fair value due to their short-term nature.
(J) Offering Costs and Underwriters’ fees: For the issuance of equity securities or debt carried at cost, if any, offering costs, underwriters' discounts and commissions and fees, are charged against shareholders' equity within Additional paid-in capital. Offering costs typically include legal, accounting, and other fees associated with the cost of raising equity capital. Offering costs and underwriters’ discounts and commissions and fees incurred in connection with the issuance of debt, for which the Company has elected the fair value option, are expensed at issuance of such debt.
(K) Distributions: Distributions on our common shares are recorded on the ex-date.
The Fund has a dividend reinvestment plan (the “DRIP”) under which the Fund’s distributions on common shares, net of any applicable U.S. withholding tax, are reinvested in additional shares of the same class of shares of the Fund as the respective distribution declared. Shareholders automatically participate in the DRIP unless they opt out; shareholders who opt out will receive distribution in cash.
Under the DRIP, whenever the Fund declares a distribution on its common shares, such distributions would be reinvested in newly issued shares of the Fund at a price per share equal to 95% of the market price per share at the close of regular trading on the NYSE on the payment date of such distribution (or, if no sale is reported that day, the average of the last bid and ask prices reported by the NYSE). While the Fund plans to generally issue new shares for DRIP purposes, the Board reserves the right to authorize the purchase of common shares in the open market in connection with the implementation of the DRIP.
(L) Expenses: Expenses are recognized as incurred on the Consolidated Statement of Operations.

(M) Foreign Currency: The functional currency of the Fund is U.S. dollars. Assets and liabilities denominated in foreign currencies are remeasured into U.S. dollars at current exchange rates at the following dates: (i) assets, liabilities, and unrealized appreciation/depreciation—at the valuation date; and (ii) income, expenses, and realized gain (loss)—at the accrual/transaction date. For investments and financial derivatives denominated in a foreign currency, the Fund isolates the portion of realized gain (loss) and change in unrealized appreciation (depreciation) resulting from changes in the foreign currency exchange rate from the fluctuations arising from changes in fair value (as measured in such foreign currency). Realized gain (loss) due to foreign currency and change in unrealized appreciation (depreciation) due to foreign currency are included in Net realized gain (loss) on foreign currency transactions and Change in net unrealized appreciation (depreciation) on foreign currency transactions, respectively, on the Consolidated Statement of Operations.
(N) Share Repurchases: Common shares that are repurchased by the Fund subsequent to issuance are immediately retired upon settlement and decrease the total number of shares issued and outstanding. The cost of such share repurchases is charged against Paid-in capital on the Fund's Consolidated Statement of Assets and Liabilities.
(O) Income Taxes: The Fund intends to operate in a manner to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not to be subject to federal income tax on the portions of its taxable income and capital gains that are distributed to shareholders. To qualify as a RIC, the Fund must meet certain requirements, including: (i) registering as an investment company under the 1940 Act and filing tax Form 1120-RIC; (ii) at least 90% of the Fund’s gross income must be from qualifying income sources; (iii) at least 50% of the Fund’s assets must be held in cash, government securities, or other securities meeting diversification thresholds; (iv) no more than 25% of the Fund’s total assets may be invested in securities of a single issuer or of two or more issuers engaged in the same trade or business; and (v) at least 90% of the Fund’s taxable income, excluding net capital gains and exempt-interest income, must be distributed annually to shareholders. Distributions declared in October, November, and December of any calendar year, and paid on or prior to January 31st of the following year, are generally treated as having been received by the recipient in the year declared for tax reporting purposes.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31st of such calendar year and (iii) any income realized, but not distributed, in the preceding year. The Fund expects to make sufficient distributions each taxable year to satisfy these excise distribution requirements.
U.S. federal income tax regulations differ from U.S. GAAP, as a result, the calculation of ordinary income and capital gains under tax regulations may differ from net investment income and realized gains as recognized for financial reporting purposes.
The characterization of distributions paid to common shareholders as net investment income or capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Generally, for U.S. federal income tax purposes, distributions to shareholders will be taxable as ordinary income, although a portion of such distributions may be designated as long-term capital gains or qualified dividend income, or may constitute a return of capital.
The Fund follows the authoritative guidance on accounting for and disclosure of uncertainty on tax positions, which requires the Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For uncertain tax positions, the tax benefit to be recognized is measured as the largest amount of benefit that is more than 50% likely to be realized upon ultimate settlement. The Fund did not have any unrecognized tax benefits resulting from tax positions related to the current period, or its open tax years (2022, 2023, 2024, and 2025). In the normal course of business, the Fund may be subject to examination by federal, state, local, and foreign jurisdictions, where applicable, for the current period and its open tax years. The Fund may take positions with respect to certain tax issues which depend on legal interpretation of facts or applicable tax regulations. Should the relevant tax regulators successfully challenge any of such positions, the Fund might be found to have a tax liability that has not been recorded in the accompanying consolidated financial statements. Also, management's conclusions regarding the authoritative guidance may be subject to review and adjustment at a later date based on changing tax laws, regulations, and interpretations thereof. The Fund recognizes interest and penalties, if any, related to uncertain tax positions, as income tax expense included in Income tax expense (benefit) on the Consolidated Statement of Operations. As of March 31, 2026, the Fund has not recorded a liability for uncertain tax positions pursuant to ASC 740, Income Taxes.
(P) Segment Reporting: An operating segment is defined as a component of an entity that (i) engages in business activities from which revenues are recognized and expenses incurred, (ii) has discrete financial information available, and (iii) is evaluated on a regular basis by the Chief Operating Decision Maker (the "CODM") for decision-making purposes, including investment and operating decisions, including capital and resource allocation decisions; and communicates results, strategy, and other relevant information to the Board and shareholders. The Fund's CODM is, collectively, its Chief Executive Officer and President and its Portfolio Managers.
The Fund operates through a single operating and reporting segment with an objective to generate attractive current yields and risk-adjusted total returns for its shareholders by acquiring, investing in, and managing its targeted assets. The Fund’s CODM assesses performance and makes investment and operating decisions based on net income reported on the Consolidated Statement of Operations, among other metrics. Significant expenses are separately disclosed on the Consolidated Statements of Operations.
(Q) Recent Accounting Pronouncements: In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses ("ASU 2024-03"). ASU 2024-03 requires public entities to provide tabular disclosure of certain expenses including employee compensation, on an interim and annual basis, in the notes to the financial statements. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods in fiscal years beginning after December 15, 2027, with early adoption permitted. ASU 2024-03 should be applied on either a prospective basis to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospectively to any or all prior periods presented in the financial statements. ASU 2024-03 is not expected to have a material impact on the Fund's consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, Segment Reporting—Improvements to Reportable Segment Disclosures ("ASU 2023-07") which requires incremental disclosures related to an entity's reportable segments, including identifying significant segment expense categories and any multiple measures of segment profit or loss used by the CODM. Additionally, ASU 2023-07 provides further guidance on interim reporting, disclosures required by entities with a single reportable segment, and recasting of previously reported segment information. ASU 2023-07 became effective for fiscal years beginning after December 15, 2023, and interim periods in fiscal years beginning after December 15, 2024, with early adoption permitted. The Fund has applied ASU 2023-07 on a retrospective basis, which did not have a material impact on the Fund's consolidated financial statements.
3. Fair Value Measurements
The following table presents the Fund's financial instruments measured at fair value on March 31, 2026:

Description	Level 1	Level 2	Level 3	Total
	(In thousands)
Assets:
Investments:
CLOs	$—	$175,566	$132,372	$307,938
Corporate debt	—	—	345	345
Corporate equity	—	—	80	80
Total investments, at fair value	—	175,566	132,797	308,363
Financial derivatives–assets, at fair value:
Interest rate swaps	—	159	—	159
Options	1,789	450	—	2,239
Total financial derivatives–assets, at fair value	1,789	609	—	2,398
Total assets, at fair value	1,789	176,175	132,797	310,761
Liabilities:
Financial derivatives–liabilities, at fair value:
Futures	(14)	—	—	(14)
Credit default swaps	—	(3,214)	—	(3,214)
Total financial derivatives–liabilities, at fair value	(14)	(3,214)	—	(3,228)
Unsecured borrowings, at fair value	—	(54,000)	—	(54,000)
Total liabilities, at fair value	$(14)	$(57,214)	$—	$(57,228)

The table below includes a roll-forward of the Fund's financial instruments measured at fair value for the year ended March 31, 2026 (including change in fair value), for financial instruments classified by the Fund within Level 3 of the valuation hierarchy.

	CLOs	Corporate Debt	Corporate Equity
	(In thousands)
Beginning balance—April 1, 2025	$133,423	$434	$56
Purchases	67,402	1,863	56
Proceeds from sales and principal payments	(46,502)	(2,327)	(12)
Net realized gain (loss)	1,418	392	(13)
Change in net unrealized appreciation (depreciation)	(27,005)	(17)	(7)
Net reductions to CLO equity and related investment cost	(16,090)	—	—
(Amortization)/accretion, net	1,305	—	—
Transfers into Level 3	60,013	—	—
Transfers out of Level 3	(41,592)	—	—
Ending balance—March 31, 2026	$132,372	$345	$80
All amounts of net realized gain (loss) and net change in net unrealized appreciation (depreciation) in the table above are reflected in the accompanying Consolidated Statement of Operations. The table above incorporates changes in net unrealized appreciation (depreciation) for both Level 3 financial instruments held by the Fund at March 31, 2026, as well as Level 3 financial instruments disposed of by the Fund during the year ended March 31, 2026. For Level 3 financial instruments held by the Fund as of March 31, 2026, change in net unrealized appreciation (depreciation) of $(43.2) million, $(17) thousand, and $(6) thousand for the year ended March 31, 2026 relate to CLOs, corporate debt, and corporate equity, respectively.
At March 31, 2026, the Fund transferred $41.6 million of assets from Level 3 to Level 2 and $60.0 million of assets from Level 2 to Level 3. Transfers between hierarchy levels are based on the availability of sufficient observable inputs to meet Level 2 versus Level 3 criteria. The level designation of each financial instrument is reassessed at the end of each period, and is based on pricing information received from third party pricing sources.
The following table identifies the significant unobservable inputs that affect the valuation of the Fund's Level 3 financial instruments as of March 31, 2026:

				Range
Description	Fair Value	Valuation Technique	Significant Unobservable Input	Min	Max	Weighted Average(1)
	(In thousands)
CLOs	$75,081	Market quotes	Non-binding third-party valuation	$0.01	$98.03	$43.95
	57,290	Discounted cash flows	Yield(2)	6.5%	66.8%	18.3%
	132,372
Corporate debt	345	Discounted cash flows	Yield	1.1%	48.5%	13.5%
Corporate equity	80	Discounted cash flows	Yield	19.2%	23.8%	19.9%
(1)Averages are weighted based on the fair value of the related instrument.
(2)Excludes CLOs with a fair value of $1.2 million which have expected yields below 0% or greater than 100%.
Third-party non-binding valuations are validated by comparing such valuations to internally generated prices based on EMG's and/or third-party models and, when available, to recent trading activity in the same or similar instruments. For those instruments valued using discounted cash flows, such estimates of future cash flows may incorporate projections of interest and principal payments, fee rebates, credit losses, and redemptions.
Material changes in any of the inputs above in isolation could result in a significant change to reported fair value measurements.
Not included in the disclosures above are the Fund’s other financial instruments, which are carried at cost, and include cash and cash equivalents, due to/from broker, and reverse repurchase agreements. Cash and cash equivalents includes cash held in interest bearing overnight accounts, for which fair value equals the carrying value, and cash held in money market accounts, which are liquid in nature and for which fair value equals the carrying value; such assets are considered Level 1 assets. Due from brokers and Due to brokers include collateral transferred to or received from counterparties, along with receivables and payables for open and/or closed derivative positions. These receivables and payables are short term in nature and any collateral transferred consists primarily of cash; fair value of these items approximates carrying value and such items are considered Level 1 assets and liabilities. The Fund's reverse repurchase agreements are carried at cost, which approximates fair value due to their short term nature and are classified as Level 2 liabilities based on the adequacy of the collateral and their short term nature.
4. Financial Derivatives
The Fund manages certain risks associated with its investments and borrowings, including interest rate, credit, liquidity, and foreign exchange rate risk primarily by managing the amount, sources, and duration of its investments and borrowings, and through the use of derivative financial instruments. The Fund's derivative financial instruments are used to manage differences in the amount, timing, and duration of its known or expected cash receipts and its known or expected cash payments principally related to its investments and borrowings, as well as to mitigate changes in the fair value of its investments that are caused by changes in overall market conditions; see Note 2 for additional details.
Financial derivative assets are included in Financial derivatives–assets, at fair value on the Consolidated Statement of Assets and Liabilities while financial derivative liabilities are included in Financial derivatives–liabilities, at fair value on the Consolidated Statement of Assets and Liabilities. Realized gain (loss) recognized on financial derivatives is included in Realized gain (loss) on financial derivatives and changes in the fair value of financial derivatives is included in Change in unrealized appreciation (depreciation) on financial derivatives on the Consolidated Statement of Operations.
The table below details the average notional values of the Fund's financial derivatives, using absolute value of month end notional values, for the year ended March 31, 2026:

Derivative Type	Year Ended March 31, 2026
(In thousands)
Options	$483,504
Credit default swaps	55,116
Futures	16,548
Interest rate swaps	8,560
Total return swaps	2,520
Forward	437
Gains and losses on the Fund's financial derivatives for the year ended March 31, 2026 are summarized in the tables below:

Derivative Type	Net Realized Gain (Loss) on Periodic Settlements of Interest Rate Swaps	Net Realized Gain (Loss) on Financial Derivatives Other Than Periodic Settlements of Interest Rate Swaps(1)	Net Realized Gain (Loss) on Financial Derivatives(1)	Change in Net Unrealized Appreciation (Depreciation) on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Appreciation (Depreciation) on Financial Derivatives Other Than on Accrued Periodic Settlements of Interest Rate Swaps(2)	Change in Net Unrealized Appreciation (Depreciation) on Financial Derivatives(2)
(In thousands)
Interest rate swaps	$19	$53	$72	$5	$160	$165
Credit default swaps		(1,983)	(1,983)		1,374	1,374
Total return swaps		(246)	(246)		—	—
Futures		(1,356)	(1,356)		(14)	(14)
Options		(3,181)	(3,181)		(345)	(345)
Total	$19	$(6,713)	$(6,694)	$5	$1,175	$1,180
(1)Includes realized gain (loss) on transactions involving foreign-currency denominated financial derivatives in the amount of $3 thousand for the year ended March 31, 2026 which is included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations.
(2)Includes unrealized appreciation (depreciation) on transactions involving foreign-currency denominated financial derivatives in the amount of $10 thousand for the year ended March 31, 2026 which is included in Change in net unrealized appreciation (depreciation) on foreign currency transactions on the Consolidated Statement of Operations.

5. Borrowings
Reverse Repurchase Agreements
The Fund enters into reverse repurchase agreements. A reverse repurchase agreement involves the sale of an asset to a counterparty together with a simultaneous agreement to repurchase the transferred asset or similar asset from such counterparty at a future date. The Fund accounts for its reverse repurchase agreements as collateralized borrowings, with the transferred assets effectively serving as collateral for the related borrowing. The Fund's reverse repurchase agreements typically range in term from 30 to 364 days. The principal economic terms of each reverse repurchase agreement—such as loan amount, interest rate, and maturity date—are typically negotiated on a transaction-by-transaction basis. Other terms and conditions, such as relating to events of default, are typically governed under the Fund's master repurchase agreements. Absent an event of default, the Fund maintains beneficial ownership of the transferred securities during the term of the reverse repurchase agreement and receives the related principal and interest payments. Interest rates on these borrowings are generally fixed based on prevailing rates corresponding to the terms of the borrowings, and interest is paid at the termination of the reverse repurchase agreement at which time the Fund may enter into a new reverse repurchase agreement at prevailing market rates with the same counterparty, repay that counterparty and possibly negotiate financing terms with a different counterparty, or choose to no longer finance the related asset. In response to a decline in the fair value of the transferred securities, whether as a result of changes in market conditions, security paydowns, or other factors, reverse repurchase agreement counterparties will typically make a margin call, whereby the Fund will be required to post additional securities and/or cash as collateral with the counterparty in order to re-establish the agreed-upon collateralization requirements. In the event of increases in fair value of the transferred securities, the Fund generally can require the counterparty to post collateral with it in the form of cash or securities. The Fund is generally permitted to sell or re-pledge any securities posted by the counterparty as collateral; however, upon termination of the reverse repurchase agreement, or other circumstance in which the counterparty is no longer required to post such margin, the Fund must return to the counterparty the same security that had been posted. The contractual amount (loan amount) of the Fund's reverse repurchase agreements approximates fair value, based on the short-term nature of the debt and the adequacy of the collateral.
At any given time, the Fund seeks to have its outstanding borrowings under reverse repurchase agreements with several different counterparties in order to reduce the exposure to any single counterparty. As of March 31, 2026, the Fund had outstanding borrowings under reverse repurchase agreements with eight counterparties.
The following table details the Fund's outstanding borrowings under reverse repurchase agreements as of March 31, 2026:

		Weighted Average
Remaining Days to Maturity	Borrowings Outstanding	Interest Rate	Remaining Days to Maturity
	(In thousands)
30 days or less	$13,896	4.94%	16
31-60 days	84,180	5.13	45
61-90 days	57,487	4.52	78
91-120 days	5,205	4.77	97
121-150 days	4,745	4.77	149
181-364 days	761	4.93	181
Total	$166,274	4.88%	59
Reverse repurchase agreements involving underlying investments that the Fund sold prior to period end, for settlement following period end, are shown using their contractual maturity dates even though such reverse repurchase agreements may be expected to be terminated early upon settlement of the sale of the underlying investment.
As of March 31, 2026, the fair value of CLOs transferred as collateral under outstanding borrowings under reverse repurchase agreements was $258.8 million. Additionally, as of March 31, 2026, the Fund posted to (received from) reverse repurchase agreement counterparties net cash collateral of $3.6 million as a result of margin calls with various reverse repurchase agreement counterparties.

Amount at risk represents the excess, if any, for each counterparty of the fair value of collateral held by such counterparty over the amounts outstanding under reverse repurchase agreements. The following table provides details by counterparty for such counterparties for which the amounts at risk relating to our reverse repurchase agreements was greater than 10% of NAV as of March 31, 2026.

Counterparty	Amount at Risk	Weighted Average Remaining Days to Maturity	Percentage of Net Asset Value
	(In thousands)
RBC Capital Markets LLC	$24,631	77	16.0%
BNP Paribas Securities Corp.	21,790	48	14.2%
Barclays Capital Inc.	16,115	50	10.5%
Unsecured Borrowings
In March 2026, the Fund issued $54.0 million of outstanding principal amount of unsecured long-term debt maturing on March 30, 2031 unless earlier redeemed or repurchased (the “8.50% Senior Notes”). The 8.50% Senior Notes bear an interest rate of 8.50% payable quarterly in arrears. As detailed in the indenture, on or after March 30, 2028, the Fund may redeem the 8.50% Senior Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 8.50% Senior Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date. There are a number of covenants associated with this borrowing; as of March 31, 2026, the Fund was in compliance with all of its covenants.
Asset Coverage
In accordance with the provisions of the 1940 Act, the Fund is permitted to issue senior securities provided that the Fund satisfy and maintain certain asset coverage requirements. The Fund is required to have asset coverage on senior debt securities of at least 300%, calculated as the ratio of the Fund’s total consolidated assets, less total liabilities excluding the liability represented by the senior debt securities, over the aggregate amount of the Fund’s outstanding senior debt securities. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited from incurring additional debt.
The following table summarized the Fund’s asset coverage as of March 31, 2026:

($ In thousands)	March 31, 2026
Total assets	$386,927
Less liabilities and indebtedness not represented by senior securities (1)	12,831
Net total assets and liabilities	$374,096
Unsecured borrowings, at fair value—outstanding principal amount	$54,000
Asset coverage of debt securities (2)	693%
(1)Excludes reverse repurchase agreements, which the Fund has elected to treat as derivative transactions under Rule 18f-4 of the 1940 Act.
(2)The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
6. Offsetting of Assets and Liabilities
In connection with its financial derivatives and reverse repurchase agreements, and related trading agreements, the Fund and its counterparties are required to pledge collateral. Cash or other collateral is exchanged as required with each of the Fund's counterparties in connection with open derivative positions and reverse repurchase agreements.
The following table presents information about certain assets and liabilities representing financial instruments as of March 31, 2026. The Fund has not previously entered into master netting agreements with any of its counterparties. Certain of the Fund's reverse repurchase agreements and financial derivative transactions are governed by underlying agreements that generally provide a right of net settlement, as well as a right of offset in the event of default or in the event of a bankruptcy of either party to the transaction.

Description	Amount of Assets (Liabilities) Presented in the Consolidated Statement of Assets and Liabilities(1)	Financial Instruments Available for Offset	Financial Instruments Transferred or Pledged as Collateral(2)(3)	Cash Collateral (Received) Pledged(2)(3)	Net Amount
(In thousands)
Assets:
Financial derivatives–assets	$2,398	$(485)	$—	$—	$1,913
Liabilities:
Financial derivatives–liabilities	(3,228)	485	—	2,743	—
Reverse repurchase agreements	(166,274)	—	162,666	3,608	—
(1)In the Fund's Consolidated Statement of Assets and Liabilities, all balances associated with reverse repurchase agreements and financial derivatives are presented on a gross basis.
(2)For the purpose of this presentation, for each row the total amount of financial instruments transferred or pledged and cash collateral (received) or pledged may not exceed the applicable gross amount of assets or (liabilities) as presented here. Therefore, the Fund has reduced the amount of financial instruments transferred or pledged as collateral related to the Fund's reverse repurchase agreements and cash collateral pledged on the Fund's financial derivative assets and liabilities. As of March 31, 2026, the fair value of financial instruments transferred or pledged as collateral on the Fund's reverse repurchase agreements, net of the fair value of any financial instruments received by the Fund as the result of margin calls, were $258.8 million. As of March 31, 2026, total cash collateral (received) pledged on financial derivative assets and financial derivative liabilities excludes $3.6 million and $3.5 million, respectively, of net excess cash collateral.
(3)When collateral is pledged to or pledged by a counterparty, it is often pledged or posted with respect to all positions with such counterparty, and in such cases such collateral cannot be specifically identified as relating to a particular asset or liability. As a result, in preparing the above table, the Fund has made assumptions in allocating pledged or posted collateral among the various rows.
7. Common Shares
The Fund has authorized unlimited common shares of beneficial interest, no par value; as of March 31, 2026, there were 37,579,569 common shares outstanding.
Detailed below is a roll forward of the Fund's common shares outstanding for the year ended March 31, 2026:

Year Ended March 31, 2026
Common Shares Outstanding—April 1, 2025	37,559,195
Share Activity:
Common shares issued under DRIP	28,077
Forfeiture of common shares to satisfy tax withholding obligations	(7,703)
Common Shares Outstanding—March 31, 2026	37,579,569
Unvested restricted shares outstanding—March 31, 2026	14,991
As discussed in Note 1, as a result of the Conversion, the Fund adopted ASC 946 and changed its fiscal year end. Prior to the Conversion the Fund had authorized 500,000,000 common shares, $0.01 par value per share. Detailed below is a roll forward of the Fund's common shares outstanding for the three-month period ended March 31, 2025 and the year ended December 31, 2024:

	Three-Month Period Ended March 31, 2025	Year Ended December 31, 2024
Common Shares Outstanding—December 31, 2024 and 2023, respectively	29,651,553	18,601,464
Share Activity:
Common shares issued(1)	8,075,118	10,964,023
Restricted common shares issued(2)	—	90,229
Common shares repurchased(3)	(167,476)	—
Forfeiture of common shares to satisfy tax withholding obligations	—	(4,163)
Common Shares Outstanding—March 31, 2025 and December 31, 2024, respectively	37,559,195	29,651,553
Unvested restricted shares outstanding—March 31, 2025 and December 31, 2024, respectively	39,577	62,729
(1)Issued under an “at the market” offering program which was terminated upon the Conversion.
(2)Issued under an equity incentive plan which was terminated upon the Conversion.
(3)Repurchased under a share repurchase program which was terminated upon the Conversion.

As of March 31, 2026, there were 14,991 unvested restricted common shares outstanding that had been granted to the Fund’s partially dedicated personnel on December 20, 2024 pursuant to share award agreements in place prior to the Conversion. Such shares vest and become non-forfeitable on December 12, 2026.
The below table provides details on the Fund's distributions during the year ended March 31, 2026:

Record Date	Payment Date	Distribution Per Common Share	Cash Distribution	Value of DRIP Shares Issued	Total Distribution	DRIP Shares Issued	DRIP Share Issuance Price
			(In thousands)	(In thousands)	(In thousands)
April 30, 2025	May 27, 2025	$0.08	$3,005	$—	$3,005	—	$—
May 30, 2025	June 30, 2025	0.08	3,005	—	3,005	—	—
June 30, 2025	July 31, 2025	0.08	2,989	16	3,005	2,919	5.56
July 31, 2025	August 29, 2025	0.08	2,990	15	3,005	2,796	5.42
August 29, 2025	September 30, 2025	0.08	2,990	15	3,005	2,939	5.18
September 30, 2025	October 31, 2025	0.08	2,992	13	3,005	2,755	4.84
October 31, 2025	November 28, 2025	0.08	2,991	14	3,005	2,809	5.15
November 28, 2025	December 31, 2025	0.08	2,991	15	3,006	3,090	5.01
December 31, 2025	January 30, 2026	0.08	2,990	16	3,006	3,021	5.19
January 30, 2026	February 27, 2026	0.08	2,989	17	3,006	3,579	4.65
February 27, 2026	March 31, 2026	0.08	2,988	18	3,006	4,169	4.21
March 31, 2026	April 30, 2026	0.08	2,988	18	3,006	3,878	4.48
			$35,908	$157	$36,065	31,955
Distribution Policy
The timing and frequency of distributions will be determined by the Board based upon a variety of factors deemed relevant by the Fund's trustees, including restrictions under applicable law, the RIC distribution rules, and capital requirements of the Fund. As discussed in Note 9, the Fund has elected mark-to-market treatment under Section 475(f) of the Code. As a result, distributions to shareholders generally will be taxable as ordinary income, although a portion of such distributions may be designated as long-term capital gain or qualified dividend income, or may constitute a return of capital. The Fund will furnish annually to each shareholder a statement setting forth distributions paid or deemed paid during the preceding year and their U.S. federal income tax treatment.
8. Related Party Transactions
Investment Advisor
The Fund and the Adviser are parties to the Advisory Agreement (the "Advisory Agreement") which became effective upon the Conversion. Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the Fund’s investment program, including identifying, structuring, executing, monitoring, and servicing the Fund’s investments, and for providing such personnel and related services as it deems necessary or useful to perform these duties. The Fund does not have any employees.
Under the terms of the Advisory Agreement, the Adviser receives a quarterly base management fee in an amount equal to 1.50% per annum of the Fund's NAV, calculated as the Fund's total assets minus its total liabilities (the "Base Management Fee"). The Base Management Fee is payable quarterly in arrears. For the year ended March 31, 2026, the total Base Management Fee incurred was $3.0 million.
In addition to the Base Management Fee, pursuant to the Advisory Agreement, the Fund will pay the Adviser a performance fee (the "Performance Fee"). The Performance Fee is calculated and payable quarterly in arrears based upon the Fund's Pre-Performance Fee Net Investment Income, with respect to each fiscal quarter. Pre-Performance Fee Net Investment Income for any fiscal quarter means, interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments. The Performance Fee is subject to a hurdle rate of 2.00% per quarter, or 8.00% per annum (the "Hurdle Rate"), and is subject to a "catch-up" feature. Specifically:
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the result obtained by multiplying the NAV attributable to common equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate (the "Hurdle Amount") for such quarter, then no Performance Fee is payable to the Adviser with respect to such quarter;
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Adviser as the Performance Fee with respect to such quarter. Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Adviser as the Performance Fee with respect to such quarter.
With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.
For the year ended March 31, 2026, the Fund incurred Performance Fees of $5.9 million.
The Advisory Agreement has an initial term of two years. Thereafter, unless the Fund or the Adviser exercise its respective termination rights, the Advisory Agreement will renew annually so long as such continuance shall be approved at least annually by (a) the vote of the Fund’s Board, or by the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.
Under the terms of the Advisory Agreement, the Fund is required to reimburse the Adviser for certain operating expenses related to the Fund that are incurred by the Adviser, including expenses relating to legal, accounting, due diligence, other services, and other costs and expenses. The Fund's reimbursement obligation is not subject to any dollar limitation.
During the year ended March 31, 2026, the Fund reimbursed the Adviser $4.1 million for previously incurred operating expenses. As of March 31, 2026, the outstanding payable to the Adviser for operating expenses was $1.1 million which is included in Accrued expenses and other liabilities on the Consolidated Statement of Assets and Liabilities.
Administrator
The Fund has entered into an administration agreement (the “Administration Agreement”) with Ellington Credit Company Administrator LLC (the “Administrator”). Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, its required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to its shareholders. In addition, the Administrator assists the Fund in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon its allocable portion of the Administrator’s costs and expenses incurred in performing its obligations and providing personnel (including wages, salaries, bonuses, benefits, and related payroll expenses) under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer, and their respective support staff. The Administrator has delegated certain accounting and administrative services to an unrelated third-party. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. The Administration Agreement may be terminated by the Fund without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Fund. The Administration Agreement will remain in effect if approved by the Board, including by a majority of the Independent Trustees, on an annual basis.
When considering the approval of the Administration Agreement, the Board considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Fund, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third-party.
Services Agreement
The Adviser, the Administrator, and EMG are parties to a services agreement, pursuant to which EMG is required to provide the Adviser sufficient personnel, services, and resources to enable the Adviser to carry out its obligations and responsibilities under the Advisory Agreement. The Fund is a named third-party beneficiary to the services agreement and, as a result, has, as a non-exclusive remedy, a direct right of action against EMG in the event of any breach by the Adviser of any of its duties, obligations, or agreements under the Advisory Agreement that arise out of or result from any breach by EMG of its obligations under the services agreement. The services agreement will terminate upon the termination of the Advisory Agreement. Pursuant to the services agreement, the Adviser makes certain payments to EMG in connection with the services provided. The Adviser and EMG have overlapping ownership and are under common control.
Transactions with Affiliates and Co-Investments
In the ordinary course of business, and to the extent permitted by the 1940 Act and other applicable law, the Fund may enter into transactions with persons affiliated with it by reason of common control of the Adviser, the Administrator or their affiliates, including EMG. To ensure compliance with applicable regulations, the Fund has adopted certain policies and procedures requiring its executive officers to review transactions for potential affiliations among the Fund, the Adviser the Administrator, and their respective affiliates, employees, officers, and trustees. The Fund will not enter into such transactions unless satisfied that doing so is consistent with the 1940 Act, applicable SEC rules, interpretations or guidance or the terms of any exemptive relief granted to it. Because of these affiliations, the Fund may be required to forgo certain investment opportunities, including investments in CLOs managed by Adviser affiliates.
In certain instances, the Fund may co-invest concurrently with other accounts managed by the Adviser, Ellington or certain of the Adviser’s affiliates, subject to compliance with applicable regulations, regulatory guidance, and the Adviser’s allocation procedures. On August 12, 2025, the SEC issued an exemptive order permitting the Fund, the Adviser, and certain of its affiliates participate in certain co-investment transactions alongside affiliate persons that would otherwise be prohibited under the 1940 Act (the “Co-Investment Exemptive Order”). As required by the Co-Investment Exemptive Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activities. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, there may be significant overlap among the Fund’s investments and those of affiliated Ellington entities that could avail themselves of the exemptive relief and that have investment objectives similar to ours. The Fund may also co-invest with funds managed by Ellington or its affiliates, subject to applicable regulations, regulatory guidance, and the Adviser’s allocation policy. A copy of the Co-Investment Exemptive Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.
9. Income Taxes
As discussed in Note 2—Significant Accounting Policies—Income Taxes, the Fund intends to operate in a manner so as to qualify to be taxed as a RIC.
The Fund has made an election under Section 475(f) of the Code to mark the vast majority of its investments to market for tax purposes. The Fund crystallizes its Section 475(f) mark-to-market gains (losses) recognized at the end of the year by adjusting the tax cost basis of such investments to their fair value. Therefore, for investments for which the Fund has elected Section 475(f), there is no difference at the end of the tax year between the tax cost basis and the fair value of such investments.

The following table provides a summary of the estimated cost for federal income tax purposes and cumulative unrealized appreciation (depreciation) on the Fund’s portfolio of investments at March 31, 2026:

	Investments
(In thousands)	Election under Section 475(f)	No election under Section 475(f)	Total
Cost (as adjusted) for federal income tax purposes	$350,684	$18,628	$369,312
Gross unrealized appreciation	—	293	293
Gross unrealized (depreciation)	—	(4,282)	(4,282)
Net unrealized appreciation (depreciation)	—	(3,989)	(3,989)
Fair value of investments	$350,684	$14,639	$365,323
The appreciation (depreciation) on the Fund’s investment portfolio is primarily attributable to investments that are excluded from the scope of the 475(f) election, including (i) certain CLO equity securities treated as partnership interests; (ii) non-listed equity securities; and (iii) certain CLO equity securities treated as Controlled Foreign Corporations (“CFCs”).
The following table provides details of the estimated tax character of distributions paid during the year ended March 31, 2026; the ultimate tax character of distributions will not be known until the Fund files its tax return for such period.

Amount
(In thousands)
Ordinary income	$—
Net long-term capital gains	—
Return of capital	36,063
Total distributions paid	$36,063
The following table provides details on the estimated components of total distributable earnings/(accumulated losses) reported on the Consolidated Statement of Assets and Liabilities on a tax basis as of March 31, 2026:

Amount
(In thousands)
Distributable ordinary income	$—
Distributable long-term capital gain (capital loss carryforward)	(637)
Unrealized appreciation (depreciation) on investments	(3,989)
Other timing differences	(2,532)
Qualified late year loss deferral	(32,795)
As of March 31, 2026, the Fund had a net long-term capital loss carryforward of $0.6 million, which is available to offset future realized capital gains. A portion of the net long-term capital loss carry forward will expire in 2029 and the remainder in 2030.
Net specified losses (gains) incurred after October 31st and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.
Because U.S. federal income tax regulations differ from U.S. GAAP, characteristics of the Fund’s distributions may differ for financial reporting and tax purposes. Permanent differences are reclassified between capital accounts on the Consolidated Statements of Assets and Liabilities to reflect their tax character. The Fund reclassified $(170.6) million from Total distributable earnings/(accumulated losses) to Paid-in capital on the Consolidated Statement of Assets and Liabilities primarily due to the difference in tax treatment of accumulated losses in conjunction with the Fund’s election to be taxed as a regulated investment company; such reclassification had no impact on net assets.

10. Commitments and Contingencies
From time to time, the Fund may become involved in various claims and legal actions arising in the ordinary course of business. The Fund provides current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. As of March 31, 2026, the Fund is not currently subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In the normal course of business the Fund may also enter into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund's maximum exposure under these arrangements, including future claims that may be made against the Fund that have not yet occurred, is unknown. The Fund has not incurred any costs to defend lawsuits or settle claims related to these indemnification agreements. The Fund has no liabilities recorded for these agreements as of March 31, 2026 and management is not aware of any significant contingencies.
11. Financial Highlights

Year Ended March 31, 2026
PER SHARE DATA(1)
Net asset value per share—Beginning of period	$6.08
Net increase (decrease) in net assets resulting from operations:
Net investment income	0.74
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.77)
Total net increase (decrease) in net assets resulting from operations	(1.03)
Distributions(2):
Distributions to common shareholders—Earnings	—
Distributions to common shareholders—Return of capital	(0.96)
Total distributions	(0.96)
Net asset value per share—End of period	$4.09
Per share market value—Beginning of period	$5.41
Per share market value—End of period	$4.43
Total return based on market value(3)	(1.26)%
Total return based on net asset value(4)	(18.89)%
Shares outstanding—End of period	37,579,569
RATIOS/SUPPLEMENTAL DATA
Net asset value—End of period(5)	$153,822
Ratio of expenses to average net assets	11.47%
Ratio of expenses before performance fees to average net assets	8.65%
Ratio of expenses before performance fees and interest expense to average net assets	4.67%
Ratio of net investment income to average net assets	13.31%
Portfolio turnover rate(6)	82.40%
(1)Per share amounts are calculated based on the average shares outstanding during the period.
(2)The Fund monitors its available taxable earnings including expected mark-to-market gains and losses under Section 475(f) of the Code to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s shareholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.
(3)Total return based on market value is calculated assuming that common shares of the Fund were purchased at the market price as of the beginning of the period, and distributions paid to common shareholders during the period were reinvested at prices obtained by the Fund’s DRIP and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales commissions investors may incur in purchasing or selling shares of the Fund.
(4)Total return based on NAV is calculated assuming that common shares of the Fund were purchased at the NAV per share at the beginning of the period, and distributions paid to common shareholders during the period were reinvested at prices obtained by the Fund’s DRIP, and the total number of shares were sold at the Fund’s NAV per share on the last day of the period. Total return does not reflect any sales commissions investors may incur in purchasing or selling shares of the Fund and is not annualized for a period of less than one year.
(5)Shown in thousands.
(6)Portfolio turnover rate is calculated using the lesser of purchases or sales and repayments for the year ended March 31, 2026 of investments divided by the monthly average of the fair value of total investments.

Senior Securities
The following table provides additional information about the Fund’s senior securities as of and for the year ended March 31, 2026:

Senior Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit(2)
	(In thousands)
8.50% Senior Notes	$54,000	$6.93	n/a	$25.00
(1)Represents the ratio the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated in accordance with section 18(h) of the 1940 Act. Excludes reverse repurchase agreements, which the Fund has elected to treat as derivative transactions under Rule 18f-4 of the 1940 Act.
(2)The Fund’s 8.50% Senior Notes were issued on March 30, 2026; represents the issuance price at par.
12. Subsequent Events
Distributions
On April 7, 2026, the Board approved a monthly distribution in the amount of $0.08 per share payable on May 29, 2026 to shareholders of record as of April 30, 2026.
On May 7, 2026, the Board approved a monthly distribution in the amount of $0.08 per share payable on June 30, 2026 to shareholders of record as of May 29, 2026.

Summary of Risk Factors
The value of the Fund’s assets, as well as the market price of its securities, will fluctuate. The Fund’s investments should be considered risky, and investors may lose all or part of their investment in the Fund. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund’s securities. An investment in the Fund’s securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. The Fund is designed primarily as a long-term investment vehicle, and its securities are not an appropriate investment for a short-term trading strategy. There can be no assurance that returns, if any, on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet its investment criteria will be available.
The following is a summary of certain principal risks of an investment in the Fund. For a more complete discussion of the risks of investing in the Fund’s securities, including certain risks not summarized below, see the Fund’s Registration Statement on Form N-2, previously filed with the SEC.
•Risks Related to CLO Investments. The Fund primarily invests in corporate CLOs, which are structured credit securities backed primarily by pools of corporate loans. CLOs involve multiple layers of risk, including exposure to the creditworthiness of the underlying corporate borrowers, potential defaults, and subordination within the CLO capital structure. The Fund’s focus on mezzanine debt and equity tranches increases its exposure to losses relative to investments in more senior CLO tranches. In addition, CLO investments involve complex documentation and accounting considerations, which increase the likelihood of accounting errors or restatement. The Fund may also invest in corporate loans directly, including through asset sales or in-kind distributions from CLOs, and such investments carry incremental risks beyond those associated with CLO debt tranche exposure, as they do not benefit from CLO structural protections such as credit enhancement and cash flow diversion tests. A direct investment in a corporate loan will generally incur principal losses in the event of a default by that loan's issuer.
•Credit and Default Risk. The underlying corporate loans in the Fund’s CLO investments may be issued by highly leveraged borrowers with a heightened risk of default, particularly in times of economic downturns, rising interest rates, or sector-specific distress. If the credit performance of these borrowers deteriorates, the value of the Fund’s CLO investments could decline significantly, leading to a material adverse impact on the Fund’s financial condition and ability to make distributions.
•Subordination Risk. The Fund’s investments in CLO equity and mezzanine debt securities are structurally subordinated to more senior CLO debt tranches, meaning that cash flows and recoveries are distributed to senior tranches before reaching subordinated investors. As a result, CLO equity and mezzanine debt securities are subject to an increased risk of loss, particularly in the event of defaults or underperformance in the underlying corporate loans. Additionally, at the time of issuance, CLO equity securities are typically under-collateralized, as the total face amount of CLO liabilities plus the issuance price of the CLO equity securities typically exceeds the value of the CLO’s assets, further increasing the risk of principal impairment on the CLO’s subordinated debt and equity securities.
•Liquidity and Market Volatility. CLO securities are often illiquid and trade in limited markets with relatively low transparency. Market volatility, particularly in stressed economic environments, could result in significant price fluctuations and valuation challenges. If the Fund needs to liquidate assets to meet obligations, it may be forced to sell holdings at depressed prices, potentially leading to realized losses.
•Structural and Managerial Risks of CLOs. The performance of CLO securities depends not only on the credit performance of the underlying loans but also on the decisions of the CLO collateral managers. These CLO collateral managers have significant discretion in selecting, trading, and managing underlying loans, which may not always align with the interests of CLO investors such as the Fund. Additionally, certain CLOs are not subject to regulatory oversight, which may limit investors’ rights in instances of mismanagement or conflicts of interest.
•Leverage and Financing Risks. The Fund employs leverage through reverse repurchase agreements, credit facilities, and other forms of borrowing, which can magnify potential losses. Further, the Fund is exposed to leverage indirectly through its investments, such as CLO equity securities which are structurally subordinate to the CLO debt tranches, which also magnify the Fund’s risk of loss. The CLO equity securities in which the Fund invests are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times. Additionally, the loan accumulation facilities (“LAFs”) in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing. Accordingly, the Fund’s investments in CLO equity and certain other credit investments will expose it to substantial indirect leverage, which magnifies the risk of significant or total loss. Market disruptions, margin calls, or increases in financing costs could force the Fund to sell assets at unfavorable prices, exacerbating losses. The use of leverage increases the Fund’s volatility and could lead to liquidity constraints.

•Interest Rate Risk. The Fund’s investments are sensitive to fluctuations in interest rates, which may impact the value of its CLO securities and cash flow distributions. While most CLO mezzanine debt investments have floating-rate coupons, mismatches between the timing and structure of interest rate resets in CLO liabilities and underlying corporate loans can reduce excess interest available for CLO equity and mezzanine debt tranches. Rising interest rates can also increase funding costs for corporate borrowers, heightening default risks and negatively affecting CLO collateral performance. Additionally, fixed-rate assets within CLOs may decline in value as interest rates rise, leading to potential mark-to-market losses for the Fund.
•Reinvestment and Prepayment Risk. CLO collateral managers reinvest cash flows from asset repayments and sales into substitute assets, but if these assets generate lower yields than the original investments, cash flows available to CLO mezzanine debt and equity tranches may decline. Additionally, prepayment rates on underlying loans are influenced by factors beyond the Fund’s control, such as changes in market conditions. CLO debt investors also face the risk that a majority of CLO equity holders may direct a call or refinancing, leading to early repayment of CLO debt securities at par, creating uncertainty around the expected investment duration and cash flows.
•Loan Accumulation Facility Risk. The Fund may invest in CLO warehouse facilities, otherwise known as “LAFs,” by contributing equity capital. LAFs are vehicles that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction, and LAF investors generally expect to invest in the equity tranche of the resulting CLO, assuming it is launched. Investments in LAFs carry risks similar to those applicable to CLO equity investments. LAFs are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO's pricing, which amplifies the Fund's risk of loss. If the assets accumulated by a LAF are not purchased by the planned CLO, or if the planned CLO is not issued, the LAF may be unwound and the accumulated assets liquidated. In such cases, the Fund may be responsible for holding or disposing of those assets, exposing it to credit and market risk, particularly if loan prices have declined materially, even if the underlying loans are still performing. There is also no assurance that the Fund will invest in the ultimate CLO transaction, and any decision not to do so may result in the Fund realizing losses from its LAF investment or forgoing a potentially attractive investment opportunity.
•Risks Associated with the Implementation of the Conversion. The Fund’s implementation of the Conversion involved significant changes across its operations, accounting, legal, compliance, and investment activities, each of which introduces material risks that could adversely affect the Fund’s business, financial condition, and ability to make distributions to its shareholders. These risks include increased operational burdens and counterparty limitations due to new regulatory requirements such as bank custody rules; unanticipated tax liabilities or structural inefficiencies arising from the Conversion or future changes in tax law or IRS guidance; disruptions, compliance issues, or cost increases from transitioning to investment company accounting and modifying internal systems and third-party arrangements; and additional legal and regulatory compliance challenges, including adapting to the requirements of the 1940 Act, new reporting obligations, and implementing its derivatives risk management program. The Fund’s failure to successfully manage any of these changes could materially adversely affect the Fund’s business, financial condition, results, and its operations, including, its NAV, tax status, and regulatory standing, and could expose it to SEC enforcement actions, reputational damage, or limitations on future capital raising
•Derivatives Risk. The Fund may use derivative instruments, including swaps, options, futures, and reverse repurchase agreements, which can be highly volatile and present risks different from or greater than those associated with other investments. These risks include counterparty risk, liquidity risk, leverage risk, and valuation complexities. Small investments in derivatives may exert disproportionate influence on the Fund’s performance, creating leveraged exposure that magnifies losses. In certain transactions, the Fund could lose its entire investment, while in others, potential losses could be theoretically unlimited. Additionally, there is no guarantee that the Fund’s use of derivatives for hedging or risk management will be effective, and in some cases, these strategies may fail to achieve their intended objectives or may even increase the Fund’s exposure to certain risks.
•Counterparty Risk. The Fund is exposed to the risk that counterparties to derivatives, including reverse repurchase agreements, or other financial instruments may fail to perform their contractual obligations. A counterparty’s default or financial deterioration could result in significant losses to the Fund, particularly in times of market stress when counterparty risk is heightened. Additionally, certain CLOs in which the Fund invests may rely on counterparties for liquidity and credit support, and any failure of these counterparties could negatively impact the Fund’s investments.
•Regulatory Risks. Changes in U.S. and international regulations, such as risk retention rules, Volcker Rule provisions, and tax withholding requirements, may affect the market for CLOs and the Fund’s ability to implement its investment strategy
•Risks Relating to the Fund’s RIC Status. The Fund intends to qualify and maintain its status as a regulated investment company (RIC) under Subchapter M of the Code. If the Fund qualifies as a RIC, it generally will not be subject to corporate-level U.S. federal income tax on its distributed income and capital gains. However, there is no assurance that the Fund will meet the income, asset diversification, and distribution requirements necessary to maintain its RIC status. Failure to qualify as a RIC would subject the Fund to corporate-level taxation, which could significantly reduce the Fund’s net returns and the cash available for distributions to shareholders and significantly impact its share price.
•Conflicts of Interest and Adviser Management Fee Risk. The Fund is externally managed by its Adviser, which is entitled to a base management fee and a performance fee based on the Fund’s income, creating potential conflicts of interest. The base management fee is calculated based on total equity capital, and the performance fee would be expected to increase with an increase in total equity capital, so the Adviser may have an incentive to recommend to the Board (which includes interested trustees) that the Fund issue additional equity securities. These offerings of equity securities may, among other things, dilute the common share holdings of the existing shareholders, and adversely affect the market price of the Fund’s common shares. The performance fee is calculated quarterly based on the Fund’s pre-performance fee net investment income, without considering realized or unrealized capital losses. As a result, the Adviser may have an incentive to take on higher-risk investments or use leverage to increase income, potentially leading to greater investment losses, particularly during periods of market volatility or economic downturns. The Fund’s performance fee structure does not include a high-water mark or cumulative loss carryforward mechanism, meaning the Adviser could receive performance-based compensation even if the Fund experiences net losses over time. Additionally, because the hurdle rate for performance fees does not adjust with prevailing interest rates, periods of rising interest rates may make it easier for the Adviser to earn a performance fee, even if shareholder returns do not improve correspondingly.
•Adviser’s Discretion and Limited Shareholder Oversight. The Adviser has broad discretion in managing the Fund’s portfolio, and the Board generally does not review the Fund’s acquisitions, dispositions or other investment decisions. As a result, the Adviser’s strategic allocation, use of leverage, or risk-taking decisions could negatively impact the Fund’s performance, liquidity, and ability to meet distribution requirements. Shareholders have limited ability to influence the Adviser’s decision-making and compensation arrangements.
•Key Personnel Dependency and Potential Adviser Termination. The Fund relies on key personnel of the Adviser for investment management and operational oversight. If the Adviser were to terminate its agreement or experience key personnel departures, the Fund may face challenges in implementing its investment strategy and could experience disruptions in portfolio management. Additionally, if the Fund terminates the Advisory Agreement, it may be difficult to secure a replacement adviser with comparable experience and expertise in managing CLO investments.
•Operational and Analytics Model Risks. The Fund relies on its investment adviser and external service providers for asset selection, risk management, and valuation processes. Inaccurate asset valuations, cybersecurity breaches, operational failures, or disruptions at third-party service providers could materially impact the Fund’s performance. The Fund also depends on analytical models, both proprietary and third-party, along with external data to evaluate investment opportunities, measure risk, and value portfolio holdings. These models may be based on historical data, assumptions, or market inputs that could be incorrect, misleading, or incomplete, leading to suboptimal investment decisions, asset mispricing, and failed hedging strategies. Simplified modeling assumptions, outdated or inconsistent data, and differences in predictive methodologies among market participants may further exacerbate valuation discrepancies. Additionally, models that rely on historical market conditions may prove unreliable during periods of extreme volatility or unprecedented financial events. Errors in model-based decision-making could cause the Fund to overpay for assets, sell investments at disadvantageous prices, or miss favorable opportunities, materially impacting its financial condition and results of operations. Further, the use of artificial intelligence and other machine learning tools by the Fund, the Adviser, and third-party service providers presents additional risks, including the potential for incorrect or biased outputs, misappropriation of confidential data, and increased cybersecurity vulnerabilities, any of which could adversely impact the Fund's operations and financial results.
•Fund Structure and Trading Risks. The Fund operates as a non-diversified, closed-end management investment company, meaning it may hold a concentrated portfolio and invest more heavily in certain CLOs or sectors, increasing exposure to specific risks. Additionally, shares of closed-end funds often trade at a discount to the NAV, and there is no guarantee that the Fund’s common shares will maintain market liquidity or dividend stability.
•Competitive Market Risk. The Fund operates in a highly competitive market, facing competition from other closed-end funds, hedge funds, private credit funds, structured credit funds, investment banks, and other institutional investors. Many of these competitors have greater financial resources, lower funding costs, and access to investment opportunities that may not be available to the Fund. Additionally, some competitors may have higher risk tolerances, allowing them to pay higher prices or pursue assets that the Fund cannot acquire due to regulatory, tax, or structural constraints. Increased competition for the Fund’s targeted assets may drive up prices, limiting its ability to acquire investments at attractive yields and potentially reducing returns for shareholders.
•Limited Operating History Risk. The Fund has a limited track record as an externally managed, non-diversified, closed-end management investment company, making it difficult to evaluate its long-term performance. The Fund is subject to the risks and uncertainties of a newly structured business, including the potential failure to achieve its investment objectives.
•Foreign Currency Risk. Although the Fund primarily invests in CLOs backed by U.S. assets, it may have exposure to non-U.S. CLO issuers or underlying assets denominated in foreign currencies. Fluctuations in exchange rates may adversely affect the value of these investments, and the Fund may be exposed to additional risks related to currency hedging costs, foreign tax treatment, and the enforceability of creditor rights in foreign jurisdictions.
•Risks Related to Market and Economic Conditions. The Fund’s performance is directly influenced by macroeconomic factors such as inflation, tariffs, credit market disruptions, and Federal Reserve policy changes. Economic downturns or periods of financial distress may result in widespread loan defaults, increased funding costs, and decreased investor confidence, all of which could negatively impact the Fund’s NAV and ability to generate income.
•Market Disruption Risks. The Fund’s business, financial condition, and results of operations may be adversely affected by periods of extreme market volatility, economic downturns, and disruptions in the credit markets. Factors such as inflation, tariffs, rising interest rates, Federal Reserve policy changes, geopolitical tensions, and liquidity shortages in the corporate credit markets could result in widened credit spreads, reduced market liquidity, and increased corporate loan defaults, all of which may negatively impact the value of the Fund’s investments. In times of market stress, the Fund may face higher funding costs, reduced access to capital, and greater difficulty in liquidating assets at favorable prices. The rapid development and adoption of artificial intelligence may also contribute to market dislocations, industry disruptions, and heightened uncertainty in credit markets, including by adversely affecting the businesses and financial condition of corporate borrowers underlying the Fund's CLO investments.
Investors should carefully review the full “Risk Factors” section of the Fund’s registration statement on Form N-2, as filed with the SEC for a more detailed discussion of these and other risks associated with an investment in the Fund. There is no guarantee that the Fund will achieve its investment objectives, and investors may lose all or a significant portion of their investment.
Price Range of Common Shares
Our common shares trade on the NYSE under the symbol “EARN.” The following table lists the high and low closing sale price for our common shares, the high and low closing sale price as a percentage of net asset value per share, and distributions declared per common share for each quarter since January 1, 2024.

		Closing Sales Price
Period	Net Asset Value(1)	High	Low	Premium (Discount) of High Sales Price to Net Asset Value(2)	Premium (Discount) of Low Sales Price to Net Asset Value(2)	Distributions Declared(3)
Fiscal year ended December 31, 2024(4)
First quarter	$7.21	$6.99	$5.55	(3.1)%	(23.0)%	$0.24
Second quarter	$6.91	$7.22	$6.55	4.5%	(5.2)%	$0.24
Third quarter	$6.85	$7.15	$6.52	4.4%	(4.8)%	$0.24
Fourth quarter	$6.53	$7.03	$6.33	7.7%	(3.1)%	$0.24
Fiscal year ended March 31, 2025(5)
First quarter	$6.08	$6.82	$5.41	12.2%	(11.0)%	$0.24
Fiscal year ended March 31, 2026(6)
First quarter	$6.12	$5.78	$4.54	(5.6)%	(25.8)%	$0.24
Second quarter	$5.99	$6.05	$5.45	1.0%	(9.0)%	$0.24
Third quarter	$5.19	$5.51	$5.02	6.2%	(3.3)%	$0.24
Fourth quarter	$4.09	$5.70	$4.34	39.4%	6.1%	$0.24
Fiscal year ended March 31, 2027(7)
First quarter (through May 27, 2026)	n/a(8)	$4.93	$4.50	n/a(8)	n/a(8)	$0.16
(1)Net asset value per share is determined as of the final day of the quarter and is based on outstanding common shares at the end of each period. As such, it does not reflect the net asset value per share on each of the dates of the high and low sales prices. For all periods prior to April 1, 2025, “net asset value” represents a book value per share, which is the available metric for such period that the Fund believes is most similar to net asset value per share.
(2)Calculated as of the respective high or low closing sales price divided by the Net Asset Value on the final day of the applicable quarter.
(3)Represents the distributions (including distributions, dividends reinvested, and returns of capital, if any) per common share declared in the specified quarter. Tax characteristics of such distributions varied.

(4)For the fiscal year ending December 31, 2024, as reported on the Fund’s 2024 1099-DIV, distributions made by the Fund consisted, in part, of a return of capital, as calculated on a per common share basis, of $0.7290 per common share.
(5)In connection with the Conversion, the Fund changed its fiscal year end from December 31 to March 31, resulting in a three-month shortened fiscal year from January 1, 2025 to March 31, 2025. For the fiscal year ended March 31, 2025, distributions of $0.24 per common share were declared, all of which consisted of a return of capital, as calculated on a per common share basis.
(6)For the fiscal year ended March 31, 2026, distributions of $0.96 per common share were declared, all of which consisted of a return of capital, as calculated on a per common share basis.
(7)During the period April 1, 2026 through May 27, 2026, distributions of $0.16 per common share were declared, a portion of which may consist, in part, of a return of capital, as calculated on a per common share basis.
(8)Net asset value is not available as of the date of the filing of this Form N-CSR.
Common shares of closed-end management investment companies may trade at a market price that is less than the Net Asset Value that is attributable to those common shares. The possibility that our common shares will trade at a discount to Net Asset Value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our Net Asset Value will decrease. It is not possible to predict whether our common shares will trade at, above or below Net Asset Value in the future. The midpoint of the range of the Fund’s estimated net asset value per share at April 30, 2026 was $4.29. The closing sales price for common shares on the NYSE on May 27, 2026 was $4.93, which represented a 14.9% premium to the midpoint of the range of our estimated net asset value per share as of April 30, 2026. As of May 27, 2026, we had 13 holders of record of our common shares.
If our common shares trade at a discount to net asset value per share, it will likely increase the risk of loss for purchasers of our securities. There can be no assurance that our common shares will not be trading at a discount to our net asset value per share at any time.
Dividend Reinvestment Plan
We operate the DRIP administered by Equiniti Trust Company LLC as plan agent (the “Plan Agent”). Under the DRIP, our cash dividends and/or distributions (together, the “Distributions”), net of any applicable U.S. withholding tax, are reinvested in additional shares of the same class of shares of ours as the Distributions related to.
Shareholders automatically participate in the DRIP unless they opt out by notifying the Plan Agent via telephone, in writing, or through the Plan Agent’s online portal. An opt-out election must be received by the Plan Agent before the record date of a Distribution for such election to be effective. Shareholders holding shares through a nominee (e.g., a broker) must contact their nominee to make such elections. Shareholders who opt out will receive Distributions in cash.
Under the DRIP, whenever we declares a Distribution, the Plan Agent will reinvest such Distributions in newly issued shares of ours at a price per share equal to 95% of the market price per share at the close of regular trading on the NYSE on the Distribution payment date (or, if no sale is reported that day, the average of the last bid and ask prices reported by the NYSE). While we plan to generally issue new shares for DRIP purposes, our Board reserves the right to authorize the purchase of shares in the open market in connection with the implementation of the DRIP.
The Plan Agent will maintain all shareholder accounts under the DRIP and furnish written confirmations of transactions. Shares held under the DRIP will be maintained in book-entry form under the Plan Agent’s name or nominee. The Plan Agent will forward all proxy materials and vote shares in accordance with participant instructions.
Participants may withdraw some or all of their shares from the DRIP or sell shares through the Plan Agent by submitting a request. Full withdrawals will be processed in whole shares, with any fractional shares settled in cash at market value, less any applicable fees. A transaction fee of $15.00 plus a per-share brokerage fee of $0.07, borne by the participant, applies to sales of shares conducted through the Plan Agent. Sales of shares through other brokers will be subject to different fees and charges.
Neither we nor the Plan Agent shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall we have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”
We reserve the right to amend or terminate the DRIP upon 60 days’ notice to shareholders. There is no direct service charge to participants with regard to purchases under the DRIP; however, we reserve the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to Equiniti at P.O. BOX 10027, Newark NJ 07101. Certain transactions can be effectuated by calling one of these toll free numbers: (800) 937-5449 or (718) 921-8124.
Additional Information
Management
Our Board oversees our management. Our Board currently consists of six members, four of whom are not “interested persons” within the meaning of such term in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent trustees.” Our Board elects our officers, who serve at the discretion of the Board. The responsibilities of each trustee will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.
Our trustees and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our trustees and is available without charge, upon request by calling (203) 409-3585, or on the Commission’s website at http://www.sec.gov.
Board of Trustees and Executive Officers
Information regarding the Board is as follows:
Independent Trustees

Name and Year of Birth	Positions(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
Robert B. Allardice, III 1946	Chairman of the Board	Has served on the Board since May 2013 and has served as Chairman since January 2021.	Private Investor	1
Director, member of the audit committee, and chairman of the finance, investment and risk management committee of The Hartford Financial Services Group, Inc. (NYSE: HIG), from September 2008 until June 2023.
Director of GasLog Partners LP (NYSE: GLOP) from October 2014 until January 2021.

Ronald I. Simon, Ph.D. 1938	Trustee	Has served on the Board since May 2013.	Private Investor	1
Director of Ellington Financial Inc. since 2007. Chairman of the Board of Directors and Chairman of the Audit Committee since January 2021.
Director of the successor company of SoftNet, Inc., American Independence Corp. (“AIC”), from 2002 until August 2016, when AIC was acquired by Independence Holdings Company (“IHC”).
Director of IHC from August 2016 until February 2022. Member of the Audit Committee of IHC from November 2017 until February 2022.

Name and Year of Birth	Positions(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
David J. Miller 1959	Trustee	Has served on the Board since May 2013.	Private Investor	1
Director of StoneMor Inc. (NYSE: STON), the public predecessor to Everstory Inc., and Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit Committee from July 2019 until November 2022.
Director and member of the Audit and Trust Investment Committees of Everstory Inc. since November 2022.
Director of J.G. Wentworth since January 2018. Chairman of the Board from January 2018 until January 2026. Chairman of the Audit Committee since January 2026.
Director and Chairman of the Risk and Control Committee of Prima Insurance from July 2018 until December 2025. Director and Chair of the Audit Committee of Figure Acquisition Corp. (NYSE: FACA) from February 2021 until December 2022.
Director of Lombard International Assurance from July 2015 until December 2024.

Mary McBride 1955	Trustee	Has served on the Board since March 2021.	President of CoBank, ACB from 2013 until 2016 Private Investor	1
Director of Intrepid Potash Inc., a diversified minerals company, since May 2020.
Director of EnXchange, an energy management technology company, since November 2025.
Director of CatchMark Timber Trust, Inc., a real estate company that invests in timberlands, from February 2018 until September 2022.

Interested Trustees

Name and Year of Birth	Positions(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
Laurence E. Penn 1962	Chief Executive Officer, President & Trustee	Has served on the Board since the Fund’s inception in September 2012.	Chief Executive Officer and President of the Fund (since October 2012) Vice Chairman of EMG (since 1995) Executive Vice President of the Adviser and member of EMG’s Investment and Risk Management Committee (since 1995) Chief Executive Officer and President of Ellington Financial Inc. (since August 2007)	2	Trustee of Ellington Income Opportunities Fund, a closed-end management investment company, since October 2018. Director of Ellington Financial Inc. since 2007.
Michael W. Vranos 1961	Trustee	Has served on the Board since the Fund’s inception in September 2012.	Private Investor and Financial Consultant	1	N/A

Information regarding our Executive Officers is as follows:

Name and Year of Birth	Position Held With the Fund	Term of Office	Principal Occupation(s) During the Past Five Years
Laurence E. Penn 1962	President, Chief Executive Officer	Indefinite Length—since October 2012
Chief Executive Officer and President of the Fund (since October 2012); Vice Chairman of EMG (since 1995); Executive Vice President of the Adviser and member of EMG’s Investment and Risk Management Committee (since 1995); Chief Executive Officer and President of Ellington Financial Inc. (since August 2007)

Michael W. Vranos 1961	Portfolio Manager	Indefinite Length—since October 2012	Co-Chief Investment Officer of the Fund (October 2012-March 2024); Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009); Founder and Chief Executive Officer of EMG (since December 1994)
Mark Tecotzky 1962	Executive Vice President	Indefinite Length—since October 2012	Co-Chief Investment Officer of the Fund (October 2012-March 2024); Vice Chairman—Head of Credit Strategies of EMG (since July 2023); Head portfolio manager for MBS/ABS credit at EMG (since July 2006); Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009)
Gregory Borenstein 1985	Portfolio Manager	Indefinite Length—since April 2024	Managing Director, Head of Corporate Structured Credit at EMG (since July 2023); Head of Corporate Structured Credit (November 2021-October 2023); Portfolio Manager (November 2012-November 2021)
Christopher Smernoff 1976	Chief Financial Officer	Indefinite Length—since April 2018	Chief Financial Officer of the Fund (since April 2018); Chief Accounting Officer of Ellington Financial Inc. (since April 2018)
JR Herlihy 1981	Chief Operating Officer, Treasurer	Indefinite Length—since April 2018 and May 2017, respectively	Chief Operating Officer of the Fund (since April 2018); Treasurer of the Fund (Since May 2017); Chief Financial Officer of Ellington Financial Inc. (since April 2018); Treasurer of Ellington Financial Inc. (Since May 2017)
Daniel Margolis 1973	General Counsel	Indefinite Length—since October 2012	General Counsel of the Fund (since April 2013); General Counsel of Ellington Financial Inc. (since August 2013)
Biographical Information and Discussion of Experience and Qualifications
Trustees
The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this prospectus, that each trustee should serve as a trustee of the Fund.
Independent Trustees
Robert B. Allardice, III. Mr. Allardice has served as a member of the Fund’s Board since May 2013 and was appointed as Chairman of the Board in January 2021. Mr. Allardice is also a director, member of the audit committee, and chairman of the finance, investment and risk management committee of The Hartford Financial Services Group, Inc. (NYSE: HIG), where he has served since September 2008. Mr. Allardice served as a director of GasLog Partners LP (NYSE: GLOP) from October 2014 to January 2021. Mr. Allardice retired in 1999 from his position as regional chief executive officer of Deutsche Bank Americas Holding Corporation, North and South America, or “DBAHC.” Prior to joining Deutsche Bank, Mr. Allardice was a consultant to Smith Barney. Prior to consulting to Smith Barney, Mr. Allardice spent nearly 20 years in positions of increasing responsibility at Morgan Stanley & Co., Inc. He founded the company’s Merger Arbitrage Department and later became Chief Operating Officer of the Equity Department. Mr. Allardice has served as a board member of Bankers Trust Company, Carlyle Capital Corporation Ltd., DBAHC and Worldwide Excellerated Leasing Limited. Mr. Allardice earned a B.A., cum laude, from Yale University and an MBA from Harvard University, where he graduated as a George F. Baker Scholar.
Ronald I. Simon, Ph.D. Dr. Simon is a private investor. Dr. Simon has served as a member of the Board since May 2013, and is Chairman of the Governance Committee. Dr. Simon has also served as a member of the Board of Directors of EFC since 2007 and was appointed as Chairman of the Board of Directors and Chairman of the Audit Committee of EFC in January 2021. Dr. Simon was a director of WFS Financial, Inc., a publicly-traded financial services company specializing in automobile finance, from March 2003 through February 2006, when WFS Financial was acquired by Wachovia Corp. From 1995 through

2002, Dr. Simon was a director of SoftNet Systems, Inc. (“SoftNet”), during 2001, he served as Acting Chairman, Chief Executive Officer, and Chief Financial Officer for SoftNet, Inc. From 2002 through August 2016 he was a director of its successor company, American Independence Corp. (“AIC”), a holding company engaged principally in the health insurance and reinsurance business. AIC was acquired by Independence Holdings Company (“IHC”), a holding company principally engaged in the disability, health insurance and pet insurance business, in August 2016, and he served as a director of IHC from August 2016 to February 2022, and as a member of the Audit Committee from November 2017 to February 2022. Dr. Simon earned a B.A. from Harvard University, an M.A. from Columbia University, and a Ph.D. from Columbia University Graduate School of Business.
David J. Miller. Mr. Miller is currently a private investor and has served as a member of the Board since May 2013. Mr. Miller previously served as a member of the board of Figure Acquisition Corp. (NYSE: FACA), and StoneMor Inc. (NYSE: STON). At FACA he served as the Chair of the Audit Committee from February 2021 until December 2022. At STON he served as the Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit Committee from July 2019 to November 2022. He continues to serve on the private company board of StoneMor Inc., as well as several other private company boards including Lombard International Assurance; J.G. Wentworth; and Prima Insurance. Mr. Miller previously served as the Chief Executive Officer of JGWPT Holdings, LLC, or its predecessor J.G. Wentworth, LLC from January 2009 until July 2014. Prior to joining J.G. Wentworth, LLC, in January 2009, Mr. Miller held various positions including: Executive Vice-President responsible for Ace Group’s International Accident and Health Insurance Business, President and Chief Executive Officer of Kemper Auto and Home Insurance, and Chief Operating Officer of Providian Direct Insurance. Mr. Miller began his insurance career with Progressive Insurance where he held various positions over his seven-year career there. Mr. Miller has a BSEE in electrical engineering from Duke University and an MBA in Finance from The Wharton School of the University of Pennsylvania. In November 2021 Mr. Miller was elected to serve a four-year term on the board of supervisors of Tredyffrin Township. He was previously a member of the New York Stock Exchange.
Mary McBride. Ms. McBride has served as a member of the Board since March 2021. Ms. McBride was President of CoBank, ACB (“CoBank”), a cooperative bank and member of the Farm Credit System serving vital industries across rural America, from 2013 to 2016. Ms. McBride joined CoBank in 1993 and served as Vice President, Loan Policy & Syndications; Senior Vice President and Manager, Corporate Finance Division; Senior Vice President and Manager, Operations Division; Executive Vice President, Communications and Energy Banking Group; and Chief Operating Officer before being appointed Chief Banking Officer in 2010. Ms. McBride has served as a director of Intrepid Potash Inc., a diversified minerals company, since May 2020 and served as a director of CatchMark Timber Trust, Inc., a real estate company that invests in timberlands, from February 2018 until September 2022. Before joining CoBank, Ms. McBride was Senior Vice President and Manager, Commercial Lending at First Interstate Bank of Denver, N.A., and prior to that served as Assistant Vice President, Energy & Utilities at First National Bank of Boston. Ms. McBride served on the Biomass Technical Advisory and Research Committee of the U.S. Departments of Energy and Agriculture from 2006 to 2012. She also previously served as Chair of Mile High United Way. Ms. McBride received a Bachelor of Arts in Political Science from Wellesley College, a Master of Science in European Studies from the London School of Economics and a Master of Science in Applied Economics and International Management and Finance from the Sloan School of Management at the Massachusetts Institute of Technology.
Interested Trustees
Laurence Penn. Mr. Penn is a Founding Partner, Vice Chairman and the Chief Operating Officer of Ellington, where he helps oversee many functions of the firm. In Ellington’s earlier years, Mr. Penn was the senior portfolio manager primarily responsible for investments in Agency RMBS. Mr. Penn currently serves on the Fund’s Disclosure Committee and its Pricing Committee; additionally, Mr. Penn also serves on the following committees at Ellington: Executive, Investment and Risk Management, Valuation, Compliance, Counterparty Review, Technology and Environmental, Social and Governance. Prior to joining Ellington in 1995 shortly after its inception, Mr. Penn was at Lehman Brothers, where he was a Managing Director and co-head of CMO origination and trading, and where he specialized in the trading of CMO derivatives. Prior to trading CMOs and CMO derivatives, Mr. Penn was in charge of Lehman Brothers’ structured transaction modeling group from 1987 to 1990, where he was responsible for the structuring, modeling and computer system design for MBS and ABS, and where he was the co-creator (with Jonathan Amsterdam) of “BondTalk”, the first high-level programming language specifically designed to model Collateralized Mortgage Obligations. Mr. Penn began his career at Lehman Brothers in 1984, after receiving a Master of Advanced Study in Mathematics from Cambridge University, where he studied as both a National Science Foundation Fellow and Winston Churchill Scholar. Mr. Penn graduated summa cum laude, Phi Beta Kappa with a B.A. in Mathematics from Harvard University. Mr. Penn was one of five winners nationwide in the 1980 Putnam collegiate mathematics problem-solving competition, and represented the United States in the 21st International Mathematics Olympiad held in London, England.
Michael Vranos. Mr. Vranos is the Founder and Chief Executive Officer of the Adviser. He oversees the Adviser’s investment activities, including those of the Fund. Mr. Vranos holds ultimate responsibility for portfolio construction, including strategy-level allocation and risk targets, and holds a prominent role in the implementation of credit and interest rate hedging strategies across the Adviser’s constituent funds. He interacts on a regular basis with members of senior management of the Adviser, including Mr. Borenstein, to discuss both high-level and trade-specific portfolio management and strategy. Mr. Vranos founded Ellington in December of 1994 to capitalize on distressed conditions in the MBS derivatives market. Mr. Vranos currently sits on the following committees at Ellington: Executive, Investment and Risk Management, Portfolio Management, Risk Review and European Asset Risk Subcommittee. Prior to founding Ellington in December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. With Mr. Vranos as head trader and senior manager, Kidder Peabody’s MBS department became a leader on Wall Street in CMO underwriting for each of the three years between 1991 and 1993. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University. Mr. Vranos also devotes much of his time, energy, and resources to philanthropic causes, donating to worthy child advocacy, homeless relief, education, and medical research organizations across the country. A longtime director of Help for Children and recipient of the organization’s 2007 Lifetime Award for Caring, he supports the group’s mission to prevent child abuse and provide assistance for families in need. Mr. Vranos recently established a research fellowship to sponsor the ongoing work of the Harvard Stem Cell Institute.
Compensation of Trustees
The table below describes the compensation earned by our trustees during the year ended March 31, 2026. Any member of our Board who is also an employee of our Adviser, EMG, or their respective affiliates does not receive additional compensation for serving on our Board.

Name	Fees Earned or Paid in Cash	Restricted Common Share Awards (2)	All Other Compensation	Total Compensation
Robert B. Allardice, III	$125,000	$—	$—	$125,000
Ronald I. Simon, Ph.D.	92,500	—	—	92,500
David J. Miller	85,000	—	—	85,000
Mary McBride	85,000	—	—	85,000
Laurence E. Penn	—	—	—	—
Michael W. Vranos	—	—	—	—
(1)Represents compensation expense incurred for the year ended March 31, 2026. In connection with the Conversion, the Fund changed its fiscal year to end on March 31, and, as a result, had a stub fiscal period from January 1, 2025 to March 31, 2025. During that period, the Independent Trustees earned a total compensation (consisting of the fees earned or paid in cash, and all other compensation): Robert B. Allardice III—$27,963, David J. Miller—$19,838, Ronald I. Simon, Ph.D.—$19,838, and Mary McBride —$17,963. None of the Independent Trustees were granted any stock awards or option awards during the three-month period ended March 31, 2025.
(2)In accordance with the restrictions in the 1940 Act, we no longer grant restricted common share awards or any other equity compensation to any trustee, officer, or other employee and terminated our previously existing 2023 Equity Incentive Plan with the Conversion.
Compensation of Chief Executive Officer and Other Executive Officers
We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Mr. Penn, our Chief Executive Officer, Mr. Vranos, a Portfolio Manager, and Mr. Tecotzky, our Executive Vice President, through their ownership interest in EMG, the ultimate parent of the Adviser, are entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Advisory Agreement. Messrs. Penn, Vranos and Tecotzky do not receive any additional compensation from the Adviser in connection with the management of our portfolio.
The compensation of Mr. Smernoff, our Chief Financial Officer, and Mr. Herlihy, our Chief Operating Officer and Treasurer, is paid by the Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to us.
Ms. Suzanne Hammer, our Chief Compliance Officer, is a director of Vigilant Compliance, LLC (“Vigilant”) and performs her functions as our Chief Compliance Officer under the terms of an agreement between us and Vigilant.
Board Approval of the Advisory Agreement
On August 13, 2024, the Board, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees” and, those trustees who are “interested persons,” the “Interested Trustees”), approved the Advisory Agreement, subject to shareholder approval, which was obtained a special meeting of shareholders held on January 17, 2025 (the “Special Meeting”). At the Special Meeting, our shareholders voted in favor of the Advisory Agreement and related matters enabling us to complete the Conversion. The Advisory Agreement was executed on the date of the Conversion. The Board weighed a number of factors in reaching its decision to approve the Advisory Agreement, including (1) the nature, extent, and quality of services to be provided by the Adviser; (2) the fees payable and expenses reimbursable to the Adviser under the terms of the Advisory Agreement; (3) the Adviser’s projected profitability in advising us and the estimated cost of services to be provided; (4) the extent to which economies of scale would be realized as we grows; and (5) any ancillary or “fall-out” benefits received by the Adviser or its affiliates as a result of its relationship with us. In approving the Advisory Agreement, the Board also considered the investment history and experience of the Adviser and EMG. A more fulsome discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s definitive proxy statement on Schedule 14A for the Special Meeting, filed with the SEC on December 19, 2024.
Administration Agreement
Ellington Credit Company Administration LLC, a Delaware limited liability company, serves as our administrator (the "Administrator"). Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator's overhead in performing its obligations under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation of our Chief Financial Officer, Chief Operating Officer, and their respective support staff. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. The Administration Agreement has an initial term of two years, after which it will remain in effect on an annual basis if approved by the Board, including by a majority of the Independent Trustees. The Administration Agreement was most recently approved by the Board on March 19, 2025.
Submission of Matters to a Vote of Shareholders
The Fund held its 2025 Annual Meeting of Shareholders (the ‘‘Meeting’’) on May 29, 2025 and submitted two matters to the vote of the shareholders. At the Meeting, shareholders elected nominees for trustee, to serve for one-year terms to expire at the 2026 Annual Meeting of Shareholders (the “2026 Meeting”) and voted to ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent registered public accounting firm for the year ending March 31, 2026 based on the following votes:
Election of Trustees

	For	Withheld	Broker Non-Votes
Robert B. Allardice, III	10,799,227	487,895	13,497,694
Mary McBride	10,892,589	394,533	13,497,694
David J. Miller	10,889,512	397,610	13,497,694
Laurence E. Penn	10,822,644	464,478	13,497,694
Ronald I. Simon, Ph.D.	9,910,227	1,376,895	13,497,694
Michael W. Vranos	10,759,251	527,871	13,497,694
Ratification of PwC

For	Against	Abstentions	Broker Non-Votes
24,284,055	309,951	190,810	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.
We expect to hold our 2026 Annual Meeting on June 25, 2026. We filed a definitive proxy statement on Schedule 14A relating to the 2026 Meeting with the SEC on May 4, 2026. A copy of the definitive proxy statement relating to the 2026 Meeting is available (1) without charge, upon request, by calling (203) 409-3585; and (2) on the SEC's website (www.sec.gov).
Proxy Information
We have delegated our proxy voting responsibility to our Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling (203) 409-3585; and (2) in our registration statement on Form N-2 filed with the SEC on April 1, 2025, as may be amended, restated, supplemented, or otherwise modified from time to time and which can be found on the SEC's website (www.sec.gov).
Information regarding how we voted any proxies relating to portfolio securities for the 12-month period ending June 30, 2025 is available: (1) without charge, upon request, by calling (203) 409-3585; and (2) in our Form N-PX filing, which can be found on the SEC's website (www.sec.gov). Information regarding how we voted any proxies relating to portfolio securities for the 12-month period ending June 30, 2026 will be available on or before August 31, 2026: (1) without charge, upon request, by calling (203) 409-3585; and (2) in our Form N-PX filing, which can be found on the SEC's website (www.sec.gov). We also make this information available on our website at www.ellingtoncredit.com.
Changes Occurring During the Reporting Period
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased our securities.
During the applicable period, except as noted below, there have been: (i) no material changes to our investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no changes to the persons primarily responsible for our day-to-day management; and (iii) no changes to our charter or by-laws that would delay or prevent a change of control.
Privacy Notice
We are committed to protecting your privacy. This privacy notice explains the privacy policies of Ellington Credit Company and its affiliated companies. The terms of this notice apply to both current and former shareholders.
We will safeguard, according to strict standards of security and confidentiality, all non-public personal information we receive about you. We have implemented policies and procedures designed to protect this information in compliance with Regulation S-P as promulgated by the Securities and Exchange Commission and any other applicable laws, rules and regulations.
When you purchase shares of the our common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number or tax identification number, account balances, account transactions, transaction history, wire transfer instructions, and checking account information. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.
We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semi-annual reports, proxy statements and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.
We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.
We maintain a written incident response program reasonably designed to detect, respond to, and recover from unauthorized access to or use of customer information. In the event of a security incident that has resulted, or is reasonably likely to result, in unauthorized access to or use of sensitive customer information that creates a reasonable risk of substantial harm or inconvenience, we will notify affected customers as soon as practicable, and in no event later than 30 days after becoming aware of the incident.
If you have any questions or concerns about the privacy of your personal information, please contact us at 203-409-3585.

Risk Factors
Investors should carefully consider the risk factors described below before deciding on whether to make an investment in securities of the Fund. If any of the following risks actually materialize, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Net Asset Value and/or market price of the Fund’s common shares and other securities could decline substantially, in which case investors could lose all or part of their investment in the Fund. Investors should also be aware that during times of increased uncertainty, volatility and distress in economies, financial markets, and labor and health conditions, the risks to which the Fund is subject may also increase significantly compared to normal conditions. Finally, the risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not presently known to it, or not presently deemed material by it, may also impair its operations and performance, as well as the Net Asset Value and/or the market price of the Fund’s common shares.
Principal Risks of the Fund
The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.
Investments in corporate CLO securities involve certain risks. Corporate CLOs are securitizations that are typically backed by a pool of corporate loans or similar corporate credit-related assets that serve as collateral. The assets underlying the Fund’s CLO investments generally consist of lower-rated first-lien corporate loans, although certain CLO structures may also allow for limited exposure to other asset classes including unsecured loans, second-lien loans, or corporate bonds. To the extent that the assets underlying the Fund’s CLO investments are rated for creditworthiness by any nationally recognized statistical ratings organizations, they generally carry lower credit ratings, and certain assets may not be rated by any nationally recognized statistical ratings organization. As a result, the assets underlying the Fund’s CLO investments are considered to bear significant credit risks. Corporate issuers of lower-rated debt securities may be highly leveraged and may not have access to more traditional methods of financing. During economic downturns or sustained periods of rising interest rates, issuers of lower-rated debt securities may be likely to experience financial stress, especially if such issuers are highly leveraged, and in such periods the market for lower-rated debt securities could be severely disrupted, adversely affecting the value of such securities.
The risk of loss for lower-rated debt securities is also magnified to the extent that such securities are unsecured or subordinated to more senior creditors. Lower-rated debt securities generally have limited liquidity and limited secondary market support. These risks are further exacerbated in the case of second-lien loans, as they are subordinated to first-lien loans and have weaker recovery prospects in the event of borrower distress or default. Further, ratings downgrades on the Fund’s CLO debt investments may result in its investments being viewed as riskier than they were previously thought to be. This perception of increased riskiness resulting from a downgrade can result in adverse impacts to the market value and liquidity of the Fund’s CLO debt investments, as well as reduce the availability or increase the cost of financing for the Fund’s CLO debt investments.
The CLOs in which the Fund invests, may acquire loans to smaller companies (“middle-market loans”), which may carry more inherent risks than loans to larger, publicly traded entities. Compared to larger companies, these middle-market companies tend to have more limited access to capital, weaker financial positions, narrower product lines, and tend to be more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. As a result, the securities issued by CLOs that hold significant investments in middle-market loans are generally considered riskier than securities issued by CLOs that primarily invest in broadly syndicated loans.
The corporate loans that underlie the Fund’s CLO investments may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructurings that may result in significant delays in repayment, a significant reduction in the interest rate, and/or a significant write-down of the principal of the loan. A wide range of factors could adversely affect the ability of an underlying corporate borrower to make interest or other payments on its loan. The corporate issuers of the loans or securities underlying the Fund’s CLO investments may be highly leveraged and may be subject to an increased risk of default depending on certain micro- or macro-economic conditions, such as economic recessions, heightened interest rates and/or inflation, tariffs, and other conditions. The risk of economic recession and declining creditworthiness of corporate borrowers would be amplified by rising corporate default rates, tightening credit conditions, and potential credit downgrades in leveraged loan markets. Accordingly, the subordinated and lower-rated (or unrated) CLO securities in which the Fund invests may experience significant price and performance volatility relative to more senior or higher-rated CLO securities, and they are subject to greater risk of loss than more senior or higher-rated CLO securities which, if realized, could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Such defaults and losses, especially those in excess of the market’s or the Fund’s expectations, would have a negative impact on the value of the Fund’s CLO investments, and reduce the cash flows that the Fund receives from its CLO investments, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

In addition, if a CLO in which the Fund invests experiences an event of default as a result of the CLO’s failure to make a payment when due, the erosion of the CLO’s underlying collateral, or other reasons, the CLO would be subject to the possibility of liquidation. In such cases, the risks are heightened that the collateral underlying the CLO may not be able to be readily liquidated, or that when liquidated, the resulting proceeds would be insufficient to redeem in full the CLO mezzanine debt and equity tranches that are the focus of the Fund’s investment strategy. CLO equity tranches often suffer a loss of all of their value in these circumstances, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders. Furthermore, following an event of default by a CLO, the holders of CLO mezzanine debt and equity tranches typically have limited rights regarding decisions made with respect to the underlying collateral, with the result that such decisions might favor the more senior tranches of the CLO.
In the event of a bankruptcy or insolvency of an issuer of a loan or of an underlying asset held by a CLO in which the Fund invests, a court or other governmental entity may determine that the related claims held by such CLO are not valid or are subject to significant modification. In addition, any payments previously received by such CLO could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.
Further, “covenant-lite” loans may comprise a significant portion of the underlying collateral of the CLOs in which the Fund invests. Generally, covenant-lite loans provide the obligor with more freedom to take actions that could negatively impact their lenders because the obligor’s covenants are incurrence-based and not maintenance-based, which means that they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. At times, covenant-lite loans have represented a significant majority of the syndicated corporate loan market. To the extent that the corporate CLO securities in which the Fund invests hold covenant-lite loans, the Fund may have a greater risk of loss on such investments as compared to investments in CLOs holding loans with more robust covenants.
The CLOs in which the Fund invests may also acquire interests in corporate loans indirectly, by way of participations. In a participation, the underlying debt obligation remains with the institution that has sold the participation, which typically results in a contractual relationship only with such selling institution, and not with the corporate obligor directly. As a result, the holder of a participation assumes the credit risk of both the obligor and the selling institution and may only have limited rights to influence any decisions made by the selling institution in connection with the underlying debt obligation.
The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.
The corporate borrowers of the underlying assets in a CLO are typically highly leveraged, and there may be few or no restrictions on the amount of indebtedness such borrowers can incur. Substantial indebtedness adds additional risk with respect to a borrower and could (i) limit its ability to borrow money or otherwise access funds for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from executing on favorable business activities or from financing future operations or other capital needs. In some cases, proceeds of indebtedness incurred by a borrower could be paid as a dividend to its equity holders rather than retained by the borrowers for its working capital or to pursue favorable opportunities. Highly leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy, or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
If an underlying borrower is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness, it may be forced to take other actions to satisfy its obligations under its indebtedness. These alternative actions may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the related underlying asset held by the CLO, and thus the CLO security held by the Fund. Furthermore, if the borrower is unable to meet its scheduled debt service obligations even after taking these actions, the borrower may be forced into liquidation, dissolution or insolvency, and the value of the related underlying asset held by the CLO, and thus the CLO security held by the Fund, could decline significantly or even be rendered worthless. Reductions in the value of the Fund’s CLO investments may negatively impact the Fund’s financial condition and cash flows, and could impair the Fund’s ability to make distributions to its shareholders.
The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.
Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from it were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the Fund’s ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with the Fund, and the actions taken may not be in the Fund’s best interests. Furthermore, in recent years, “priming” transactions in the distressed debt sector have become more common. These “priming” arrangements are transactions where a group of debtholders can move collateral away from existing lenders so that it can serve as the primary source of secured assets for new money and/or restructuring existing debt. If the Fund were to hold distressed debt, either directly or indirectly through its CLO investments, that became “primed” by another group of lenders, it could lose all or a significant part of such investment, which could negatively impact the Fund’s financial condition and its ability to make distributions to its shareholders.
If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the value of the Fund’s investment.
There is a risk that a loan agent may become bankrupt or insolvent. If the loan agent becomes bankrupt or insolvent, holders of the related loan may be delayed and possibly impaired in their ability to access the collateral linked to the related indebtedness. They may also be limited in their ability to direct the agent to take actions against the related obligor. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect its investment.
The Fund’s investments in corporate CLOs involve certain structural risks.
Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their relative seniority and degree of risk. If the relevant collateral defaults or otherwise underperforms, payments to the more senior tranches of such securitizations take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s corporate CLO investment strategy. CLOs present risks similar to those of other types of credit investments, including credit, interest rate and prepayment risks. See “—The Fund invests in corporate CLOs, which exposes it to risks associated with corporate loans.”
Even though the Fund expects that most of its CLO mezzanine debt investments will have floating rate coupons, these and other of the Fund’s CLO investments are still exposed to interest rate risk. There can be significant mismatches between the timing and frequency of coupon resets on the floating rate CLO debt tranches and the underlying floating rate assets, and furthermore some of the underlying assets may bear fixed coupon rates. When interest rates are low but increasing, variations between interest rate floors on the CLO debt tranches and the underlying corporate loans can reduce the amount of excess interest available for payment to the CLO debt and equity tranches. This reduction in excess interest could adversely impact the Fund’s CLO equity cashflows and valuations, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
CLOs have at times experienced negative credit events in their constituent loans, credit rating downgrades of constituent loans and issued debt tranches, and failures of certain deal metrics. The failure by a CLO in which the Fund invests to satisfy certain tests, including with respect to adequate collateralization and/or interest coverage, would generally lead to a reduction in the payments made to holders of its mezzanine debt and equity tranches.
The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.
As discussed under “—The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests,” CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. This may reduce a CLO collateral manager’s incentives to prioritize the interests of CLO investors, including the Fund, increase the risk of default as a result of less stringent credit or underwriting standards with respect to the underlying portfolios, and limit investor confidence in the CLOs.

The Fund’s investments in the primary corporate CLO market involve certain additional risks.
Between the pricing date and the closing date of a corporate CLO, the collateral manager generally purchases additional assets for the CLO. During this period, the price and availability of these assets may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of assets that will satisfy specified concentration limitations and allow the CLO to reach the target initial principal amount of collateral prior to the effective date. An inability or delay in reaching the target initial principal amount of collateral may adversely affect the timing and amount of payments received by the holders of CLO mezzanine debt securities and equity securities and could result in early redemptions which could cause significant principal losses on the CLO mezzanine debt and equity securities, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund and its investments are subject to prepayment and reinvestment risk.
As part of the ordinary management of its portfolio, a CLO will typically generate cash flow from asset repayments and sales that is reinvested into substitute assets, subject to compliance with its investment tests and certain other conditions. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired, the excess interest-related cash flow available for distribution to the CLO equity tranches would decline. In addition, prepayment rates of the assets underlying a CLO are driven by a number of factors, including changing interest rates and other factors that are beyond the Fund’s control. Furthermore, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. Such early repayment of CLO debt investments could affect the Fund’s ability to earn anticipated returns, and could impact the Fund’s cash flows available to make distributions to its shareholders. This and other factors can cause considerable uncertainty in the average lives of the CLO tranches in which the Fund invests.
The Fund’s portfolio of corporate CLO investments may lack diversification, which may subject the Fund to a risk of significant loss if one or more of these corporate CLOs experience a high level of defaults on collateral.
The Fund operates as a non-diversified investment company under the 1940 Act. Therefore, other than the limitations imposed by the 1940 Act, the Fund does not have any limitations on the ability to invest in any one CLO, and its investments may be concentrated in relatively few CLOs, CLOs that have similar risk profiles (including by being concentrated in a limited number of industries), CLOs where there is an overlap of underlying corporate issuers, or CLOs that are managed by the same collateral manager. The overlap of underlying corporate issuers is often more prevalent across CLOs of the same year of origination, as well as across CLOs managed by the same asset manager or collateral manager.
To the extent that the Fund’s CLO investments are more concentrated, the Fund is susceptible to a greater risk of loss if one or more of the CLOs in which the Fund is invested performs poorly, or in the event a CLO collateral manager were to fail, experience the loss of key employees or sell its business. To the extent the Fund invests in CLOs that have a high level of overlap of underlying corporate obligors, there is a greater likelihood of experiencing multiple defaults in the Fund’s CLO portfolio. In general, to the extent that the Fund’s CLO portfolio is less diversified, the Fund may have a greater likelihood of experiencing large overall losses, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Failure by a CLO to satisfy certain tests, including as a result of loan defaults and/or negative loan ratings migration, may place pressure on the performance of the Fund’s investments in such CLO.
The failure by a CLO in which the Fund invests to satisfy certain tests, including with respect to adequate collateralization and/or interest coverage, would generally lead to a reduction in the payments made to holders of the Fund’s mezzanine debt and equity tranches. In a typical corporate CLO, nonperforming assets, or performing assets rated “CCC+” or lower (or their equivalent) in excess of applicable limits, typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, if an asset were to default, or an asset’s credit rating were to decrease to a lower credit rating level, also known as “negative rating migration,” it could cause a CLO to move out of compliance with some or all of its overcollateralization tests. CLOs are also generally subject to interest coverage tests, under each of which the interest income generated by the underlying assets is compared to the interest owed to a given CLO tranche and all tranches more senior to it. To the extent that any overcollateralization tests or interest coverage tests are breached, cash flows could be diverted away from the CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
CLO investments involve complex documentation and complex accounting considerations.
CLOs are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over the interpretation or enforceability of the documentation may be higher relative to other types of investments. Further, the complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The accounting calculations related to the Fund’s CLO investments are complex in numerous ways. For instance, under GAAP, the Fund calculates its net investment income—which is used to determine the performance fee payable to the Adviser—based on effective yield calculations. These calculations involve significant judgment in projecting expected cash flows. If an investment underperforms expectations, the Fund may accrue more interest income than it ultimately realizes on such investment and pay the Adviser a higher performance fee than it otherwise would have if different projections had been used.
The risks associated with the accounting complexities include inaccurate financial reporting, such as incorrect accruals, reserves and estimates, or the misapplication of accounting standards. These issues could lead to the miscalculation of fees, potentially in favor of the Adviser, and could necessitate a financial restatement. Financial restatements are often costly and time-consuming, and they may lead to regulatory scrutiny, legal proceedings, or shareholder litigation. In addition, a restatement could result in a loss of investor confidence, which would negatively impact the Fund’s reputation in the marketplace and impair its ability to raise capital on favorable terms in the future. A financial restatement could also trigger a significant decline in the price of the Fund’s common shares, eroding shareholder value and potentially exacerbating financial and reputational damage. These events could materially adversely affect the Fund’s business, financial condition and results of operations, as well as its ability to make distributions to its shareholders.
The Fund is dependent on the collateral managers of the corporate CLOs in which the Fund invests, and those corporate CLOs are generally not registered under the 1940 Act.
The Fund invests in CLO securities issued by CLOs that are managed by collateral managers unaffiliated with the Fund, and the Fund is dependent on the skill and expertise of such managers. While the actions of the CLO collateral managers may significantly affect the return on the Fund’s investments, the Fund typically does not have any direct contractual relationship with these collateral managers.
While the Fund also relies on these collateral managers to act in the best interests of the CLOs in which the Fund invests, there can be no assurance that such collateral managers will do so. Moreover, such collateral managers are subject to fiduciary duties owed to other classes of notes besides those in which the Fund invests, and they may have other incentives to manage the CLO portfolios in a manner that disadvantages the particular classes of notes in which the Fund is invested. Furthermore, since the CLO issuer often provides an indemnity to its collateral manager, the CLO tranches the Fund holds may ultimately bear the burden of any legal claims brought against the collateral manager.
In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.
The Fund may only have limited information regarding the underlying assets held by the CLOs in which it invests, and collateral managers may not identify or report issues relating to the underlying assets on a timely basis (or at all) to enable the Fund to take appropriate measures to manage the Fund’s risks. Furthermore, much of the information furnished to the Fund as an investor in a corporate CLO is neither audited nor reviewed, nor is an opinion expressed, by an independent public accountant. Finally, the Fund is not required to disclose to its shareholders any trustee reports or any other information received concerning any of its CLO investments. Thus, the Fund’s shareholders will have limited information on the assets held by, and the performance of, the CLOs in which the Fund invests.
Collateral managers are subject to removal or replacement by other holders of CLO securities without the Fund’s consent and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. The removal, replacement, resignation, or assignment of any particular CLO collateral manager’s role could adversely affect the returns on the CLO securities in which the Fund invests, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund’s CLO investments often have limited liquidity.
The Fund expects to focus its CLO investment activity in mezzanine debt and equity tranches, which have less liquidity than many other securities, including as a result of lower or no trading volume, transfer restrictions, and their bespoke nature. This illiquidity results in price volatility and can make it more difficult to value or sell these securities if the need arises, which could require the Fund to realize a greater loss if the Fund is ever required to liquidate such assets, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The CLOs in which the Fund invests incur significant operating expenses.
The CLOs in which the Fund invests incur significant operating fees and expenses, including but not limited to collateral management fees, administrative expenses, and other operating expenses, which are all indirectly borne by CLO investors. CLO collateral management base fees, which typically range from 0.30% to 0.50% of a CLO’s total assets, are charged on the CLO’s total assets and are usually paid from residual cash flows after interest payments to senior debt tranches. Additional CLO operating expenses, estimated at 0.30% to 0.70%, may also apply, although these are not routinely reported in a standardized manner. Furthermore, CLO collateral managers may also earn incentive fees tied to equity cash flows once the equity tranche achieves a cash-on-cash return of capital and a specified “hurdle” rate. All of these fees and expenses are borne first by the CLO equity tranche due to its subordinated position. Given that the CLO equity tranche represents only a fraction of the value of the entire CLO, these fees and expenses are greatly magnified when expressed as a percentage of the value of the CLO equity tranche. Both types of CLO tranches in which the Fund invests (equity tranches and mezzanine debt tranches) may bear these expenses, with the equity tranche—being the most subordinated—usually shouldering these costs. To the extent that the CLO equity tranche has suffered or will suffer a total principal loss, mezzanine debt tranches will then effectively bear these fees and expenses.
In addition to the collateral management fees, administrative expenses, and other operating expenses incurred by the CLOs in which the Fund invests (and therefore indirectly incurred by the Fund), the Fund will also directly incur the Base Management Fee and the Performance Fee payable to the Adviser, as well as all the other operating expenses of the Fund. Therefore, each shareholder bears his or her share of the Base Management Fee and the Performance Fee of the Adviser, the Fund’s other operating expenses as well as indirectly bearing the ratable share of the collateral management fees, administrative expenses, and other operating expenses of a CLO.
The Fund and its corporate CLO investments are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk.
While the Fund invests primarily in CLOs that hold underlying U.S. assets, the Fund may also invest in corporate CLOs that hold non-U.S. assets, and the Fund expects that many of the CLO issuers in which the Fund invests will be domiciled outside the United States. Investing directly or indirectly in non-U.S. issuers may expose the Fund to additional risks, including political and social instability, expropriation, imposition of foreign taxes, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
A portion of the Fund’s CLO investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar, including the Euro. Accordingly, changes in foreign currency exchange rates may materially adversely affect the value of these investments, which could, in turn, impair the Fund’s ability to make distributions to its shareholders.
The CLOs in which the Fund invests could become subject to U.S. federal income tax or withholding requirements.
The CLO issuers in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure that the CLO is not treated for U.S. federal income tax purposes as engaged in a U.S. trade or business. If a CLO issuer fails to comply with the investment guidelines, or if the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business, such CLO could be subject to U.S. federal income tax, which could reduce the amount available to distribute to mezzanine debt and equity holders in such CLO, including the Fund, and thereby adversely affect the Fund’s ability to make distributions to its shareholders.
The Code imposes a withholding tax of 30% on certain U.S. source periodic payments, including interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, certain payments received by such CLO may be subject to the 30% withholding tax, which could reduce the amount available to distribute to equity and mezzanine debt holders in such CLO, including the Fund, and thereby materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Adviser has significant latitude in determining the types of assets the Fund acquires, and there is no specific prohibition in the Fund’s investment strategy, investment guidelines and/or the RIC qualification requirements against investing in investments that are not CLOs.

To maintain the Fund’s qualification as a RIC and compliance with the 1940 Act, the Fund is subject to various requirements and tests that impose limits on its investment strategy. However, other than as described in this prospectus, neither the broad investment guidelines in its Investment Advisory Agreement, the RIC qualification requirements, nor the 1940 Act impose any specific limits on, or prohibitions against, investing its capital in investments that are not CLOs. Under the terms of the Investment Advisory Agreement, the Adviser has significant latitude within its broad investment guidelines in determining the types of assets it may acquire. The Board generally does not review individual acquisitions, dispositions, or many other management decisions.
The Fund is subject to risks associated with loan accumulation facilities.
The Fund may invest in CLO warehouse facilities, otherwise known LAFs or Warehouses, by contributing equity capital to a LAF. LAFs are vehicles that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. LAF investors (including the Fund) generally expect to invest in the equity tranche of the ultimate CLO transaction (assuming it is launched).
Investments in LAFs have risks similar to those applicable to investments in CLO equity securities. The use of leverage, typically ranging from three to six times prior to a CLO’s pricing, also magnifies the Fund’s risk of loss on such investments. See “The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.”
Further, if the assets accumulated by a LAF are ultimately not purchased by the planned CLO, or if the planned CLO is not issued, the LAF may be unwound and the accumulated assets liquidated. In such cases, LAF investors, such as the Fund, may be responsible for either holding or disposing of the assets, exposing them to credit risk and/or market risk, particularly if loan prices have declined. This scenario may become more likely in times of economic distress or when the loans comprising the warehouse collateral, even if still performing, have declined materially in market value. In such instances, the Fund may suffer a loss upon the disposition of the assets and may not recover its full investment in the LAF.
There can be no assurance that the Fund will invest in the ultimate CLO transaction (if any), and any decision not to do so may result in the Fund realizing losses from its LAF investment and/or forgoing a potentially attractive investment opportunity. The occurrence of any of the foregoing or similar events could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund may invest in corporate loans directly, which not only carry risks similar to those to which the Fund is indirectly exposed through its CLO investments, but also carry incremental risks.
In addition to gaining exposure to corporate loans through investments in CLO securities, the Fund may also invest in corporate loans directly. In some cases, these loan investments may result from asset sales or in-kind distributions from CLOs in which the Fund has invested, but in other cases the Fund may acquire such loans directly in the open market. To the extent the Fund invests in corporate loans directly, it will be exposed to all of the risks associated with corporate loans that CLOs are exposed to, as described herein. See “—The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.”; “—The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.” and “—The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.”
Direct investments in corporate loans carry additional risks beyond those associated with investments in CLO tranches. Individual corporate loans are directly exposed to idiosyncratic corporate borrower-specific risks, and, as a result, their valuations may be directly and adversely impacted in the event of isolated underperformance or borrower-specific distress. Further, corporate loans do not benefit from CLO structural features such as credit enhancement, cash flow diversion tests, and excess spread, which are designed to mitigate the impact of credit losses at the tranche level. As a result, a direct investment in a corporate loan will generally incur principal losses and realized impairments in the event of a corporate default by that loan’s issuer.
Risks Related to the Fund’s Business
There are risks associated with the implementation of the Conversion.
The implementation of the Conversion required the Fund to make several changes to its day-to-day functions, including a number of complex operational, accounting, regulatory, and market-related changes. Each of these changes include significant risks, each of which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders. These risks include, but are not limited to:

•Regulatory and Compliance Risks Related to Bank Custody Rules—Following the Conversion, the Fund is subject to new regulatory requirements, including bank custody rules that were not previously applicable. Compliance with these rules necessitated changes in the Fund’s operational processes, including its custodial arrangements and its master trade agreements with its counterparties, potentially leading to additional costs, operational burdens, or constraints on its available executing counterparties for certain transactions.
•Tax and Structural Uncertainties—The Conversion may result in unanticipated tax liabilities, including potential recognition of taxable gains or other inefficiencies that could impact the Fund. Additionally, changes in tax laws, IRS interpretations, or regulatory guidance could further affect the Fund’s tax treatment and require further adjustments to its structure. See also “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.”
•Accounting, Operational and Systems Transition—Following the Conversion, the Fund prospectively applied investment company accounting and, accordingly, it has modified its internal systems, reporting processes, and third-party service provider arrangements as a result of the Conversion. Any delays, errors, or other challenges related to the transition to investment company accounting could result in operational disruptions, compliance issues, or increased administrative costs.
•Legal and Regulatory—Upon the Conversion, the Fund became subject to the 1940 Act, implicating a new regulatory reporting regime, including a new schedule, and new reporting forms, and additional compliance obligations, including the implementation of the Derivatives Risk Management Program. Adapting to this new regime may require enhancements to internal compliance protocols, additional personnel, and increased oversight, all of which could increase costs and regulatory risks and there may be delays, errors, or other challenges in adapting to the rules, regulations and requirements of the 1940 Act.
The Fund’s ability to achieve its objectives is contingent on the Fund’s ability to manage and maintain all of these, and other changes, to its business. Any failure to do so could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders as well as its ability to comply with the requirements of the 1940 Act. Any failure on the part of the Fund to comply with the requirements of the 1940 Act could expose it to SEC enforcement actions, litigation, reputational damage, and limitations on future capital raising, which could materially adversely affect the Fund’s regulatory standing, tax status, business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Actions by the Federal Reserve (and similar actions by other central banks), including tightening or easing of monetary policy, increases or decreases in short-term interest rates, balance sheet liquidations or runoff, or other actions, or the perception that the Federal Reserve or other central banks are failing to take actions deemed necessary or advisable by the market, could cause elevated market volatility and adversely impact the value and performance of the Fund’s assets and the ability of the Fund to borrow money or otherwise access capital to fund its operations. See also “—Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets” for the impact of changing interest rates on the Fund’s business.
Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.
Although most of the assets underlying the Fund’s CLO investments carry floating rate coupons, some may have fixed rate coupons or have a fixed rate component, which is most apparent when a given CLO is backed by corporate bonds, rather than loans, since bonds generally are issued with a fixed coupon. The fixed coupons on assets of this nature present some risk of cashflow mismatch between the Fund’s liabilities and its assets, since the Fund’s primary short term liabilities are expected to be reverse repurchase agreements. Reverse repurchase agreement borrowings typically bear a floating rate, and so are typically sensitive to changes in short term interest rates, since maturing reverse repurchase agreements will typically be replaced by new reverse repurchase agreements bearing interest rates based on short term interest rates at the time of the replacement transaction. If the income from the Fund’s assets is insufficient to support the interest payments on its liabilities due to a rise in short term interest rates, the Fund may be forced to reduce its positions, potentially during an inopportune time in the market, which could force it to realize losses or be unable to hold its desired amount of assets.

The Fund may also issue fixed rate debt, which could introduce a similar mismatch between interest owed on liabilities and interest income earned on its assets. As noted above, the Fund will primarily invest in CLOs that bear a floating rate coupon. In a falling interest rate environment, the Fund’s assets can be expected to pay a lower coupon rate, but any fixed-rate debt issued by the Fund will continue to require fixed payments, which could exceed the interest income available from its floating rate assets. This, too, could result in the Fund being forced to sell certain positions in order to meet interest and/or principal payments on its fixed liabilities.
The Fund may initiate and maintain derivative and similar positions in order to address both forms of interest rate mismatch, though the Fund is not required to do so. There can be no certainty that such positions, if they are initiated, will be effective at eliminating the Fund’s exposure to interest rate mismatches. Furthermore, derivative and similar positions come with their own risks, including liquidity risk, which may impact the Fund’s ability to close or adjust such positions efficiently. See “—Hedging instruments and other derivatives, including some credit default swaps, may not, in many cases, be traded on exchanges, or may not be guaranteed or regulated by any U.S. or foreign governmental authority and involve risks and costs that could result in material losses.”
While increases in interest rates will typically increase the interest income on the Fund’s CLO debt investments, which are generally floating rate in nature, they could also place pressure on the ability of the corporate borrowers underlying the Fund’s CLO investments to cover their interest expenses or to refinance their debt, potentially resulting in higher credit losses on the Fund’s CLO investments. When interest rates are low but increasing, variations between interest rate floors on the CLO debt tranches and the underlying corporate loans can reduce the amount of excess interest available for payment to the CLO debt and equity tranches. Finally, assets held directly or indirectly by the Fund that pay a fixed rate coupon typically decline in value when interest rates increase, and if interest rates were to increase significantly, not only would the market value of these assets be expected to decline, but these assets could lengthen in duration because borrowers would be less likely to prepay their fixed rate corporate borrowings, both of which would be expected to have an adverse impact on the Fund’s financial results.
Interest rates can change quickly and are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond the Fund’s control. Moreover, concerns over the United States’ debt ceiling and budget-deficit increase the possibility of downgrades by rating agencies to the U.S. government’s credit rating, which could cause interest rates and borrowing costs to rise. Interest rate movements are highly uncertain and notoriously difficult to predict. For example, from February 28, 2022 to October 31, 2023, the lower bound of the Federal Reserve’s Federal Funds Target Rate rose from 0.00% to 5.25%, while the yield on the ten-year U.S. Treasury rose from 1.83% to 4.93%. While the Fund may opportunistically hedge its exposure to changes in interest rates, such hedging may be limited by the tax rules governing RICs, and the Fund can provide no assurance that its hedges will be successful or that the Fund will be able to enter into or maintain such hedges. As a result, interest rate fluctuations can cause significant losses, reductions in income, and can limit the cash available to make distributions to its shareholders.
Difficult conditions in the corporate sector as well as general market concerns may adversely affect the value of the assets in which the Fund invests.
The Fund’s business is materially affected by conditions in the corporate sector, the financial markets, and the economy, including inflation, interest rates, energy costs, unemployment, geopolitical issues, concerns over the creditworthiness of governments worldwide and the stability of the global banking system. Any deterioration of financial markets or the economy or investor perception of the risks associated with financial markets or the economy could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund’s investments are concentrated in subordinated and lower-rated securities that generally have greater risks of loss than senior and higher-rated securities and are subject to amplified market risks.
The Fund’s portfolio is concentrated in CLO mezzanine debt and equity tranches. These tranches are subordinated in cash flow priority to other more “senior” securities of the same CLO securitization and therefore absorb losses from CLO asset defaults before senior tranches are at risk. The CLO equity tranche typically represents less than 15% of the overall principal balance of a CLO, but it absorbs 100% of the CLO’s credit losses until its principal balance has been written off, after which the mezzanine debt absorbs all losses. As a result, the CLO equity and mezzanine securities that the Fund targets are deemed by rating agencies to have substantial vulnerability to default in payment of interest and/or principal. Such securities are therefore considered to be highly speculative investments. When a CLO underlying corporate borrower defaults, the Fund generally has the right to receive payments only from the CLOs and has no direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO. The value and performance of CLO securities are subject to the same types of political and economic factors and risks that affect corporate issuers and capital markets generally, but, for all of the foregoing reasons, these risks are amplified in the case of CLO mezzanine debt and equity tranches.

To the extent that due diligence is conducted on potential assets, such due diligence may not reveal all the risks associated with such assets and may not reveal other weaknesses in such assets, which could lead to losses.
Before making an investment, the Adviser may decide to conduct (either directly or using third parties) certain due diligence on a potential investment. There can be no assurance that the Adviser will conduct any specific level of due diligence, or that, among other things, the Adviser’s due diligence processes will uncover all relevant facts or that any purchase will be successful, which could result in losses on these assets, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund relies on analytical models and other data to analyze potential asset acquisition and disposition opportunities and to manage its portfolio. Such models and other data may be incorrect, misleading or incomplete, which could cause the Fund to purchase assets that do not meet the Fund’s expectations or to make asset management decisions that are not in line with its strategy.
The Fund relies on the Adviser and the Adviser relies on the analytical models used by Ellington (both proprietary and third-party models) and information and data supplied by third parties. These models and data may be used to value assets or potential asset acquisitions and dispositions and also in connection with the Fund’s asset management activities. If Ellington’s models (including the data utilized by the models) and/or third party models or data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon could expose the Fund to potential risks. The Adviser’s reliance on the models and data used by Ellington may induce it to purchase certain assets at prices that are too high, to sell certain other assets at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging activities that are based on faulty models and data may prove to be unsuccessful.
Some of the risks of relying on analytical models and third-party data include the following:
•collateral cash flows and/or liability structures may be incorrectly modeled in all or only certain scenarios, or may be modeled based on simplifying assumptions that lead to errors;
•information about assets or the underlying collateral may be incorrect, incomplete, or misleading;
•asset, collateral, or CLO historical performance (such as historical prepayments, defaults, cash flows, etc.) may be incorrectly reported, or subject to interpretation (e.g., different CLO issuers may report delinquency and default statistics based on different definitions of what constitutes a delinquent or defaulted loan); and
•asset, collateral, or CLO information may be outdated, in which case the models may contain incorrect assumptions as to what has occurred since the date information was last updated.
Some models, such as prepayment models or default models, may be predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, the predictive models used by the Adviser may differ substantially from those models used by other market participants, with the result that valuations based on these predictive models may be substantially higher or lower for certain assets than actual market prices. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data, and, in the case of predicting performance in scenarios with little or no historical precedent (such as extreme broad-based widening in corporate credit yield spreads or deep economic recessions or depressions), such models must employ greater degrees of extrapolation and are therefore more speculative and of more limited reliability.
All valuation models rely on correct market data inputs. If incorrect market data is entered into even a well-founded valuation model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics or whose values are particularly sensitive to various factors. If the Fund’s market data inputs are incorrect or its model prices differ substantially from market prices, its business, financial condition and results of operations, and its ability to make distributions to its shareholders could be materially adversely affected.
The Fund’s investment portfolio is recorded at market value and/or fair value, with its Board overseeing its Valuation Designee in its determination of fair value and, as a result, there will be uncertainty as to the value of its portfolio investments.
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value, if such value is readily available, or fair value, if there is no readily available market value, as determined by the Adviser in good faith, as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, in accordance with its written valuation policy and subject to the oversight of the Board. Typically, there will not be a widely visible public market for the type of investments the Fund targets. As a result, the Fund will value these securities at fair value based on relevant information compiled by the Adviser and third-

party pricing services (when available), and with oversight conducted by the Board. The values of the Fund’s investments are often not readily determinable.
The determination of market value or fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process conducted by the Adviser and overseen by the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time, especially during periods of elevated market volatility, and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Fund may not obtain third-party valuations for all of its assets. Changes in the fair value of the Fund’s assets directly impact its net income through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the determination of fair value has a material impact on its net income.
While in many cases the Adviser’s determination of the fair value of its assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment, and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable, and many or all of the Fund’s CLO investments may trade infrequently and are illiquid. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers and pricing services may claim to furnish valuations only as an accommodation and without special compensation, and they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.
Market-based inputs are generally the preferred source of values for purposes of measuring the fair value of the Fund’s assets under U.S. GAAP. However, the markets for the Fund’s investments have experienced, and could in the future experience, extreme volatility, reduced transaction volume and liquidity, and disruption as a result of certain events which has made, and could in the future make, it more difficult for the Fund’s Adviser, and for third-party dealers and pricing services that the Fund uses, to rely on market-based inputs in connection with the valuation of its assets under U.S. GAAP. Furthermore, in determining the fair value of the Fund’s assets, the Adviser uses proprietary models that require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates, interest rates, default rates and loss severities. These assumptions might be especially difficult to project accurately during periods of economic disruption. The fair value of certain of the Fund’s investments may fluctuate over short periods of time, and the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The fair value of the Fund’s investments has a material impact on its earnings through the recording of unrealized appreciation or depreciation of investments and may cause its Net Asset Value on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. Investors purchasing the Fund’s securities based on an overstated Net Asset Value may pay a higher price than the value of its investments might warrant. Conversely, investors selling shares during a period in which the Net Asset Value understates the value of the Fund’s investments may receive a lower price for their shares than the value of its investments might warrant.
The Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders could be materially adversely affected if the Adviser’s fair value determinations of these assets were materially different from the values that would exist if a ready market existed for these assets.
The lack of liquidity in the Fund’s assets may materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Certain of the assets and other instruments the Fund acquires are not publicly traded. As such, these assets may be subject to legal and other restrictions on resale, transfer, pledge or other disposition, or will otherwise be less liquid than publicly-traded securities. Other assets that the Fund acquires, while publicly traded, have limited liquidity on account of their complexity, turbulent market conditions, or other factors. Illiquid assets typically experience greater price volatility, because a ready market does not exist, and they can be more difficult to value or sell if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its assets. The Fund may also face other restrictions on its ability to liquidate any assets for which the Fund or the Adviser has or could be attributed with material non-public information. Furthermore, assets that are illiquid are more difficult to finance, and to the extent that the Fund finances assets that are or become illiquid, the Fund may lose that financing or have it reduced. If the Fund is unable to sell its assets at favorable prices or at all, it could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund is highly dependent on Ellington’s information systems and those of third-party service providers, and system failures could significantly disrupt the Fund’s business, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund’s business is highly dependent on Ellington’s communications and information systems and those of third-party service providers. Any failure or interruption of Ellington’s or certain third-party service providers’ systems or cyber-attacks or security breaches of their networks or systems could cause delays or other problems in the Fund’s securities trading activities, could allow unauthorized access for purposes of misappropriating assets, stealing proprietary and confidential information, corrupting data or causing operational disruption, or could prevent the Fund from receiving distributions to which the Fund is entitled, any of which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Computer malware, ransomware, viruses, and computer hacking and phishing attacks have become more prevalent in the financial services industry and may occur on Ellington’s or certain third party service providers’ systems in the future. The Fund relies heavily on Ellington’s financial, accounting and other data processing systems. Financial services institutions have reported breaches of their systems, some of which have been significant, and Ellington has experienced a data breach, which was not material to its or the Fund’s operations. Even with all reasonable security efforts, not every breach can be prevented or even detected. It is possible that Ellington or certain third-party service providers have experienced an undetected breach, and it is likely that other financial institutions have experienced more breaches than have been detected and reported. There is no assurance that the Fund, Ellington, or certain of the third parties that facilitate the Fund’s and Ellington’s business activities, have not or will not experience a breach. It is difficult to determine what, if any, negative impact may directly result from any specific interruption or cyber-attacks or security breaches of Ellington’s networks or systems (or the networks or systems of certain third parties that facilitate the Fund’s and Ellington’s business activities) or any failure to maintain performance, reliability and security of Ellington’s or certain third-party service providers’ technical infrastructure, but such computer malware, ransomware, viruses, and computer hacking and phishing attacks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Additionally, operational failures or cyber incidents relating to the Fund’s or Ellington’s third-party service providers (or their service providers) may negatively impact the Fund’s business in the future. If a material operational failure or material breach of the information technology systems of its third-party service providers occurs, the Fund could be required to expend significant amounts of money, be delayed in receiving funds (or not receive them at all) or have to expend significant time and resources to respond to these threats or breaches, each of which could materially adversely impact the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
New technologies also continue to develop, including tools that harness generative artificial intelligence and other machine learning techniques (collectively, “AI”). AI is developing at a rapid pace and becoming more accessible. As a result, the use of such new technologies by the Fund, Ellington, and/or the Fund’s third-party service providers can present additional known and unknown risks, including, among others, the risk that confidential information may be stolen, misappropriated or disclosed and the risk that the Fund, Ellington, and/or its third-party service providers may rely on incorrect, unclear or biased outputs generated by such technologies, any of which could have an adverse impact on the Fund and its business. See “—Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.”
Risks Related to the Fund’s Financing, Hedging, and Derivatives Activities
The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.
The Fund’s ability to fund its operations, meet financial obligations, and finance targeted asset acquisitions may be impacted by an inability to secure and maintain its financing through reverse repurchase agreements or other types of borrowings the Fund may enter into from time to time in the future with its counterparties. Because reverse repurchase agreements are generally short-term transactions, lenders may respond to adverse market conditions by refusing to renew or replace, or making it more difficult for the Fund to renew or replace, the Fund’s maturing short-term borrowings, including imposing more onerous conditions or offering economically worse terms when renewing (i.e. “rolling”) such repurchase agreements.
The Fund’s lenders are primarily large global financial institutions, with exposures both to global financial markets and to more localized conditions. In addition to borrowing from large banks, the Fund may also borrow from smaller non-bank financial institutions. Whether because of a global or local financial crisis or other circumstances, such as if one or more of the Fund’s lenders experiences severe financial difficulties, they or other lenders could become unwilling or unable to provide the Fund with financing, could increase the haircut required for such financing, or could increase the costs of that financing.

Moreover, the Fund is currently party to short-term borrowings (in the form of reverse repurchase agreements) and there can be no assurance that the Fund will be able to roll these borrowings as they mature on a continuous basis and it may be more difficult for the Fund to obtain debt financing on favorable terms, or at all. If the Fund is not able to renew the Fund’s existing reverse repurchase agreements or other types of borrowings the Fund may enter into from time to time or arrange for new financing on terms acceptable to the Fund, or if the Fund defaults on its financial covenants, is otherwise unable to access funds under its financing arrangements, or is required to post more collateral or face larger haircuts, the Fund may have to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses, and may also force the Fund to curtail its asset acquisition activities. Similarly, if the Fund were to move a financing from one counterparty to another that required a higher haircut, the Fund would have to repay more cash to the original counterparty than the Fund would be able to borrow from the new counterparty. To the extent that the Fund might be compelled to liquidate certain assets to repay debts, its compliance with the RIC asset tests, income tests, and distribution and other requirements could be negatively affected, which could jeopardize its qualification as a RIC. See “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.” Any such forced liquidations could also materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
In addition, if there is a contraction in the overall availability of financing for the Fund’s assets, including if the regulatory capital requirements imposed on its lenders change or its shareholders’ equity decreases to levels that make the Fund a less attractive financing counterparty, its lenders may significantly increase the cost of the financing that they provide to the Fund, increase the amounts of collateral they require as a condition to providing the Fund with financing, or even cease providing it with financing. The Fund’s lenders also have revised, and may continue to revise, their eligibility requirements for the types of assets that they are willing to finance or the terms of such financing arrangements, including increased haircuts and requiring additional cash collateral, based on, among other factors, the regulatory environment and their management of actual and perceived risk, particularly with respect to assignee liability.
Moreover, the amount of financing that the Fund receives under its financing agreements will be directly related to its lenders’ valuation of the financed assets subject to such agreements. Typically, the master repurchase agreements that govern the Fund’s borrowings under reverse repurchase agreements grant the lender the right to reevaluate the value of the financed assets subject to such reverse repurchase agreements at any time. If a lender determines that the net decrease in the value of the portfolio of financed assets is greater in magnitude than any applicable threshold, it will generally initiate a margin call. In such cases, a lender’s valuations of the financed assets may be different than the values that the Fund ascribes to these assets and may be influenced by recent asset sales at distressed levels by forced sellers. A valid margin call requires the Fund to transfer cash or additional qualifying collateral to a lender or to repay a portion of the outstanding borrowings. If the Fund were to dispute the validity of a margin call from a lender under one of its reverse repurchase agreements and refuse to deliver margin collateral as a result, a lender could still send the Fund a notice of default. In this situation, such lender will have possession of the financed assets, and might still decide to exercise its contractual remedies, despite the margin dispute. In the event of the Fund’s default, its lenders or derivative counterparties can accelerate its indebtedness, terminate its derivative contracts (potentially on unfavorable terms requiring additional payments, including additional fees and costs), increase its borrowing rates, liquidate its collateral, and terminate its ability to borrow. In certain cases, a default on one reverse repurchase agreement or derivative agreement (whether caused by a failure to satisfy margin calls or another event of default) can trigger “cross defaults” on other such agreements. Similarly, if the market value of the Fund’s derivative contracts with a derivative counterparty declines in value, the Fund generally will be subject to a margin call by the derivative counterparty.
Significant margin calls and/or increased reverse repurchase agreement haircuts could have a material adverse effect on the Fund’s results of operations, financial condition, business, liquidity, and ability to make distributions to its shareholders, and could cause the value of its common shares to decline. During March and April of 2020, the Fund observed that many of its financing agreement counterparties assigned lower valuations to certain of its assets, resulting in the Fund having to pay cash to satisfy margin calls, which were higher than historical levels. In addition, during March and April of 2020 the Fund also experienced an increase in haircuts on reverse repurchase agreements that the Fund rolled. A sufficiently deep and/or rapid increase in margin calls or haircuts would have an adverse impact on the Fund’s liquidity. The Fund may have to sell assets at disadvantageous times or prices to meet such obligations.
Consequently, depending on market conditions at the relevant time, the Fund may have to rely on additional equity issuances to meet its capital and financing needs, which it may not be able to issue, or which may be dilutive to its shareholders, or the Fund may have to rely on less efficient forms of debt financing that consume a larger portion of its cash flow from operations, thereby reducing funds available for its operations, future business opportunities, cash distributions to its shareholders, and other purposes. There can be no assurance that the Fund will have access to such equity or debt capital on favorable terms (including, without limitation, cost and term) at the desired times, or at all, which may cause the Fund to curtail its asset acquisition activities and/or dispose of assets, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders, or in the worst case, cause its insolvency.
The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.
The Fund uses borrowed money to fund many of its investment activities and to enhance its financial returns. These borrowings include short-term reverse repurchase agreements to finance certain of its CLO assets, and may also include credit facilities, including term loans and revolving credit facilities, derivative transactions, issuance of preferred shares and issuance of debt securities, each in significant amounts and on terms that the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such financings may be used for the acquisition and maintenance of its investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage is in addition to leverage embedded or inherent in the CLO structures or derivative instruments in which the Fund may invest. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, and the LAFs in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing. Accordingly, the CLO equity tranches and LAFs in which the Fund invests will expose the Fund indirectly to substantial leverage, which magnifies the risk of significant or total loss on such investments.
Through the use of leverage, the Fund may acquire positions with market exposure significantly greater than the amount of equity capital committed to the transaction. Leverage can enhance the Fund’s potential returns but can also exacerbate losses. Even if an asset increases in value, if the asset fails to earn a return that equals or exceeds its cost of borrowing, the leverage will diminish the Fund’s returns. Leverage also increases the risk of the Fund’s being forced to swiftly liquidate its assets. See “—The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.”
Since financial leverage increases the amount of the Fund’s assets without a corresponding increase in the Fund’s common equity, any event that adversely affects the Fund’s assets would have an amplified effect on the Fund’s common shares to the extent that leverage is utilized. For instance, any decrease in the yield of the Fund’s assets would cause the Fund’s net interest income to decline more sharply than it would have had the Fund not borrowed. Such a decline could also negatively affect the Fund’s ability to make distributions and other payments to its securityholders. Similarly, the more leverage that the Fund employs, the more likely a substantial change will occur in the Fund’s Net Asset Value. The Fund’s expected use of leverage is generally considered to be a speculative investment technique. Its ability to service any debt that the Fund incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. In a market that moves adversely to the Fund’s assets, the use of leverage would be expected to result in a loss that would be greater than if the Fund’s assets were not leveraged.
The Fund currently operates, and intends to continue to operate, as a fully compliant derivatives fund under the Derivatives Rule, including treating reverse repurchase agreement borrowings as derivatives transactions and implementing a Derivatives Risk Management Program. By electing to operate under the full derivatives framework rather than qualifying as a “limited derivatives user,” under the Derivatives Rule, the Fund is permitted to take on a significantly higher level of leverage through the use of derivatives and reverse repurchase agreement transactions than would be allowed for a limited derivatives user. This increased leverage may amplify both potential gains and losses, subjecting the Fund to greater volatility and market risk. While the Fund’s Derivatives Risk Management Program includes oversight and certain limits, leveraging the fund to a higher degree increases the potential for significant losses during periods of market stress or when asset prices move against its investments. Furthermore, any breach of its leverage or risk limits could result in forced portfolio adjustments, liquidity constraints, or regulatory scrutiny. See “Summary—Financing and Hedging Strategy—Derivative Transactions” and “—The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests.”
Additionally, if the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would not be able to declare distributions, incur additional debt or issue additional preferred shares, and could be required by law to sell a portion of its investments to repay some debt or redeem shares of preferred shares when it is disadvantageous to do so. As such, the Fund might not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for taxation as a RIC. The amount of leverage that the Fund employs will depend on the Adviser’s and its Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that the Fund will be able to obtain credit at all or on terms acceptable to the Fund.

In addition, any debt facility into which the Fund may enter could impose financial and operating covenants that restrict its business activities, including limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its qualification as a RIC.
The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

Assumed Return on the Fund’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	—%	5.00%	10.00%
Corresponding return to common shareholder(1)	(25.60)%	(15.60)%	(5.60)%	4.40%	14.40%
(1)Assumes that we incur leverage in an amount equal to 50.00% of our total assets (as determined immediately after the leverage is incurred) and a projected annual rate of interest on the borrowings of 5.60%.
Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.80% to cover interest payments on our assumed indebtedness.
Regulations governing the Fund’s operation as a registered closed-end management investment company, including the asset coverage ratio requirements under the 1940 Act, affect the Fund’s ability to issue debt or preferred equity. The raising of debt capital may expose the Fund to risks, including the typical risks associated with leverage.
The Fund may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which the Fund refers to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, the Fund is permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% immediately after each issuance of such senior securities. In addition, the Fund may also issue preferred shares in the future, so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of its assets declines, the Fund may be unable to satisfy this test. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s leverage, repay a portion of its indebtedness or redeem outstanding preferred shares or debt, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions to its common shareholders. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund issues preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might otherwise provide a premium price to holders of the Fund’s common shares or otherwise be in the Fund’s common shareholders’ best interest.
The Fund is not generally able to issue and sell its common shares at a price below its net asset value per share, other than in connection with a rights offering to its existing shareholders. The Fund may, however, sell its common shares at a price below the then-current net asset value per share if its Board determines that such sale is in the Fund’s and its shareholders’ best interests, and the Fund’s shareholders approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of its Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing more common shares, then the percentage ownership of its shareholders at that time will decrease, and existing shareholders may experience dilution.
The Fund’s rights under reverse repurchase agreements are subject to the effects of the bankruptcy laws in the event of the bankruptcy or insolvency of the Fund or its lenders.
In the event of the Fund’s insolvency or bankruptcy, certain reverse repurchase agreements may qualify for special treatment under the U.S. Bankruptcy Code, the effect of which, among other things, would be to allow the lender to avoid the automatic stay provisions of the U.S. Bankruptcy Code and to foreclose on and/or liquidate the collateral pledged under such agreements without delay. In the event of the insolvency or bankruptcy of a lender during the term of a reverse repurchase agreement, the lender may be permitted, under applicable insolvency laws, to repudiate the contract, and the Fund’s claim against the lender for damages may be treated simply as an unsecured claim. In addition, if the lender is a broker or dealer subject to the Securities Investor Protection Act of 1970, or an insured depository institution subject to the Federal Deposit Insurance Act, the Fund’s ability to exercise its rights to recover its securities under a reverse repurchase agreement or to be compensated for any damages resulting from the lenders’ insolvency may be further limited by those statutes. These claims would be subject to significant delay and costs to the Fund and, if and when received, may be substantially less than the damages the Fund actually incurs.
The Fund may hedge against changes in corporate credit risks, credit spread widening risks, interest rates, and other risks, which could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make distributions to its shareholders.
Subject to maintaining its qualification as a RIC, the Fund may pursue various hedging strategies to seek to reduce its exposure to adverse changes in corporate credit spreads and corporate credit default rates (collectively, “corporate credit risks”) and interest rates. The Fund’s hedging activity is expected to vary in scope based on the level and volatility of corporate credit spreads and interest rates, the relative cost of protection against credit defaults, the types of CLO investments held, and other changing market conditions. Hedging may fail to protect or could adversely affect the Fund because, among other things:
•hedging of corporate credit risks and interest rates can be expensive, particularly during periods of higher and volatile credit spreads and interest rates;
•available corporate credit risk and interest rate hedges may not correspond directly, or be correlated in the manner desired with, the credit risk and interest rate risk for which protection is sought;
•many hedges are structured as over-the-counter contracts with counterparties whose creditworthiness is not guaranteed, raising the possibility that the hedging counterparty may default on their obligations;
•to the extent that the creditworthiness of a hedging counterparty deteriorates, it may be difficult or impossible to terminate or assign any hedging transactions with such counterparty to another counterparty;
•the value of derivatives used for hedging may be adjusted from time to time in accordance with accounting rules to reflect changes in market value and/or fair value. Downward adjustments (“mark-to-market losses”) would reduce the Fund’s earnings and its shareholders’ equity;
•the Fund may fail to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the assets in the portfolio being hedged;
•the Adviser may fail to recalculate, re-adjust, and execute hedges in an efficient and timely manner; and
•the hedging transactions may actually result in poorer overall performance for the Fund than if it had not engaged in the hedging transactions.
For these and other reasons, the Fund’s hedging activity could materially adversely affect its business, financial condition and results of operations, its ability to make distributions to its shareholders, and its ability to maintain its qualification as a RIC.
Hedging instruments and other derivatives, including some credit default swaps, may not, in many cases, be traded on exchanges, or may not be guaranteed or regulated by any U.S. or foreign governmental authority and involve risks and costs that could result in material losses.
Hedging instruments and other derivatives, including certain types of credit default swaps, involve risk because they may not, in many cases, be traded on exchanges or cleared on a central counterparty clearinghouse (“CCP”). Consequently, for these instruments there may be less stringent requirements with respect to record keeping and compliance with applicable statutory and regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Furthermore, the Adviser has only a limited internal credit function to evaluate the creditworthiness of its counterparties, mainly relying on its experience with such counterparties and/or their general reputation as participants in these markets. Under the terms of many of the Fund’s derivatives transaction contracts, the business failure of a derivatives transaction counterparty with whom the Fund enters into a derivatives transaction will most likely result in a default under the governing agreement. In such an event, the Fund may lose any unrealized gain associated with the terminated derivative and, if the derivative was used for hedging purposes, the underlying asset or liability may become unhedged. Default by a party with whom the Fund enters into a derivatives transaction may result in losses and may force the Fund to re-initiate similar derivatives transactions with other counterparties at the then-prevailing market levels. Generally, the Fund will seek to reserve the right to terminate its derivatives transactions upon a counterparty’s insolvency, but absent an actual insolvency, the Fund may not be able to terminate a derivatives transaction without the consent of the derivatives transaction counterparty, and the Fund may not be able to assign or otherwise dispose of a derivatives transaction to another counterparty without the consent of both the original derivatives counterparty and the potential assignee. If the Fund terminates a derivatives transaction, the Fund may not be able to enter into a replacement contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for derivatives transactions purchased or sold, and therefore the Fund may be required to maintain any derivatives transaction until exercise or expiration, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders. In this regard, the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives to meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. See “—The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.”
In addition, some portion of the Fund’s derivatives transactions may be cleared through a CCP, which the Fund accesses through a futures commission merchant (“FCM”). The Fund’s futures positions also are cleared with a CCP through an FCM. If an FCM that holds the Fund’s futures or cleared derivatives account were to become insolvent, the CCP will make an effort to move the Fund’s futures and cleared derivatives positions to an alternate FCM, though it is possible that no alternate FCM could be found to accept the Fund’s positions, which could result in a total cancellation of its positions in the account; in such a case, if the Fund wished to reinstate such positions, the Fund would have to re-initiate such positions with an alternate FCM. In addition, in the case of both futures and cleared derivatives, there could be knock-on effects of the Fund’s FCM’s insolvency, such as the failure of co-customers of the FCM or other FCMs of the same CCP. In such cases, there could be a shortfall in the funds available to the CCP due to such additional insolvencies and/or exhaustion of the CCP’s guaranty fund that could lead to total loss of the Fund’s positions in the FCM account. Finally, the Fund faces a risk of loss (including total cancellation) of positions in the account in the event of fraud by its FCM or other FCMs of the CCP, where ordinary course remedies would not apply.
Using derivatives also subjects the Fund to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
The U.S. Commodity Futures Trading Commission (the “CFTC”) and certain commodity exchanges have established limits referred to as speculative position limits or position limits on the maximum net long or net short position which any person or group of persons may hold or control in particular futures and options. Limits on trading in options contracts also have been established by the various options exchanges. It is possible that trading decisions may have to be modified and that positions held may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make distributions to its shareholders.
The Fund engages in short selling transactions, which may subject it to additional risks.
Certain of the Fund’s hedging transactions, and occasionally its investment transactions, may be short sales or short positions. Short selling may involve selling securities that are not owned and typically borrowing the same securities for delivery to the purchaser, with an obligation to repurchase the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale may create the risk of an unlimited loss, in that the price of the underlying security might theoretically increase without limit, thus increasing the cost of repurchasing the securities. There can be no assurance that securities sold short will be available for repurchase or borrowing. Market conditions, including lower liquidity in certain asset classes and derivatives, and increased short sale restrictions imposed by regulators during periods of financial stress, could limit the Fund’s ability to execute or maintain short positions effectively.
Repurchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund’s investments that are denominated in foreign currencies, domiciled outside the U.S., or that involve non-U.S. assets are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
While the majority of the CLO tranches in which the Fund invests are U.S. dollar-denominated, the Fund also invests in CLO tranches denominated in other currencies, typically Euros. The Fund’s investments that are denominated in foreign currencies, including the Euro, subject the Fund to foreign currency risk arising from fluctuations in exchange rates between such foreign currencies and the U.S. dollar. While the Fund currently attempts to hedge the vast majority of its foreign currency exposure, it may not always choose to hedge such exposure, or it may not be able to hedge such exposure. To the extent that the Fund is exposed to foreign currency risk, changes in exchange rates of such foreign currencies to the U.S. dollar could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Further, the Fund also invests in CLOs that hold non-U.S. assets, and the Fund expect that many of the CLO issuers in which it invests will be domiciled outside the United States. Investing directly or indirectly in non-U.S. issuers may expose the Fund to additional risks, including political and social instability, expropriation, imposition of foreign taxes, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Other Business Risks
The Fund may change certain operating policies, investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies without notice or shareholder consent, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.
Other than a modification or waiver that would be deemed to be fundamental, the Board will have the authority to modify or waive its current operating policies, investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies at any time without notice to or consent from its shareholders. As a result, the types or mix of assets, liabilities, or hedging transactions in the Fund’s portfolio may be different from, and possibly riskier than, the types or mix of assets, liabilities, and hedging transactions that the Fund has historically held, or that are otherwise described in this report. A change in the Fund’s strategy may increase its exposure to corporate credit asset values, credit spreads, interest rates, and other factors. Changes in the Fund’s investment strategy may also affect its ability to qualify as a RIC or cause the Fund to determine that it is not in the best interests of the Fund and its shareholders for it to continue to qualify as a RIC. The Fund’s Board determines its investment guidelines and its operational policies, and may amend or revise the Fund’s policies, including those with respect to its acquisitions, growth, operations, indebtedness, capitalization, and distributions and/or dividends or approve transactions that deviate from these policies without a vote of, or notice to, its shareholders. The Fund cannot predict the effect of any changes to its current operating policies, its investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies and any such changes could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund operates in a highly competitive market.
The Fund’s profitability depends, in large part, on its ability to acquire targeted assets at favorable prices. The Fund competes with a number of entities when acquiring its targeted assets, including other closed-end funds, BDCs, hedge funds, specialty finance companies, banks, insurance companies, mutual funds, institutional investors, investment banking firms, financial institutions, governmental bodies, and other entities. Many of the Fund’s competitors are substantially larger and have considerably more favorable access to capital and other resources than the Fund does. Furthermore, new companies with significant amounts of capital have been formed or have raised additional capital, and may continue to be formed and raise additional capital in the future, and these companies may have objectives that overlap with the Fund’s, which may create competition for assets the Fund wishes to acquire. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of assets to acquire or pay higher prices than the Fund can. The Fund also may have different operating constraints from those of its competitors including, among others, (i) tax-, legal-, or accounting-driven constraints such as those arising from its qualification as a RIC, including asset diversification and distribution requirements, (ii) restraints imposed on the Fund by the 1940 Act as a registered closed-end fund and (iii) restraints and additional costs arising from the Fund’s status as a public company. Furthermore, competition for assets in the Fund’s targeted asset classes may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. The competitive pressures the Fund faces could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.
An increase in interest rates may cause a decrease in the issuance volumes of certain of the Fund’s targeted assets, which could adversely affect its ability to acquire targeted assets that satisfy its investment objectives and to generate income and make distributions.
Rising interest rates generally reduce the demand to issue corporate loans due to the higher cost of borrowing. A reduction in the volume of corporate loans originated may affect the volume of targeted assets available to the Fund, which could adversely affect the Fund’s ability to acquire assets that satisfy its investment objectives. If rising interest rates cause the Fund to be unable to acquire a sufficient volume of the Fund’s targeted assets with a yield that is above its borrowing cost, the Fund’s ability to satisfy its investment objectives and to generate income and make distributions to its shareholders may be materially and adversely affected.

The Fund’s ability to make distributions will depend on its operating results, its financial condition and other factors, and the Fund may not be able to make distributions at a fixed rate or at all under certain circumstances. The same factors will influence the Fund’s ability to make distributions to its shareholders.
The Fund intends to make distributions to its shareholders in amounts such that the Fund distributes all or substantially all of each year’s taxable income (subject to certain adjustments). This distribution policy will enable the Fund to avoid being subject to U.S. federal income tax on its RIC taxable income that the Fund distributes to its shareholders. However, the Fund’s ability to make distributions will depend on its earnings, its financial condition and such other factors as its Board may deem relevant from time to time. The Fund will declare and make distributions only to the extent approved by its Board. In addition, these same factors will influence the Fund’s ability to make distributions to its shareholders.
Risks Related to the Fund’s Relationship with the Adviser and Ellington
There are risks and conflicts of interest associated with the Performance Fee the Fund is obligated to pay the Adviser.
In addition to its Base Management Fee, the Adviser is entitled to receive the Performance Fee based, in large part, upon its achievement of targeted levels of Pre-Performance Fee Net Investment Income. The Performance Fee payable to the Adviser is based on the Fund’s Pre-Performance Fee Net Investment Income, without considering any realized or unrealized gains or losses on its investments. As a result, (i) for quarters in which a Performance Fee is payable, such Performance Fee will exceed 17.5% of the Fund’s GAAP net income if the Fund generated net realized and unrealized losses on its investments during such quarter, (ii) the Adviser could earn a Performance Fee for fiscal quarters during which the Fund generates a GAAP net loss, and (iii) the Adviser might be incentivized to manage the Fund’s portfolio using higher risk assets, using assets with deferred interest features, or using more financial leverage through indebtedness, to generate more income than would be the case if there were no Performance Fee, both of which could result in higher investment losses, especially during economic downturns.
The Performance Fee is calculated quarterly, treating each quarter in isolation. As a result, the Hurdle Amount does not accumulate from quarter to quarter, and decreases in the Fund’s Net Asset Value of Common Equity, such as those due to unrealized losses, will reduce the Hurdle Amount, potentially making it easier for the Adviser to earn a Performance Fee. The Fund will not have the ability to claw back, delay, or adjust the payment of any Performance Fee based on financial results in prior or subsequent quarters. In addition, over a series of quarters, if the Fund’s Pre-Performance Fee Net Investment Income is positive in some quarters but negative in others, it is likely, when viewing the series of quarters as a whole, for the aggregate Performance Fee payable to the Adviser to exceed 17.5% of its aggregate Pre-Performance Fee Net Investment Income.
There is also a conflict of interest related to management’s involvement in many accounting determinations (including but not limited to valuations, which affect the calculation of the Hurdle Amount, and calculations of interest income) that can affect the Fund’s Performance Fee.
Finally, because the Hurdle Rate does not float with overall interest rates, an increase in interest rates will likely make it easier for Pre-Performance Fee Net Investment Income to exceed the Hurdle Amount. The Performance Fee Catch-Up feature (which provides that if the Fund’s Pre-Performance Fee Net Investment Income for a quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount is payable to the Adviser with respect to such quarter) may also cause the Fund’s Adviser to capture a disproportionate share of any increase in the Fund’s investment income resulting from higher interest rates.
The Fund is dependent on the Adviser and certain key personnel of Ellington that are provided to the Fund through the Adviser and may not find a suitable replacement if the Adviser terminates the Investment Advisory Agreement or such key personnel are no longer available to the Fund.
The Fund does not have any employees of its own. The Fund’s officers are employees of Ellington or one or more of its affiliates. The Fund has no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation of its operating policies and execution of its business strategies and risk management practices. The Fund also depends on the Adviser’s access to the professionals of Ellington as well as information and deal flow generated by Ellington. The employees of Ellington identify, evaluate, negotiate, structure, close, and monitor the Fund’s portfolio. The departure of any of the senior officers of the Adviser, or of a significant number of investment professionals of Ellington or the inability of such personnel to perform their duties due to acts of God, pandemics such as the COVID-19 pandemic, war or other geopolitical conflict, terrorism, elevated inflation, high energy costs, social unrest, or civil disturbances, could have a material adverse effect on the Fund’s ability to achieve its objectives. The Fund can offer no assurance that the Adviser will remain investment adviser or that the Fund will continue to have access to the Adviser’s senior management. The Fund is subject to the risk that the Adviser will terminate the Investment Advisory Agreement or that the Fund may deem it necessary to terminate the Investment Advisory Agreement or prevent certain individuals from performing services for the Fund and that no suitable replacement will be found to manage the Fund.

There are risks and conflicts of interests associated with the Base Management Fee the Fund is obligated to pay the Adviser.
The Fund pays the Adviser a Base Management Fee based on the Fund’s Net Asset Value, regardless of the performance of the Fund’s portfolio. The Adviser’s entitlement to such non-performance-based compensation might reduce its incentive to devote the time and effort of its professionals to seeking profitable opportunities for the Fund’s portfolio, which could result in worse performance for the Fund’s portfolio and could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders. Furthermore, the participation of the Adviser (including the Adviser’s investment professionals) in the Fund’s valuation process, and the financial interest of the Fund’s Interested Trustees in the Adviser, creates a conflict of interest as the Base Management Fee payable to the Adviser is based, in part, on the Fund’s Net Asset Value.
The Board has approved a very broad investment strategy and will generally not review or approve the decisions made by the Adviser to acquire, dispose of, or otherwise manage an asset.
The Adviser is authorized to follow a very broad strategy in pursuing the Fund’s investment objectives. While the Fund’s Board periodically reviews the Fund’s investment strategy and the Adviser’s portfolio and asset-management decisions, it generally does not review the Fund’s proposed acquisitions, dispositions, and other management decisions. In addition, in conducting periodic reviews, the Board relies primarily on information provided to them by the Adviser. Furthermore, the Adviser may arrange for the Fund to use complex strategies or to enter into complex transactions that may be difficult or impossible to unwind by the time they may be reviewed by the Board. The Adviser has great latitude in determining the types of assets it may decide are proper for the Fund to acquire, and in connection with other decisions with respect to the management of those assets. Poor decisions could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund competes with Ellington’s other accounts for access to Ellington and for opportunities to acquire assets.
Ellington has sponsored and/or currently manages accounts with a focus that overlaps with the Fund’s investment focus and expects to continue to do so in the future. Ellington is not restricted in any way from sponsoring or accepting capital from new accounts, even for investing in asset classes or strategies that are similar to, or overlapping with, the Fund’s asset classes or strategies. Therefore, the Fund competes for access to the benefits that its relationship with the Adviser and Ellington provides the Fund. For the same reasons, the personnel of Ellington and the Adviser may be unable to dedicate a substantial portion of their time to managing the Fund’s assets.
Further, to the extent that the Fund’s targeted assets are also targeted assets of other Ellington accounts, the Fund will compete with those accounts for opportunities to acquire assets. Ellington has no duty to allocate such opportunities in a manner that preferentially favors the Fund. Ellington makes available to the Fund all opportunities to acquire assets that it determines, in its reasonable and good faith judgment, based on the Fund’s objectives, policies and strategies, and other relevant factors, are appropriate for the Fund in accordance with Ellington’s written investment allocation policy, it being understood that the Fund might not participate in each such opportunity, but will equitably participate with Ellington’s other accounts in such opportunities on an overall basis.
Since many of the Fund’s targeted assets are typically available only in specified quantities and are also targeted assets for other Ellington accounts, Ellington often is not able to buy as much of any asset or group of assets as would be required to satisfy the needs of all of Ellington’s accounts. In these cases, Ellington’s investment allocation procedures and policies typically allocate such assets to multiple accounts in proportion to their needs and available capital. As part of these policies, accounts that are in a “start-up” or “ramp-up” phase may get allocations above their proportion of available capital, which could work to the Fund’s disadvantage, particularly because there are no limitations surrounding Ellington’s ability to create new accounts. In addition, the policies permit departure from proportional allocations under certain circumstances, for example when such allocation would result in an inefficiently small amount of the security or assets being purchased for an account, which may also result in the Fund not participating in certain allocations.
There are other conflicts of interest in the Fund’s relationships with the Adviser and Ellington, which could result in decisions that are not in the best interests of the Fund’s shareholders.
The Fund is subject to conflicts of interest arising out of its relationship with Ellington and the Adviser. Certain of the Fund’s executive officers and trustees are employees of Ellington or one or more of its affiliates. As a result, the Adviser and its officers may have conflicts between their duties to the Fund and their duties to, and interests in, Ellington or the Adviser. For example, Mr. Penn, the Fund’s President and Chief Executive Officer and one of the Fund’s trustees, also serves as the President and Chief Executive Officer of, and as a member of the Board of Directors of Ellington Financial Inc. (“EFC”), and Vice Chairman and Chief Operating Officer of Ellington. Mr. Vranos, one of the Fund’s trustees and one of the Fund’s Portfolio Managers, also serves as the Co-Chief Investment Officer of EFC, and Chairman of Ellington. Mr. Borenstein, one of the Fund’s Portfolio Managers also serves as a Managing Director and Head of Corporate Credit at Ellington. Mr. Tecotzky, the

Fund’s Executive Vice President, also serves as the Co-Chief Investment Officer of EFC, and as Vice Chairman of Ellington. Mr. Smernoff, the Fund’s Chief Financial Officer, also serves as the Chief Accounting Officer of EFC. Mr. Herlihy, the Fund’s Chief Operating Officer, also serves as the Chief Financial Officer of EFC, and as a Managing Director of Ellington.
The Fund may acquire or sell assets in which Ellington or its affiliates have or may have an interest. Similarly, Ellington or its affiliates may acquire or sell assets in which the Fund has or may have an interest. Although such acquisitions or dispositions may present conflicts of interest, the Fund nonetheless may pursue and consummate such transactions. Additionally, the Fund may engage in transactions directly with Ellington or its affiliates, including the purchase and sale of all or a portion of a portfolio asset.
Acquisitions made for entities with similar objectives may be different from those made on the Fund’s s behalf. Ellington may have economic interests in, or other relationships with, others in whose obligations or securities the Fund may acquire. In particular, such persons may make and/or hold an investment in securities that the Fund acquires that may be pari passu, senior, or junior in ranking to its interest in the securities or in which partners, security holders, officers, directors, agents, or employees of such persons serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships may result in securities laws restrictions on transactions in such securities and otherwise create conflicts of interest. In such instances, Ellington may, in its sole discretion, make recommendations and decisions regarding such securities for other entities that may be the same as or different from those made with respect to such securities and may take actions (or omit to take actions) in the context of these other economic interests or relationships the consequences of which may be adverse to the Fund’s interests.
In deciding whether to issue additional debt or equity securities, the Fund will rely in part on recommendations made by the Adviser. While such decisions are subject to the approval of the Board, two of the Fund’s trustees are Interested Trustees. Because the Adviser earns Base Management Fees that are based on the total amount of its equity capital, and because the Adviser earns Performance Fees that would be expected to increase should the Fund’s equity capital increase, the Adviser may have an incentive to recommend that the Fund issue additional equity securities. Future offerings of debt securities, which would rank senior to the Fund’s common shares upon liquidation, and future offerings of equity securities which would dilute the common share holdings of its existing shareholders and may be senior to its common shares for the purposes of dividend and liquidating distributions, may adversely affect the market price of the Fund’s common shares.
The officers of the Adviser and its affiliates devote as much time to the Fund as the Adviser deems appropriate; however, these officers may have conflicts in allocating their time and services among the Fund and Ellington and its affiliates’ accounts. During times where there are turbulent conditions or distress in the credit markets or other times when the Fund will need focused support and assistance from the Adviser and Ellington employees, other entities that Ellington advises or manages will likewise require greater focus and attention, placing the Adviser and Ellington’s resources in high demand. In such situations, the Fund may not receive the necessary support and assistance the Fund requires or would otherwise receive if Ellington or its affiliates did not act as a manager for other entities.
The Fund, directly or through Ellington, may obtain confidential information about the companies or securities in which the Fund has invested or may invest. If the Fund does possess confidential information about such companies or securities, there may be restrictions on its ability to dispose of, increase the amount of, or otherwise take action with respect to the securities of such companies. The Adviser’s and Ellington’s management of other accounts could create a conflict of interest to the extent the Adviser or Ellington is aware of material non-public information concerning potential investment decisions. For example, an Ellington affiliate’s membership in a loan syndicate or on a loan borrower’s creditors’ committee could potentially prevent the Adviser from entering into a transaction involving a CLO that holds the related loan. The Fund has implemented compliance procedures and practices designed to ensure that investment decisions are not improperly made while in possession of material non-public information. There can be no assurance, however, that these procedures and practices will be effective. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to make potentially profitable investments, which could have an adverse effect on the Fund’s operations. These limitations imposed by access to confidential information could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Adviser’s liability is limited under the Investment Advisory Agreement, and the Fund has agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to the Fund other than to render the services called for under the agreement, and it is not responsible for any action of the Fund’s Board in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with the Fund. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not liable to the Fund for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, the Fund has agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.
The Adviser’s failure to identify and acquire assets that meet the Fund’s asset criteria or perform its responsibilities under the Investment Advisory Agreement could materially adversely affect the Fund’s business, financial condition and results of operations, its ability to make distributions to its shareholders, and its ability to maintain its qualification as a RIC.
The Fund’s ability to achieve its objectives depends on the Adviser’s ability to identify and acquire assets that meet the Fund’s asset criteria. Accomplishing the Fund’s objectives is largely a function of the Adviser’s structuring of the Fund’s investment process, its access to financing on acceptable terms, and general market conditions. The Fund’s shareholders do not have input into the investment decisions. All of these factors increase the uncertainty, and thus the risk, of investing in the Fund’s common shares. The senior management team of the Adviser has substantial responsibilities under the Investment Advisory Agreement. In order to implement certain strategies, the Adviser may need to hire, train, supervise, and manage new employees successfully. Any failure to manage the Fund’s future growth effectively could materially adversely affect its business, financial condition and results of operations, its ability to make distributions to its shareholders and its ability to maintain its qualification as a RIC.
If the Adviser ceases to be the Adviser or one or more of the Adviser’s key personnel ceases to provide services to the Fund, the Fund’s lenders and its derivative counterparties may cease doing business with the Fund.
If the Adviser ceases to be the Adviser, including upon the non-renewal of the Investment Advisory Agreement, or if one or more of the Adviser’s key personnel cease to provide services for the Fund, it could constitute an event of default or early termination event under many of the Fund’s reverse repurchase agreement financing and derivative hedging agreements, upon which the relevant counterparties would have the right to terminate their agreements with the Fund. If the Adviser ceases to be the Adviser for any reason, including upon the non-renewal of its Investment Advisory Agreement, and the Fund is unable to obtain or renew financing or enter into or maintain derivative transactions, it could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund does not own the Ellington brand or trademark but may use the brand and trademark as well as its logo pursuant to the terms of a license granted by Ellington.
Ellington has licensed the “Ellington” brand, trademark, and logo to the Fund for so long as the Adviser or another affiliate of Ellington continues to act as its investment adviser. The Fund does not own the brand, trademark, or logo that the Fund will use in its business and may be unable to protect this intellectual property against infringement from third parties. Ellington retains the right to continue using the “Ellington” brand and trademark. The Fund will further be unable to preclude Ellington from licensing or transferring the ownership of the “Ellington” brand and trademark to third parties, some of whom may compete against the Fund. Consequently, the Fund will be unable to prevent any damage to goodwill that may occur as a result of the activities of Ellington or others. Furthermore, in the event the Adviser or another affiliate of Ellington ceases to act as the Fund’s investment adviser, or in the event Ellington terminates the license, the Fund will be required to change its name and trademark. Any of these events could disrupt the Fund’s recognition in the marketplace, damage any goodwill the Fund may have generated, and otherwise harm its business. Finally, the license is a domestic license in the United States only and does not give the Fund any right to use the “Ellington” brand, trademark, and logo overseas even though the Fund expects to use the brand, trademark, and logo overseas. The Fund’s use of the “Ellington” brand, trademark and logo overseas will therefore be unlicensed and could expose the Fund to a claim of infringement.
Risks Related to the Fund’s Common Shares
Common shares of closed-end management investment companies have historically traded at discounts to net asset value per share for sustained periods of time, and there can be no assurance that the market price of the Fund’s common shares will not decline below the Fund’s net asset value per share.
Common shares of closed-end management investment companies have historically traded at discounts to their net asset value per share, and the Fund’s stock may similarly be so discounted. This characteristic of closed-end management investment companies is separate and distinct from the risk that the Fund’s net asset value per share may decline. The Fund cannot predict whether its common shares will trade above, at, or below their net asset value per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors who expected to sell common shares shortly after purchasing them. In addition, if the Fund’s common shares trade below their net asset value per share, the Fund will not be able to sell additional common shares at market price except (i) in connection with a rights offering to the Fund’s existing shareholders, (ii) with the consent of a majority of the Fund’s shareholders, (iii) upon the conversion of a convertible security in accordance with its terms, or (iv) under such circumstances as the SEC may permit.
The Fund’s shareholders may not receive distributions, or distributions may decline over time.
The declaration, amount, nature, and payment of any future distributions on the Fund’s common shares is at the sole discretion of the Board. Under Delaware law, cash distributions on capital stock may only be paid if, after payment, the Fund will be able to pay its debts as they become due in the ordinary course of business; and the Fund’s assets will exceed its liabilities, plus, unless the Fund’s charter otherwise permits, the amount that would be needed, if the company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution. Further, even if the Fund is permitted to pay a distribution under Delaware law, the Fund may not have sufficient cash to make distributions to its shareholders. In addition, in order to preserve the Fund’s liquidity, its Board may not declare a distribution at all or declare all or any portion of a distribution to be payable in stock, may delay the record date or payment date for any previously declared, but unpaid, distribution, convert a previously declared, but unpaid, cash distribution on the Fund’s common shares to a distribution paid partially or completely in common shares, or revoke a declared but unpaid distribution.
The Fund’s ability to make distributions to its shareholders may be impaired if any of the risks described here, or any of the Fund’s other periodic or current reports filed with the SEC, were to occur. Furthermore, payment of distributions depends upon the Fund’s earnings, liquidity, financial condition, RIC distribution requirements, applicable financial covenants, and other factors that the Board may deem relevant from time to time. There can be no assurance that the Fund will generate sufficient cash flow from operations or that future borrowings or other capital will be available to the Fund in amounts sufficient to fund distributions, service indebtedness, or meet other liquidity needs. The Board will assess the distribution rate on an ongoing basis as market conditions and the Fund’s financial position evolve. The Board is under no obligation to declare any distribution, and there can be no assurance that the Fund will be able to pay a specified level of distributions or sustain distributions from one period to the next.
An increase in interest rates may have an adverse effect on the market price of the Fund’s common shares and its ability to make distributions to its shareholders.
One of the factors that investors may consider in deciding whether to buy or sell the Fund’s common shares is its distribution rate (or expected future distribution rate) as a percentage of its share price, relative to market interest rates. If market interest rates increase or remain at current levels, prospective investors may demand a higher distribution rate or seek alternative investments paying higher returns. There can be no assurance that the Fund will be able to increase its distribution rate in response to rising market interest rates.
Accordingly, interest rate fluctuations and capital market conditions can affect the market price of the Fund’s common shares independently of the effects such conditions may have on the Fund’s portfolio. For instance, if interest rates rise without a corresponding increase in the Fund’s distribution rate, the market price of the Fund’s common shares could decrease as potential investors require a higher distribution yield relative to prevailing rates on interest-bearing instruments such as bonds. In addition, to the extent the Fund has variable rate debt, such as under its reverse repurchase agreements, rising interest rates would result in increased interest expense, thereby adversely affecting the Fund’s cash flow and its ability to service its indebtedness and make distributions to shareholders.
Investing in the Fund’s common shares involves a high degree of risk.
The assets the Fund acquires in accordance with its investment objectives may entail a higher amount of risk than other investment options. Such assets may be highly speculative and aggressive and may be subject to a variety of risks, including credit risk, prepayment risk, interest rate risk, and market risk. As a result, an investment in the Fund’s common shares may not be suitable for investors with a lower risk tolerance.
If the Fund issues preferred shares, debt securities or convertible debt securities, its net asset value per share may become more volatile.
The Fund cannot assure shareholders that the issuance of preferred shares and/or debt securities would result in a higher yield or return. Such issuances would likely cause the Fund’s net asset value per share to become more volatile. If the dividend rate on any preferred shares, or the interest rate on any debt securities, were to approach the net rate of return on the Fund’s portfolio, the benefit of leverage to common shareholders would be reduced. If either were to exceed the net rate of return on the Fund’s portfolio, leverage would result in a lower rate of return to common shareholders than if the Fund had not issued such instruments. Any decline in the value of the Fund’s portfolio would be borne entirely by common shareholders. Accordingly, if the market value of the Fund’s portfolio were to decline, leverage would amplify the decrease in the Fund’s net asset value per share relative to an unleveraged fund.
There is also a risk that, in the event of a sharp decline in the value of its portfolio, the Fund could: (i) fail to maintain required asset coverage ratios under the applicable terms of its preferred shares, debt securities, or convertible debt or units, or under the 1940 Act; (ii) experience a downgrade of the ratings of any such instruments, if rated; or (iii) find that its current investment income is not sufficient to meet dividend or interest obligations thereon. If the Fund fails to maintain its required asset coverage ratios, it may not be permitted to declare distributions, which could cause it to fail to satisfy its distribution requirements and lose its RIC status, thereby becoming subject to corporate-level taxation. To counteract such an event, the Fund might need to liquidate investments to fund the redemption of some or all of its preferred shares, debt securities or convertible securities. The Fund’s common shares would bear all costs and expenses relating to the issuance and ongoing maintenance of such instruments. Holders of preferred shares, debt securities or convertible securities may have interests that differ from those of common shareholders and may, at times, have disproportionate influence over the Fund’s affairs.
Holders of any preferred shares that the Fund may issue would have the right to elect members of the Board and have class voting rights on certain matters.
The 1940 Act requires that holders of shares of preferred shares be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if preferred dividends are in arrears by two years or more, until such arrearage is eliminated. Certain matters under the 1940 Act also require the separate vote of outstanding preferred shareholders, including changes in fundamental investment restrictions and conversion to open-end status; accordingly, preferred shareholders could veto any such changes. Restrictions on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both under the 1940 Act and under requirements imposed by rating agencies, might impair the Fund’s ability to maintain its RIC status.
A downgrade, suspension or withdrawal of any credit rating assigned to the Fund or to any preferred shares or debt securities it may issue could cause the liquidity or market value of such instruments to decline significantly.
Any credit rating assigned to the Fund represents an assessment of the Fund’s ability to pay its debts when due. Accordingly, real or anticipated changes in such credit ratings will generally affect the market value of any preferred shares or debt securities. Such credit ratings may not reflect the potential impact of risks relating to the structure or marketing of such instruments. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time at the sole discretion of the issuing rating agency, and are dependent on the issuing rating agency maintaining its status as a nationally recognized statistical rating organization ("NRSRO") as designated by the SEC; a loss of such designation could affect the regulatory recognition of, or market reliance on, any ratings so assigned. Neither the Fund nor any underwriter undertakes any obligations to obtain or maintain credit ratings or to advise holders of any changes thereto and there can be no assurance that any credit rating will be assigned, remain in effect for any given period of time, or not be downgraded or withdrawn if, in the rating agency’s judgment, circumstances so warrant, or that the rating agency will maintain its status as an NRSRO with the SEC. Prevailing market conditions and interest rates have fluctuated in the past and are likely to fluctuate in the future, which could adversely affect the value of any preferred shares or debt securities the Fund may issue.
Risks Related to the Fund’s Organization and Structure
The Fund has a limited operating history as a closed-end investment company.
The Fund was recently reorganized as an externally managed, non-diversified, closed-end management investment company with a limited prior operating history as such. As a result, the Fund’s current and historical financial information may not be suitable for evaluating an investment in the Fund as a closed-end management investment company. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially or become worthless. As the Fund finalizes the rotation of its investment portfolio out of agency mortgage-backed securities and into CLOs, the Fund could invest some of its capital in temporary investments, including, but not limited to, cash and cash equivalents, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from investments in CLO securities and related investments.
From January 1, 2024 through March 31, 2025, the Fund operated as a C-Corporation and focused on investments in both corporate collateralized loan obligations and agency mortgage-backed securities. Prior to January 1, 2024, the fund operated as a real estate investment trust focusing on residential mortgage-backed securities.
With only a limited prior history as a closed-end investment company, the Fund has only a limited prior history of complying with the requirements of the 1940 Act. The Fund’s failure to comply with the requirements of the 1940 Act could expose it to SEC enforcement actions, litigation, reputational damage, and limitations on future capital raising, which could materially adversely affect the Fund’s regulatory standing, tax status, business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The Fund’s shareholders’ ability to control the Fund’s operations is severely limited.
The Board has approval rights with respect to the Fund’s major strategies, including strategies regarding investments, financing, growth, debt capitalization, compliance with the 1940 Act, RIC qualification and distributions. The Board may amend or revise these and other strategies without a vote of its shareholders, subject to such amendments or revisions not being fundamental.
Certain provisions of the Delaware Statutory Trust Act and the Fund’s Declaration of Trust and Bylaws could deter takeover attempts and have an adverse impact on the price of its common shares.
The Delaware Statutory Trust Act, the Fund’s declaration of trust and its bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Fund. The Control Share Statute is a provision of the Delaware Statutory Trust Act that limits the voting rights of shares held in excess of certain specified thresholds. See “Description of the Fund’s Securities—Certain Aspects of the Delaware Control Share Statute.” In addition, certain provisions in the Declaration of Trust impose limits on the rights of shareholders with respect to bringing claims against or on behalf of the Fund. See “Description of the Fund’s Securities—Anti-Takeover Provisions in the Declaration of Trust.” Further, the Fund’s bylaws contain a provision requiring advance notice of shareholder nominees for trustee.
Notwithstanding the foregoing, through the inclusion of Section 10.10 in the Declaration of Trust, the Fund has categorically exempted all acquisitions of its shares from the application of the Control Share Statute and therefore effectively “opted-out” of the Control Share Statute.
The Fund’s authorized but unissued common and preferred shares may prevent a change in its control.
The Fund’s declaration of trust authorizes the Fund to issue an unlimited number of shares, including common shares and preferred shares. In addition, the Board, without shareholder approval, may classify or reclassify any unissued common shares or preferred shares, may set the preferences, rights and other terms of the classified or reclassified shares and, with respect to the establishment of the terms of such preferred shares, may amend the declaration of trust as they deem necessary or appropriate. As a result, among other things, the Board may establish a class or series of common shares or preferred shares that could delay or prevent a transaction or a change in control of the Fund that might involve a premium price for its common shares or otherwise be in the best interests of its shareholders.
The Fund’s rights and the rights of its shareholders to take action against its trustees and officers or against the Adviser or Ellington are limited, which could limit shareholders’ recourse in the event actions are taken that are not in shareholders’ best interests.
The Fund’s declaration of trust limits the liability of its present and former trustees and officers to the Fund and its shareholders or any other person or entity for money damages other than liability arising from (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. The Fund’s declaration of trust limits the liability of the Fund’s present and former trustees and officers to the maximum extent permitted under applicable law.
The Fund’s declaration of trust requires the Fund to indemnify each of its present and former trustees and officers against any liabilities and expenses incurred in connection with actions taken by such trustee or officer in those capacities except with respect to any matter as to which he or she has not acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he or she had reasonable cause to believe that the conduct was unlawful and provided that no trustee or officer shall be indemnified against any liability to any person or entity or any expense of such trustee or officer arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. Further, no indemnification shall be made unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction that such trustee or officer is entitled to indemnification or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of trustees who are neither “Interested Persons” (as defined in the 1940 Act) of the Trust nor parties to the proceeding, that such trustee or officer is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that such trustee or officer should be entitled to indemnification. The Fund’s declaration of trust requires indemnification of the Fund’s present and former trustees and officers to the maximum extent permitted under applicable law. In addition, the Fund is obligated to pay or reimburse the expenses incurred by its present and former trustees and officers if certain conditions are satisfied.

As a result, the Fund and its shareholders may have more limited rights against its present and former trustees and officers than might otherwise exist absent the current provisions in its declaration of trust or that might exist with other companies, which could limit recourse available to shareholders in the event actions are taken that are not in shareholders’ best interest.
The Fund’s declaration of trust contains provisions that make removal of its trustees difficult, which could make it difficult for its shareholders to effect changes to its management.
The Fund’s declaration of trust provides that, subject to the rights of holders of any series of preferred shares, a trustee may be removed only for cause, and only by action taken by a majority of the remaining trustees. Vacancies generally may be filled only by a majority of the remaining trustees in office, even if less than a quorum, for the full term of the class of trustees in which the vacancy occurred. These requirements make it more difficult to change the Fund’s management by removing and replacing trustees and may prevent a change in its control that is in the best interests of its shareholders.
The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests.
Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect the Fund may be imposed by the CFTC, the SEC, the U.S. Federal Reserve and the other Central Banks, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States and the countries which they operate in. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investment in the Fund.
Relief from Registration as Commodity Pool Operator. With respect to the Fund’s operation, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include: (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums; and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish the Fund’s commodity interest positions would exceed 5% of its liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest positions would exceed 100% of its liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in the Fund may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
In the event the Fund fails to qualify the Adviser for the exclusion, and the Adviser is required to register as a “commodity pool operator” in connection with serving as its investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, its expenses may increase. The Fund currently intends to operate in a manner that would permit the Adviser to continue to claim such exclusion.
Derivative Investments. The derivative investments in which the Fund may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” require certain standardized derivatives to be executed on a regulated market and cleared through a CCP, which may result in increased margin requirements and costs for the Fund. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in the Fund and its counterparties posting higher margin amounts for uncleared derivatives.
The “Derivatives Rule” (i.e., Rule 18f-4 under the 1940 Act) regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule, which it does not currently intend to do, the Fund is required to establish a comprehensive Derivatives Risk Management Program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. Even if the Fund did qualify as a limited derivatives user, the Derivatives Rule would still require the Fund to have policies and procedures to manage its derivatives risk and limit its derivatives exposure.

Under the Derivatives Rule, when the Fund trades reverse repurchase agreements or similar financing transactions, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio or treat all such transactions as derivatives transactions. The Derivatives Rule also provides special treatment for reverse repurchase agreements and similar financing transactions. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. The Fund has elected to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions.” See “Summary—Financing and Hedging Strategy—Derivative Transactions.”
The SEC also has provided guidance in connection with the Derivatives Rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time the Fund enters into such agreement, that the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund’s investments and cost of doing business.
European Credit Derivatives. Furthermore, the E.U. Regulation No 648/2012 on over the counter (“OTC”) derivatives, central counterparties and trade repositories (also known as the European Market Infrastructure Regulation (“EMIR”), which came into force on 16 August 2012, introduced uniform requirements in respect of OTC derivative transactions by requiring certain “eligible” OTC derivative transactions to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of derivative transactions to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements include the exchange of margin and, where initial margin is exchanged, its segregation by the parties, including by the Fund. While many of the obligations under EMIR have already come into force, the requirement to submit certain OTC derivative transactions to central clearing counterparties and the margin requirements for non-cleared OTC derivative transactions are subject to a staggered implementation timeline. It is not yet fully clear how the OTC derivatives market will adapt to the new regulatory regime. Accordingly, it is difficult to predict the full impact of EMIR on the Fund, which may include an increase in the overall costs of entering into and maintaining OTC derivative contracts. Prospective investors should be aware that the regulatory changes arising from EMIR and other similar regulations may in due course adversely affect the Fund’s ability to adhere to its hedging policy and achieve its objectives.
Volcker Rule. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund (“covered funds”), which has been broadly defined in a way which could include many CLOs. Although certain CLOs are exempt from “covered fund” status and amendments to the Volcker Rule have eased the ability of CLOs to meet those exemptions, any future changes to the Volcker Rule that further limit banking entities’ ability to invest in CLOs may adversely affect the market value or liquidity of any or all of the investments held by the Fund. It is uncertain how any future changes to the Volcker Rule could impact the Fund.
U.S. Risk Retention. In 2014, pursuant to the Dodd-Frank Act, U.S. federal regulators adopted joint final rules (the “U.S. Risk Retention Rules”) implementing certain credit risk retention requirements which generally require the “securitizer” of an asset-backed security to retain an exposure to certain credit risk in the securitization for a certain period of time. However, in 2018, a federal court of appeals interpreting the credit risk retention requirements in the Dodd-Frank Act held that open market CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. Therefore, CLO collateral managers of open market CLOs are not required to hold retained interests in those CLOs, and they may dispose of any retained interest they may hold at any time. This could reduce the alignment of interests between managers and noteholders, including the Fund, potentially influencing management decisions in ways that are adverse to the Fund. See “—The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.”
EU/UK Risk Retention. Regulators in the European Union (EU) and the United Kingdom (UK) have imposed significant securitization-related regulations (collectively, the “Securitization Regulations”).

Pursuant to the Securitization Regulations, sponsors of CLOs issued in the EU or UK (collectively, “European CLOs”) are required to retain a material net economic interest in such securitizations (“risk retention”), and such sponsors are also subject to various disclosure-related obligations. To the extent that the Securitization Regulations relating to CLO sponsors or managers (including risk retention requirements) are made less stringent or rescinded, the sponsors or managers of European CLOs may have reduced incentives to prioritize the interests of CLO investors, which may increase the risk of poor performance or default because of less careful construction or management of the underlying loan portfolios; this could also limit investor confidence in such CLOs. To the extent that the Securitization Regulations relating to sponsors or managers are made more stringent, sponsors could be dissuaded from sponsoring new European CLOs, which could limit the available supply of such CLOs. Pursuant to the Securitization Regulations, EU-based or UK-based investors purchasing certain securitizations (including CLOs) are required, prior to purchasing interests in such securitizations, to carry out due diligence assessments relating to the credit risks and other material risks of such interests (including verifying that such securitizations comply with risk retention), and such investors are also subject to various monitoring obligations related to the ongoing performance and risks of such interests. To the extent that the Securitization Regulations relating to EU-based or UK-based investors are made more stringent, such investors may be dissuaded from investing in (or maintaining their investments in) CLOs, which could adversely affect the price and liquidity of such CLOs.
European CLOs are generally structured in compliance with the Securitization Regulations so that prospective investors subject to the Securitization Regulations can invest in compliance with such requirements. To the extent the Fund invests in CLO securities that have not been structured to comply with the Securitization Regulations, the price and liquidity of such securities may be adversely affected.
The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
The staff of the SEC (and other regulators, including the European Securities and Markets Authority (“ESMA”)) from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities by the SEC or ESMA, as applicable, could adversely impact the Fund’s ability to implement its investment strategy and/or its ability to raise capital through public offerings, or could cause the Fund to take certain actions that may result in an adverse impact on the Fund’s shareholders, its financial condition and/or its results of operations. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.
The Fund may experience fluctuations in its Net Asset Value and quarterly operating results.
The Fund could experience fluctuations in its Net Asset Value from month to month and in its quarterly operating results due to a number of factors, including the timing of distributions to its shareholders, fluctuations in the value of the CLO securities that the Fund holds, its ability or inability to make investments that meet its investment criteria, the interest and other income earned on its investments, the level of its expenses (including the interest or dividend rate payable on the debt securities or preferred shares the Fund issues), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, the Fund’s Net Asset Value and results for any period should not be relied upon as being indicative of its Net Asset Value and results in future periods.
U.S. Federal Income Tax Risks
Investment in the Fund has various U.S. federal, state, and local income tax risks.
The Fund strongly urges investors to consult their own tax advisors concerning the effects of U.S. federal, state, and local income tax law on an investment in the Fund’s common shares.
The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.
The U.S. federal income tax laws governing RICs are complex, and interpretations of the U.S. federal income tax laws governing qualification as a RIC are limited. Qualifying as a RIC requires the Fund to meet various tests regarding the nature of its assets, its income and the amount of its distributions on an ongoing basis. The Fund’s ability to satisfy the RIC asset and income tests depends upon the characterization and fair market values of its assets, many of which are not precisely determinable, and for which the Fund may not obtain independent appraisals. The Fund’s compliance with the RIC asset and income tests and the accuracy of its tax reporting to shareholders also depend upon its ability to successfully manage the calculation and composition of its taxable income and its assets on an ongoing basis. Even a technical or inadvertent mistake could jeopardize the Fund’s RIC status. Under certain circumstances, the Fund may be able to cure a failure to meet the RIC asset and income tests if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that it will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, it generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to its shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if it distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its shareholders. The Fund may, nonetheless, be subject to certain corporate-level taxes regardless of whether it continues to qualify as a RIC. Additionally, if the Fund fails to qualify or to maintain its qualification as a RIC in any calendar year, it would be required to pay U.S. federal income tax (and any applicable state and local taxes) on its taxable income at regular corporate rates, and dividends paid to its shareholders would not be deductible by the Fund in computing its taxable income (although such dividends received by certain non-corporate U.S. taxpayers generally would be subject to a preferential rate of taxation). Further, if the Fund fails to maintain its qualification as a RIC, it might need to borrow money or sell assets in order to pay any resulting tax. The Fund’s payment of income tax would decrease the amount of its income available for distribution to its shareholders and could adversely affect the value of its common shares. Furthermore, if the Fund fails to maintain its qualification as a RIC, it no longer would be required under U.S. federal tax laws to distribute substantially all of its taxable income to its shareholders.
The Fund’s investments may result in the Fund incurring tax or recognizing taxable income prior to receiving cash distributions related to such income.
The tax implications of the corporate CLOs in which the Fund invests are complex and, in some circumstances, unclear. In particular, the Fund may recognize taxable income on certain of its CLO investments without the concurrent receipt of cash.
The Fund expects that most of its investments in securities will be marked to market for tax purposes pursuant to its election under Section 475(f) of the Code (see “—The Fund has made a mark-to-market election under Section 475(f) of the Code.”), regardless of whether the investments are generating cash flow. This could cause the Fund to recognize taxable income on such investments without the concurrent receipt of cash. For any of the Fund’s investments that are not marked to market for tax purposes, such as certain CLO equity investments, the tax implications of such investments are often complex and, in some circumstances, unclear, which could also cause the Fund to recognize taxable income on such investments without the concurrent receipt of cash. If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to its pro rata share of the corporation’s “subpart F income” for the tax year (including both ordinary earnings and capital gains). Treasury Regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining its ability to be subject to tax as a RIC if either (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. If the Fund fails to qualify or maintain its qualification for tax treatment as a RIC under Subchapter M of the Code for any reason, the Fund would be required to pay U.S. federal income tax on its taxable income at regular corporate rates, which could substantially reduce the Fund’s net assets, as well as the amount of income available for distributions, and the amount of such distributions, to the Fund’s shareholders and for payments to the holders of the Fund’s other equity securities or obligations. See “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.” Because the annual RIC distribution requirements are based on the RIC’s taxable income as opposed to the cash flow received by the RIC, if the Fund recognizes taxable income on its investments in excess of the cash either received from such investments or otherwise maintained on hand by the Fund, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the RIC distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund has made a mark-to-market election under Section 475(f) of the Code.
The Fund has made an election under Section 475(f) of the Code to mark its securities to market. There are limited authorities under Section 475(f) of the Code as to what constitutes a trader for U.S. federal income tax purposes. Under other sections of the Code, the status of a trader in securities depends on all of the facts and circumstances, including the nature of the income derived from the taxpayer’s activities, the frequency, extent and regularity of the taxpayer’s securities transactions, and the taxpayer’s investment intent. There can be no assurance that the Fund will continue to qualify as a trader in securities eligible to make a mark-to-market election. The Fund has not received, nor is it seeking, an opinion from counsel or a ruling from the IRS regarding its qualification as a trader. If the qualification for, or the Fund’s application of, such election were successfully challenged by the IRS, in whole or in part, it could, depending on the circumstances, result in retroactive (or prospective) changes in the amount or timing of recognized gross income, and potentially jeopardize its RIC qualification. If the IRS were to successfully challenge the treatment or timing of recognition of income from its securities, the Fund could fail to maintain its qualification as a RIC. Finally, mark-to-market gains and losses could cause volatility in the amount of its taxable income. For instance, the mark-to-market election could generate losses in one taxable year that the Fund is unable to use to offset taxable income, followed by mark-to-market gains in a subsequent taxable year that force the Fund to make additional distributions to its shareholders. Hence, the mark-to-market gains and losses could cause the Fund to distribute more dividends to its shareholders in a particular period than would otherwise be desirable from a business perspective.
Complying with RIC requirements may cause the Fund to forgo or liquidate otherwise attractive investments.
To maintain its qualification as a RIC, the Fund must continually satisfy various tests regarding the sources of its income, the nature and diversification of its assets and the amounts it distributes to its shareholders. In order to meet these tests, the Fund may be required to forgo investments it might otherwise make. It may be required to make distributions to shareholders at disadvantageous times or when it does not have funds readily available for distribution and may be unable to pursue investments that would be otherwise advantageous to the Fund in order to satisfy the source of income or asset diversification requirements for qualifying as a RIC. Thus, compliance with the RIC requirements may hinder the Fund’s investment performance.
FATCA withholding may apply to payments to certain foreign entities.
Payments made under the Fund’s securities to a foreign financial institution (“FFI”), or non-financial foreign entity (“NFFE”) (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act). This withholding tax may apply to certain payments of interest on the Fund’s debt securities or dividends on its shares unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any of the Fund’s debt securities or shares are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on its debt securities or dividends on its shares. Investors should consult their own tax advisors regarding FATCA and how it may affect an investment in the Fund’s securities.
General Risk Factors
The Fund, Ellington, or its affiliates may be subject to adverse legislative, regulatory or public policy changes.
At any time, U.S. federal, state, local, or foreign laws or regulations that impact the Fund’s business, or the administrative interpretations of those laws or regulations, may be enacted or amended.
The Fund cannot predict when or if any new law, regulation, or administrative interpretation, or any amendment to or repeal of any existing law, regulation, or administrative interpretation, will be adopted or promulgated or will become effective. Additionally, the adoption or implementation of any new law, regulation, or administrative interpretation, or any revisions in or repeals of these laws, regulations, or administrative interpretations, could cause the Fund to change its portfolio, could constrain its strategy, or increase its costs. The Fund could be adversely affected by any change in or any promulgation of new law, regulation, or administrative interpretation.
In addition, political leaders in the U.S. and certain foreign countries have recently been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate certain existing trade agreements with foreign countries. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the Fund’s performance.

Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections and otherwise, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The Fund cannot predict the ultimate impact of the foregoing on it, its business and investments, or the industries in which it invests generally, and any prolonged uncertainty could also have an adverse impact on the Fund and its investment objectives. Future changes may adversely affect the Fund’s operating environment, including through increasing competition, and therefore its business, operating costs, financial condition and results of operations. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets.
The Fund’s failure to procure adequate funding and capital would adversely affect the Fund’s results and may, in turn, negatively affect the value of its common shares and its ability to make distributions to its shareholders.
The Fund depends upon the availability of adequate funding and capital for its operations. To maintain its status as a RIC, the Fund is required to distribute to its shareholders at least 90% of its RIC taxable income annually, which generally includes ordinary income (e.g. dividends and interest) and net short-term capital gains. As a result, the Fund is not able to retain much or any of its earnings for new investments. There can be no assurance that any, or sufficient, funding or capital will be available to the Fund in the future on terms that are acceptable to the Fund. The Fund’s access to external capital will depend upon a number of factors, including the market price of its common shares, the market’s perception of its financial condition and potential future earnings, and general market conditions. In the event that the Fund cannot obtain sufficient funding and capital on acceptable terms, there may be a negative impact on the value of its common shares and the Fund’s ability to make distributions to its shareholders.
The Fund, Ellington, or its affiliates may be subject to regulatory inquiries and proceedings, or other legal proceedings.
At any time, industry-wide or company-specific regulatory or tax inquiries or proceedings can be initiated, and the Fund cannot predict when or if any such regulatory inquiries or proceedings will be initiated that involve the Fund or Ellington or its affiliates, including the Adviser. The Fund believes that the heightened scrutiny of the financial services industry increases the risk of inquiries and requests from regulatory or enforcement agencies. For example, as discussed under the caption “Investment Objective, Opportunities and Principal Strategies—Legal Proceedings”, over the years, Ellington and its affiliates have received, and the Fund expects in the future that the Fund and they may receive, inquiries and requests for documents and information from various federal, state, and foreign regulators.
The Fund can give no assurances that, whether the result of regulatory inquiries or otherwise, neither the Fund nor Ellington nor its affiliates will become subject to investigations, enforcement actions, fines, penalties or the assertion of private litigation claims. If any such events were to occur, the Fund, or the Adviser’s ability to perform its obligations to the Fund under the Investment Advisory Agreement between the Fund and the Adviser, or Ellington’s ability to perform its obligations to the Adviser under the services agreement between Ellington and the Adviser, could be materially adversely impacted, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.
The market for the Fund’s common shares may be limited, and the price and trading volume of its common shares may be volatile.
While the Fund’s common shares are listed on the NYSE, such listing does not ensure that the market price reflects the Fund’s actual financial performance, nor does it ensure the liquidity of the Fund’s common shares or a holder’s ability to sell them at any particular price. Market prices for the Fund’s common shares may be volatile and subject to wide fluctuations, including as a result of changes in trading volume. There can be no assurance that the market price of the Fund’s common shares will not fluctuate or decline significantly in the future. Factors that could negatively affect the market price of the Fund’s common shares, or result in fluctuations in the price or trading volume, of its common shares include, without limitation:
•actual or anticipated variations in the Fund’s distributions or operating results;
•changes in the Fund’s earnings estimates, the failure to meet the earnings or operating expectations of analysts and investors, or the publication of research reports about the Fund or the CLO industry;
•increases in market interest rates that lead investors to demand a higher yield on the Fund’s common shares;
•share repurchases or issuances of common shares by the Fund;
•the passage of legislation, changes in applicable law, court rulings, enforcement actions or other regulatory developments that adversely affect the Fund or its industry;

•changes in government policies or the timing of their implementation;
•changes in market valuations of similar funds;
•adverse market reactions to any additional indebtedness the Fund incurs;
•additions or departures of key personnel;
•shareholder actions;
•speculation in the press or the investment community;
•adverse changes in global, national, regional and local economic or market conditions, including those arising from pandemics, elevated unemployment, inflation, interest rate volatility, volatile and/or elevated credit spreads, concerns regarding recessions, geopolitical conflicts, social unrest, or civil disturbances, or concerns regarding leveraged loan defaults or credit losses;
•the Fund’s inclusion in, or exclusion from, various stock indices;
•the Fund’s absolute operating performance, and relative to that of comparable companies; and
•changes in accounting standards or principles.
Stock markets in general have experienced volatility that has often been unrelated to the operating performance of a particular company. These broad market fluctuations may also adversely affect the market price of the Fund’s common shares.
Future offerings of debt securities, which would rank senior to the Fund’s common shares upon its bankruptcy liquidation, and future offerings of equity securities which could dilute the common share holdings of the Fund’s existing shareholders and may be senior to the Fund’s common shares for the purposes of dividend and liquidating distributions, may adversely affect the market price of the Fund’s common shares.
In the future, the Fund may seek to increase its capital by offering debt securities or additional equity securities. Upon a bankruptcy or liquidation, holders of the Fund’s debt securities and preferred shares, if any, and other lenders, would receive distributions of the Fund’s available assets prior to common shareholders. The Fund’s preferred shares, if issued, could have a preference on liquidating distributions or a preference on dividend payments or both that could limit the Fund’s ability to make distributions to the holders of its common shares. Because the Fund’s decision to offer securities will depend on market conditions and other factors beyond its control, the Fund cannot predict the amount, timing or nature of any future offerings. Common shareholders therefore bear the risk that any future securities offerings reduce the market price of the Fund’s common shares or dilute their holdings.
Future sales of the Fund’s common shares or other securities convertible into common shares could cause the market value of the common shares to decline and could result in dilution.
Sales of substantial amounts of the Fund’s common shares or of other securities convertible into common shares could cause the market price of the Fund’s common shares to decrease significantly. The Fund cannot predict the effect, if any, of future sales of such securities, or their availability for future sale, on the market price of the Fund’s common shares. Such sales, or the perception that they could occur, may adversely affect the market price of the Fund’s common shares.
Shareholders who do not participate in the dividend reinvestment plan will experience dilution in their ownership percentage.
All cash distributions payable to shareholders who participated in the Fund’s dividend reinvestment plan are automatically reinvested in common shares. As a result, shareholders who do not participate will experience dilution in their ownership percentage of the Fund’s common shares over time.
The Fund is subject to risks related to corporate social responsibility.
The Fund’s business faces public scrutiny related to environmental, social and governance (“ESG”) activities. The Fund may risk damage to its reputation if the Fund or affiliates of the Adviser are viewed as failing to act responsibly in a number of areas, such as diversity and inclusion, environmental stewardship, support for local communities, corporate governance and transparency and considering ESG factors in the Fund’s investment processes. Some investors have become more focused on ESG factors, including climate risks, in determining whether to invest in companies. However, regional and investor specific sentiment often differ in what constitutes a material positive or negative ESG corporate practice. The Fund’s corporate social responsibility practices will not uniformly fit investors’ definitions, particularly across geographies and investor types, of best practices for ESG considerations. Adverse incidents with respect to ESG activities could impact the cost of the Fund’s operations and relationships with investors, all of which could adversely affect its business and results of operations.

There is a growing regulatory interest across jurisdictions in improving transparency regarding the definition, measurement and disclosure of ESG factors to enable investors to validate and better understand sustainability claims, including an increased regulatory focused on the accuracy of those claims. As a result, the Fund is subject to evolving rules and regulations promulgated by various governmental and self-regulatory organizations, including the SEC, the NYSE and the Financial Accounting Standards Board. These rules continue to expand in scope and complexity, with new requirements potentially increasing compliance challenges and uncertainty. If the Fund is perceived as, or accused of, “greenwashing” or overstating the extent of its sustainability-related practices, such allegations could damage the Fund’s reputation, result in litigation or regulatory actions, and negatively impact its ability to raise capital.
At the same time, so-called “anti-ESG” sentiment has also gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation, or issued related legal opinions. For example, certain states now require that relevant state entities or managers/administrators of state investments make investments based solely on pecuniary factors without consideration of ESG factors or have enacted “boycott bills.” If investors subject to such legislation viewed the Fund, its policies, or its practices, as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in the Fund, which could negatively affect its financial performance.
If the Fund fails or is perceived to fail to comply with or meet applicable rules, regulations and stakeholder expectations, it could negatively impact the Fund’s reputation and its business results. Further, the Fund’s business could become subject to additional regulations, penalties and/or risks of regulatory scrutiny and enforcement in the future. Moreover, the requirements of various regulations the Fund may become subject to may not be consistent with each other. There can be no assurance that the Fund’s current ESG practices will meet future regulatory requirements, reporting frameworks or best practices, increasing the risk of related enforcement. Compliance with new requirements may lead to increased management burdens and costs.
Climate change has the potential to impact the Fund’s investments.
Currently, it is not possible to predict how legislation or new regulations that may be adopted to address greenhouse gas emissions will impact the assets underlying the Fund’s investments. However, any such future laws and regulations imposing reporting obligations, limitations on greenhouse gas emissions, or additional taxation of energy use could negatively affect the businesses of the underlying borrowers on the CLOs in which the Fund invests, including, for example by requiring an underlying borrower to make significant expenditures to attain and maintain compliance. Any new legislative or regulatory initiatives related to climate change could adversely affect the assets underlying the Fund’s investments and, therefore, the Fund’s business.
The physical impact of climate change could also have a material adverse effect on the assets underlying the Fund’s investments. Physical effects of climate change such as increases in temperature, sea levels, the severity of weather events and the frequency of natural disasters, such as hurricanes, tropical storms, tornadoes, wildfires, droughts, floods and earthquakes, among other effects, could reduce the value of the assets underlying the Fund’s investments and, therefore, the Fund’s investments.
Periods of heightened inflation could adversely impact the Fund’s financial results.
High inflation, whether caused by low unemployment, high corporate demand, supply-chain issues, geopolitical conflicts, quantitative easing, imposition of tariffs by the federal government, or a combination of these or other factors, may undermine the performance of the Fund’s investments by reducing the value of such investments and/or the income received from such investments. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, significant effects on interest rates and negative effects on economies and financial markets.
Inflation and rapid fluctuations in inflation rates have in the past had, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies and particularly for some of the corporate sectors in which the Fund’s underlying obligors operate. For example, if a corporate borrower under an asset held by one of the Fund’s CLO investments is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. As inflation rises, an underlying obligor may earn more revenue but may incur higher expenses, as wages and prices of inputs increase during periods of inflation. Thus, heightened inflationary pressures could increase the risk of default by the underlying borrowers in CLOs. In addition, during any periods of rising inflation, interest rates would be expected to rise, which could create a mismatch between the Fund’s assets and liabilities. See “—Interest rate mismatches between the Fund’s assets and its liabilities, and between the assets and liabilities of the CLOs in which the Fund invests, the Fund’s CLO investments and their underlying corporate credit assets may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.” Conversely, as inflation declines, the Fund and any CLO in which the Fund invests and any underlying corporate borrower of its CLO investments may not be able to reduce expenses commensurate with any resulting reduction in revenue.

In addition, actions that the Federal Reserve has taken, and could continue to take in response to changes in inflation, could have an adverse impact on the economy broadly and/or on the Fund’s financial results specifically. See “Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.”
Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.
The use of AI by the Fund and others, and the overall adoption of AI throughout society, may exacerbate or create new and unpredictable competitive, operational, legal and regulatory risks to the Fund’s business. There is substantial uncertainty about the extent to which AI will result in dramatic changes throughout the world, and the Fund may not be able to anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. These changes could potentially disrupt, among other things, the Fund’s business model, investment strategies and operational processes. Some of the Fund’s competitors may be more successful than it in the development and implementation of new technologies, including services and platforms based on AI, to improve their operations. If the Fund is unable to adequately advance its capabilities in these areas, or do so at a slower pace than others in its industry, the Fund may be at a competitive disadvantage.
If the data the Fund, or third parties whose services the Fund relies on, use in connection with the possible development or deployment of AI is incomplete, inadequate or biased in some way, the performance of the Fund’s business could suffer. In addition, recent technological advances in AI both present opportunities and pose risks to the Fund. Data in technology that uses AI may contain a degree of inaccuracy and error, which could result in flawed algorithms in various models used in the Fund’s business. The volume and reliance on data and algorithms also make AI more susceptible to cybersecurity threats, including data poisoning and the compromise of underlying models, training data or other intellectual property. The personnel provided to the Fund by the Adviser, and/or its third-party service providers could, without being known to the Fund, improperly utilize AI and machine learning-technology while carrying out their responsibilities. This could reduce the effectiveness of AI technologies and adversely impact the Fund and its operations to the extent that it relies on the AI’s work product.
There is also a risk that AI may be misused or misappropriated by the Fund’s third party service providers. For example, a user may input confidential information, including material non-public information, into AI applications, resulting in the information becoming a part of a dataset that is accessible by third-party technology applications and users, including the Fund’s competitors. Further, the Fund may not be able to control how third-party AI that it chooses to use is developed or maintained, or how data the Fund inputs is used or disclosed. The misuse or misappropriation of the Fund’s data could have an adverse impact on its reputation and could subject it to legal and regulatory investigations or actions or create competitive risk.
In addition, the use of AI by the Fund or others may require compliance with legal or regulatory frameworks that are not fully developed or tested, and the Fund may face litigation and regulatory actions related to its use of AI. There has been increased scrutiny, including from global regulators, regarding the use of “big data,” diligence of data sets and oversight of data vendors. The Fund’s ability to use data to gain insights into and manage its business may be limited in the future by regulatory scrutiny and legal developments.

Item 2.    Code of Ethics
Ellington Credit Company (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The Fund did not make any amendments to or grant any waivers, including implicit waivers, from any provisions of the SOX Code of Ethics during the period covered by this report. The Fund’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the Fund’s Secretary at (203) 405-3585, or info@ellingtoncredit.com. The Fund’s SOX Code of Ethics can also be accessed via the Fund’s website at www.ellingtoncredit.com. The Fund intends to satisfy the disclosure requirements under this Item 2 regarding amendments or waivers, if any, by posting such information on its website.
Item 3.    Audit Committee Financial Expert
The Fund’s Board of Trustees (the “Board”) has determined that the Fund has at least one “audit committee financial expert” serving on the Fund’s Audit Committee (the “Audit Committee”). Each member of the Audit Committee meets the independence requirements of the 1940 Act, NYSE, and SEC rules and regulations, and each is financially literate. The Board has determined that each of Mr. Allardice, Ms. McBride, Mr. Miller, and Dr. Simon is an “audit committee financial expert” as that term is defined by the SEC and that each satisfies the financial expertise requirements of the NYSE.
Item 4.    Principal Accountant Fees and Services
(a)Audit Fees—The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PWC”) for the audit of the Registrant’s annual financial statements and/or for services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the year ended March 31, 2026 were $0.4 million and for the fiscal year ended March 31, 2025 were $0.2 million.
(b)Audit Related Fees—The aggregate fees billed for assurance and related services rendered by PWC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the year ended March 31, 2026 were $0.1 million and for the fiscal year ended March 31, 2025 were $0.1 million. The audit-related fees incurred in the year ended March 31, 2026 and the year ended March 31, 2025 were in connection with the Registrant’s strategic transformation, the offering of the Registrant’s 8.5% Senior Notes due 2031, and filing of its Registration Statements on Form N-2.
(c)Tax Fees—There were no fees billed for professional services by PWC for tax compliance, tax advice, and tax planning during the year ended March 31, 2026 or the fiscal year ended March 31, 2025.
(d)All Other Fees—There were no such fees billed for products and services provided by PWC during the the year ended March 31, 2026 or the fiscal year ended March 31, 2025.
(e)(1) The Registrant's Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Registrant's independent registered public accounting firm. Under these policies, on an annual basis, the Audit Committee reviews and pre-approves the scope of audits, audit fees and expenses, and proposed audit-related and non-audit services to be performed by the independent registered public accounting firm on behalf of the Registrant prior to the initiation of such services. Certain categories of audit, audit-related, tax, and other non-audit services have been pre-approved by the Audit Committee subject to specified fee thresholds; services falling outside those pre-approved categories or thresholds are subject to specific pre-approval by the Audit Committee or by one or more members to whom the Audit Committee has delegated this authority.
In addition, the Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant (together, the "Service Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Registrant. Although the Audit Committee does not pre-approve all services provided to Service Affiliates, the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for all such services.
The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may delegate authority to one or more of its members, including the authority to grant pre-approvals of audit and permitted non-audit services; any pre-approval decisions made pursuant to such delegation shall be reported to the full Audit Committee at its next scheduled meeting for informational purposes.

The pre-approval policies provide for waivers of the pre-approval requirement for permitted non-audit services provided to the Registrant pursuant to the de minimis exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, and applicable regulations.
(e)(2) None of PWC’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.
(f)All of PWC’s hours spent on auditing the Registrant’s 2026 and 2025 financial statements were attributed to work performed by full-time permanent employees of PWC.
(g)For the year ended March 31, 2026 and the fiscal year ended March 31, 2025, there were no fees billed PWC for non-audit services rendered to the Fund and for non-audit services rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund and the Fund’s investment adviser.
(h)There were no non-audit services rendered to the Fund’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.
(i)Not applicable.
(j)Not applicable.
Item 5.    Audit Committee of Listed Registrants
(a)The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act; the members of the committee are Mr. Miller, Mr. Allardice, Dr. Simon, and Ms. McBride.
(b)Not applicable.
Item 6.    Investments
(a) A schedule of investments is included in the Funds’s Report to Shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7.    Financial Statements and Financial Highlights for Open-End Management Investment Companies
(a) Not applicable.
(b) Not applicable.
Item 8.    Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Item 9.    Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Item 10.    Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
We have delegated our proxy voting responsibility to our Adviser, Ellington Credit Company Management LLC. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is our policy to delegate the responsibility for voting proxies relating to portfolio securities held by us to the Adviser as part of the Adviser's general management of our portfolio, subject to the continuing oversight of the Board. The Adviser exercises its discretion in accordance with its good faith assessment of the best interests of the Fund and its shareholders. The Adviser may retain a third-party proxy voting service to vote proxies in accordance with such service's then-current guidelines and recommendations, and to assist with required regulatory filings related to proxies. The Adviser may override the recommendation of any such service, provided that such votes receive prior approval of the Fund's Chief Compliance Officer. In discharging its responsibilities, the Adviser maintains policies and procedures for identifying and addressing conflicts of interest, which may include use of a third-party proxy voting service, CCO review, or consultation with our Board of Trustees.
We file an annual report of each proxy voted with respect to our portfolio securities during the twelve-month period ended June 30th on Form N-PX not later than August 31st of each year.
Item 13. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) As of March 31, 2026, investment sourcing and investment decisions are jointly and primarily the responsibility of two portfolio managers:
Michael Vranos
Mr. Vranos is the Founder and Chief Executive Officer of the Adviser. He oversees the Adviser’s investment activities, including those of the Fund. Mr. Vranos holds ultimate responsibility for portfolio construction, including strategy-level allocation and risk targets, and holds a prominent role in the implementation of credit and interest rate hedging strategies across both the Fund and the other clients managed by Ellington. Mr. Vranos interacts on a regular basis with members of senior management of the Adviser, including Mr. Borenstein, to discuss both high-level and trade-specific portfolio management and strategy. Mr. Vranos founded Ellington in December of 1994 to capitalize on distressed conditions in the MBS derivatives market. Mr. Vranos currently sits on the following committees at Ellington: Executive, Investment and Risk Management, Portfolio Management, Risk Review and European Asset Risk Subcommittee. Prior to founding Ellington in December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. With Mr. Vranos as head trader and senior manager, Kidder Peabody’s MBS department became a leader on Wall Street in CMO underwriting for each of the three years between 1991 and 1993. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University. Mr. Vranos also devotes much of his time, energy, and resources to philanthropic causes, donating to worthy child advocacy, homeless relief, education, and medical research organizations across the country. A longtime director of Help for Children and recipient of the organization’s 2007 Lifetime Award for Caring, he supports the group’s mission to prevent child abuse and provide assistance for families in need. Mr. Vranos recently established a research fellowship to sponsor the ongoing work of the Harvard Stem Cell Institute.
Gregory Borenstein
Gregory Borenstein is a Managing Director and the Head of Corporate Credit at Ellington, and is responsible for the firm’s CLO investment business. Mr. Borenstein joined Ellington in 2012 to establish and grow the firm’s CLO capabilities, which has led to CLOs representing an important component of the firm’s overall assets under management. In addition to CLOs, he is responsible for the management of index and bespoke tranches and is closely involved in the development of hedging strategies and broader portfolio management across the firm. Mr. Borenstein currently serves on the Portfolio Management and Risk Oversight Committees of Ellington. Prior to joining Ellington, Mr. Borenstein was a member of the Secondary CLO trading desk at Goldman Sachs, where he traded both US and European CLOs, along with Trust Preferred Securities (TruPS). He began his career on Goldman Sachs’ Proprietary Structured Credit Desk, which managed a multi-billion dollar portfolio, where Mr. Borenstein primarily focused on CLOs and credit derivatives. Mr. Borenstein holds degrees in Applied Mathematics and Economics from Johns Hopkins University.
(a)(2) Not applicable.
(a)(3) None of the Adviser’s investment personnel receive any direct compensation from the Registrant in connection with the management of its portfolio. Mr. Vranos, through his ownership interest in EMG, an affiliate of the Adviser, is entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement. Mr. Vranos does not receive any additional compensation from the Adviser in connection with the management of the portfolio. The compensation paid by the Adviser to certain other investment personnel includes: (i) annual base salary and (ii) performance-based bonus awards.

(a)(4) The following table sets forth the dollar range of equity securities of the Fund that each portfolio manager beneficially owned as of March 31, 2026 based on a net asset value per common share of $4.09 as of that date. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Michael Vranos	$500,001–$1,000,000
Gregory Borenstein	$100,001–$500,000
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
There have been no purchases by or on behalf of the Registrant of shares of the Registrant’s equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the period covered by this report.
Item 15. Submission of Matters to a Vote of Security Holders
There were no material changes to the procedures by which the Shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.
Item 16. Controls and Procedures
(a)Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
None.
Item 18. Recovery of Erroneously Awarded Compensation
Not applicable.
Item 19. Exhibits

Exhibit	Description
(a)(1)	The Fund has posted its current SOX Code of Ethics on its website at www.ellingtoncredit.com

(a)(2)	Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Ellington Credit Company

	By:	/s/ LAURENCE PENN
Laurence Penn Chief Executive Officer (Principal Executive Officer)
	Date:	May 29, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ LAURENCE PENN
Laurence Penn Chief Executive Officer (Principal Executive Officer)
Date:	May 29, 2026

By:	/s/ CHRISTOPHER SMERNOFF
Christopher Smernoff Chief Financial Officer (Principal Financial and Accounting Officer)
Date:	May 29, 2026